1933 Act File No. 333-215450

As filed with the Securities and Exchange Commission on February 3, 2017

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No.	☐

(Check appropriate box or boxes.)

Direxion Funds

(Exact name of Registrant as Specified in Charter)

1301 Avenue of the Americas (6th Avenue), 28th Floor

New York, New York 10019

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (646) 572-3390

Daniel D. O’Neill

1301 Avenue of the Americas (6th Avenue), 28th Floor

New York, New York 10019

(Name and Address of Agent for Service)

Copy to:

Angela Brickl Rafferty Asset Management, LLC 1301 Avenue of the Americas (6th Avenue) 28th Floor	Stacy L. Fuller K&L Gates LLP 1601 K Street, NW Washington, DC 20006
New York, NY 10019

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities of 1933, as amended.

It is proposed that this filing become effective on February 3, 2017 or pursuant to Rule 488 or on such date as the Commission may determine within 30 days, when it will go automatically effective.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because of reliance on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares (File No. 333-28697 and 811-08243).

Title of Securities Being Registered: Class A Shares of the Direxion Hilton Tactical Income Fund, Class C Shares of the Direxion Hilton Tactical Income Fund and Institutional Class Shares of the Direxion Hilton Tactical Income Fund.

DIREXION FUNDS

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Cover Sheet

Contents of Registration Statement

Letter to Shareholders

Notice of Special Meeting

Questions and Answers

Part A - Combined Proxy Statement and Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibit Index

Exhibits

COMBINED PROXY STATEMENT AND PROSPECTUS

For the Reorganization of

Destra Dividend Total Return Fund,

a series of the Destra Investment Trust

c/o Destra Capital Advisors LLC

One North Wacker

48th Floor

Chicago, IL 60606

877-287-9646

Into

Direxion Hilton Tactical Income Fund,

a series of the Direxion Funds

1301 Avenue of the Americas (6th Avenue)

28th Floor

New York, New York 10019

646-572-3390

February 3, 2017

Destra Dividend Total Return Fund,

a series of the Destra Investment Trust

c/o Destra Capital Advisors LLC

One North Wacker, 48th Floor, Chicago, IL 60606

1-877-287-9646

February 3, 2017

Dear Valued Shareholder:

On behalf of the Board of Trustees of Destra Investment Trust (“Destra”), we are pleased to invite you to a Special Meeting of Shareholders (the “Special Meeting”) of Destra Dividend Total Return Fund (the “Acquired Fund”), a series of Destra, on March 7, 2017, at the offices of Destra Capital Advisors LLC (“Destra Capital”), the Acquired Fund’s investment adviser, at One North Wacker, 48th Floor, Chicago, IL 60606 at 10:00 a.m. Central time. A combined Proxy Statement/Prospectus (the “Proxy Statement”) regarding the Special Meeting, a proxy card for your vote at the Special Meeting, and a postage-prepaid envelope in which to return your proxy card are enclosed.

As discussed in more detail in the enclosed Proxy Statement, at the Special Meeting, the shareholders of the Acquired Fund will be asked to approve an Agreement and Plan of Reorganization and Termination (the “Plan”) to reorganize the Acquired Fund into Direxion Hilton Tactical Income Fund (the “Acquiring Fund”), a series of the Direxion Funds (the “Reorganization”). The Reorganization is expected to benefit shareholders invested in the Acquired Fund because the Reorganization would provide a means for shareholders in the Acquired Fund to invest in the Acquiring Fund which is a part of a much larger family of funds. The reorganization of the Acquired Fund into the Acquiring Fund will result in a larger combined portfolio with expenses ratios that are expected to be slightly lower than the Acquired Fund’s expense ratios, and with better prospects to increase asset size and achieve economies of scale over time as compared to the Acquired Fund continuing to pursue its investment objective on a standalone basis.

The Acquired Fund and the Acquiring Fund have investment objectives that are similar, though they employ differing investment strategies to achieve their respective objectives. The Acquired Fund invests at least 80% of its net assets in a diversified portfolio of dividend producing equity securities. The Acquiring Fund invests in fixed income investments and income producing equity securities, including both dividend paying common stock and preferred stocks. Therefore, the Acquiring Fund has additional risks related to fixed income securities that the Acquired Fund does not. The Acquiring Fund is managed by Rafferty Asset Management, LLC (“Rafferty”) and sub-advised by Hilton Capital Management,

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LLC (“Hilton”), whereas the Acquired Fund is managed by Destra Capital and also sub-advised by Hilton. The Hilton portfolio management team that manages the Acquired Fund on a day-to-day basis also manages the Acquiring Fund on a day-today basis. Rafferty has been managing mutual funds since June 1997. As of December 31, 2016, the Rafferty had approximately $10.9 billion in assets under management.

The Board of Trustees of Destra (“Destra Board”) has unanimously determined that it is in the best interests of the Acquired Fund and its shareholders that the Acquired Fund be reorganized into the Acquiring Fund and that the interests of shareholders of the Acquired Fund will not be diluted as a result of the Reorganization. The Board of Trustees of Destra, including the independent trustees, unanimously recommends that you vote “FOR” the Plan to authorize the Reorganization of the Acquired Fund.

If the Plan is approved by shareholders, the Reorganization is expected to take effect on or about March 10, 2017 or on such later date as Destra and the Direxion Funds decide. The Acquired Fund offers three classes of shares, Class A shares, Class C shares and Class I shares. The Acquiring Fund offers three classes of shares, Class A shares, Class C shares and Institutional Class shares. At the time the Reorganization takes effect, shareholders of the Class A, Class C and Class I shares of the Acquired Fund will receive shares of the corresponding share class of the Acquiring Fund (the Acquiring Fund’s Institutional Class shares being treated as the corresponding class to the Acquired Fund’s Class I shares for these purposes) having an aggregate value equal to the aggregate value of the Acquired Fund shares that the shareholder held immediately prior to the Reorganization as follows:

Acquired Fund – Destra Dividend Total Return Fund		Acquiring Fund – Direxion Hilton Tactical Income Fund
Class A Shares	g	Class A Shares
Class C Shares	g	Class C Shares
Class I Shares	g	Institutional Class Shares

No sales loads, commissions or other transactional fees will be imposed on shareholders of the Acquired Fund in connection with the Reorganization. It is expected that neither the Acquired Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization. The attached Proxy Statement is designed to give you more information about the proposal. If shareholders of the Acquired Fund do not approve the Plan, then the Reorganization will not be implemented.

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Whether or not you are planning to attend the Special Meeting, we need your vote. You can vote in one of four ways:

•	By mail with the enclosed proxy card;

•	By internet through the website listed in the proxy voting instructions;

•	By automated touchtone using the toll-free number listed in the proxy voting instructions; or

•	In person at the Special Meeting.

Please read the enclosed Proxy Statement carefully and submit your vote. If you have any questions about the proposal or how to vote, please call (877) 287-9646.

Your vote is very important to us. Thank you for taking the time to consider this important proposal and for your continuing investment in the Destra Dividend Total Return Fund.

Sincerely,

/s/ Dominic Martellaro
Dominic Martellaro
Chief Executive Officer
Destra Capital Advisors LLC

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DESTRA DIVIDEND TOTAL RETURN FUND

A series of the Destra Investment Trust

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD MARCH 7, 2017

To the Shareholders of the Destra Dividend Total Return Fund:

Destra Investment Trust, a Massachusetts business trust (“Destra”), will hold a Special Meeting of Shareholders (the “Special Meeting”) of the Destra Dividend Total Return Fund (the “Acquired Fund”) at 10:00 a.m. Central time on March 7, 2017, at the offices of Destra Capital Advisors LLC, One North Wacker, 48th Floor Chicago, IL 60606. At the Special Meeting, you and the other shareholders of the Acquired Fund will be asked to consider and vote upon the following proposals:

1.	To approve an Agreement and Plan of Reorganization and Termination (the “Plan”) providing for the transfer of all of the assets of the Acquired Fund to the Direxion Hilton Tactical Income Fund (the “Acquiring Fund”), a series of the Direxion Funds, in exchange solely for the Acquiring Fund’s assumption of all of the Acquired Fund’s known liabilities and the Acquiring Fund’s Class A, Class C and Institutional Class shares, which would be distributed pro rata by the Acquired Fund to its Class A, Class C and Class I shareholders, respectively, in complete liquidation of the Acquired Fund; and

2.	The transaction of such other business as may properly come before the Special Meeting or any postponements or adjournments thereof.

Only shareholders of record of the Acquired Fund as of the close of business on January 6, 2017, the record date of this Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business at the Special Meeting is not obtained, or if a quorum is obtained but sufficient votes required to approve the Plan are not obtained, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal.

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YOUR VOTE IS IMPORTANT.

Please return your proxy card promptly or vote your proxy on the Internet or by telephone using the website address and toll-free telephone number found on your proxy card.

Whether or not you expect to attend the Special Meeting, please vote by completing, dating and signing your proxy card and mailing it in the enclosed postage prepaid envelope. You may also submit your vote by toll-free telephone or through the Internet according to the voting instructions on the proxy card. Your prompt voting by proxy will help assure a quorum at the Special Meeting. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of Destra at the address noted in the Proxy Statement/Prospectus, or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy again through the toll-free number or Internet website address listed in the voting instructions on the proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on March 7, 2017, or any adjournment or postponement thereof. This Notice and the Proxy Statement/Prospectus are available on the internet at www.proxypush.com/Destra or by calling (toll-free) 866-256-0927. On this website, you will be able to access the Notice, the Combined Proxy Statement/Prospectus, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

By order of the Board of Trustees of Destra Investment Trust,

/s/ Jane Hong Shissler Jane Hong Shissler, Secretary

February 3, 2017

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DESTRA INVESTMENT TRUST

Destra Dividend Total Return Fund

c/o Destra Capital Advisors LLC

One North Wacker, 48th Floor

Chicago, IL 60606

1-877-287-9646

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT

Dated: February 3, 2017

QUESTION:	WHAT IS THE ATTACHED DOCUMENT AND WHY DID I RECEIVE IT?

ANSWER:	At meetings of the Board of Trustees of Destra Investment Trust (“Destra” and the Board of Trustees of Destra, the “Destra Board”) held on November 7, 2016 and November 16, 2016, the Board approved, based on recommendations by Destra Capital Advisors LLC (“Destra Capital”), the investment adviser to the Destra Dividend Total Return Fund (the “Acquired Fund”), an Agreement and Plan of Reorganization and Termination (the “Plan”) to reorganize the Acquired Fund, a series of Destra, into the Direxion Hilton Tactical Income Fund (the “Acquiring Fund”), a series of Direxion Funds (the “Reorganization”). In approving the Plan, the Board determined that participation in the Reorganization is in the best interests of the shareholders of the Acquired Fund, and concluded that the interests of the shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

Shareholder approval of the Plan is needed to proceed with the Reorganization and a Special Meeting of Shareholders will be held on March 7, 2017 at 10:00 a.m. Central time at the offices of Destra Capital, One North Wacker, 48th Floor Chicago, IL 60606 (the “Special Meeting”) to consider the proposal.

The attached Combined Proxy Statement/Prospectus (the “Proxy Statement”) is a proxy statement for the Destra Dividend Total Return Fund (the “Acquired Fund”) and a prospectus for the Direxion Hilton Tactical Income Fund (the “Acquiring Fund”). The purposes of the Proxy Statement are to (1) solicit votes from shareholders of the Acquired Fund to approve the Plan, a form of

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which is attached to the Proxy Statement as Appendix A, to reorganize the Acquired Fund into the Acquiring Fund, and (2) provide information regarding the Class A shares, Class C shares and Institutional Class shares of the Acquiring Fund.

The Proxy Statement contains information that shareholders of the Acquired Fund should know before voting on the Plan. The Proxy Statement should be retained for future reference.

QUESTION:	WHY IS THE REORGANIZATION BEING PROPOSED?

ANSWER:	The Reorganization is expected to benefit shareholders invested in the Acquired Fund because the Reorganization would provide a means for shareholders in the Acquired Fund to invest in the Acquiring Fund which is a part of a much larger family of funds. The reorganization of the Acquired Fund into the Acquiring Fund will result in a larger combined portfolio with expenses ratios that are expected to be slightly lower than the Acquired Fund’s expense ratios, and with better prospects to increase asset size and achieve economies of scale over time as compared to the Acquired Fund continuing to pursue its investment objective on a standalone basis.

QUESTION:	HOW WILL THE REORGANIZATION WORK?

ANSWER:	Pursuant to the Plan, the Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund’s assumption of all of the Acquired Fund’s known liabilities and the Acquiring Fund’s Class A, Class C and Institutional Class shares having an aggregate net asset value equal to the Acquired Fund’s net assets. The Acquired Fund will then distribute the shares it receives from the Acquiring Fund pro rata to its shareholders and the Acquired Fund will be terminated and dissolved.

If the Plan is approved by shareholders, the Reorganization is expected to be effective on or about March 10, 2017 or on such later date as Destra and the Direxion Funds decide.

QUESTION:	HOW WILL THE REORGANIZATION AFFECT ME AS A SHAREHOLDER?

ANSWER:

Shareholders of the Acquired Fund will become shareholders of the Acquiring Fund, which is a series of Direxion Funds. The Acquired Fund offers three classes of shares, Class A shares, Class C shares and Class I shares. The Acquiring Fund offers three classes of shares, Class A shares, Class C shares and Institutional Class shares. After the Reorganization, each shareholder will hold shares of the Acquiring Fund of the corresponding class and with the same aggregate net asset value of the shares of the Acquired Fund he or she held immediately prior to the Reorganization as follows:

Acquired Fund – Destra Dividend Total Return Fund		Acquiring Fund – Direxion Hilton Tactical Income Fund
Class A Shares	g	Class A Shares
Class C Shares	g	Class C Shares
Class I Shares	g	Institutional Class Shares

The Reorganization will not affect the value of your investment at the time of Reorganization and your interest in the Acquired Fund will not be diluted.

QUESTION:	IS THE ACQUIRING FUND DIFFERENT FROM THE ACQUIRED FUND?

ANSWER:	The Acquired Fund and the Acquiring Fund have investment objectives that are similar, though they employ differing investment strategies to achieve their respective objectives. The investment objective of the Acquired Fund is to seek long-term total return and current income. The Acquiring Fund’s investment objective is primarily to seek income, with a secondary objective of capital appreciation consistent with the preservation of capital. The Acquired Fund invests at least 80% of its net assets in a diversified portfolio of dividend producing equity securities. The Acquiring Fund invests in fixed income investments and income producing equity securities, including both dividend paying common stock and preferred stocks. Therefore, the Acquiring Fund has additional risks related to fixed income securities that the Acquired Fund does not. The principal investment strategies of the Acquired Fund and the Acquiring Fund are set forth under “Comparison of Investment Objectives, Principal Investment Strategies and Principal Risks – Investment Objectives, Principal Investment Strategies and Policies” in the Proxy Statement. Following the Reorganization, the Acquiring Fund will be managed in accordance with the existing investment objective, policies and strategies of the Acquiring Fund.

The Acquiring Fund commenced operations September 16, 2013 as the Hilton Yield Plus Fund, a series of the Managed Portfolio Series. Effective as of the close of business on December 5, 2014, Hilton Yield Plus Fund was reorganized into the Acquiring Fund, a series of the Direxion Funds.

QUESTION:	WHO WILL MANAGE THE ACQUIRING FUND?

ANSWER:	Rafferty Asset Management, LLC (“Rafferty”) is the investment adviser and Hilton Capital Management, LLC (“Hilton”) is the subadviser to the Acquiring Fund. Destra Capital serves as the investment adviser and Hilton as the subadviser to the Acquired Fund. (On September 13, 2016, the Destra Board approved Hilton as the interim subadviser to the Acquired Fund, and pursuant to such appointment, on October 1, 2016, Hilton took over all subadviser responsibilities and obligations from Miller/Howard Investments, Inc., the former subadviser to the Acquired Fund.) Hilton is an experienced provider of investment advisory services to private clients and institutions and had approximately $920 million in assets under management as of September 28, 2016. The same portfolio management team at Hilton that is currently responsible for the day-to-day management of the Acquired Fund will continue the day-to-day management of the Acquiring Fund, subject to the supervision of Rafferty and oversight by the Acquiring Fund’s Board of Trustees. Rafferty has been managing mutual funds since June 1997. As of December 31, 2016, Rafferty had approximately $10.9 billion in assets under management. Rafferty and Hilton are affiliated companies under the common control of Lawrence C. Rafferty through his ownership in Rafferty Holdings, LLC. There are currently 18 operational series of the Direxion Funds, including the Acquiring Fund.

QUESTION:	WHAT OTHER CHANGES WILL OCCUR?

ANSWER:	The Reorganization will move the assets of the Acquired Fund, a series of Destra, which is a Massachusetts business trust, to the Acquiring Fund, a series of Direxion Funds, which is also a Massachusetts business trust. The Acquiring Fund operates under the oversight of the Direxion Funds’ Board of Trustees.

Also, the service providers to the Acquired Fund will change to the service providers to the Acquiring Fund as set forth below:

Service Provider	Acquired Fund	Acquiring Fund
Administrator	Bank of New York Mellon (“BONY”)	US Bancorp Fund Services, LLC (“USBFS”)
Fund Accountant	BONY	USBFS
Transfer Agent	BONY	USBFS
Custodian	BONY	U.S. Bank N.A.
Distributor	Destra Capital Investments LLC	Rafferty Capital Markets, LLC

Please refer to “Comparison of Shareholder Rights” and “Additional Information about the Reorganization” in the Proxy Statement for more information about the differences between Acquired Fund and the Acquiring Fund.

QUESTIONS:	HOW WILL THE REORGANIZATION AFFECT THE FEES AND EXPENSES I PAY AS A SHAREHOLDER OF THE ACQUIRED FUND?

ANSWER:

Net expenses that shareholders pay are expected to be slightly lower as a result of the Reorganization. The Acquired Fund is subject to an expense limitation arrangement, pursuant to which Destra Capital has agreed to cap expenses so that the total annual fund operating expenses, excluding brokerage commissions and other trading expenses, taxes, acquired fund fees and other extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of business) are 1.60% for Class A, 2.35% for Class C, and 1.35% for Class I. The arrangement will continue in effect until December 31, 2027 (unless the Destra Board consents to an earlier revision or termination of this arrangement). The Acquiring Fund is subject to an operating services agreement (“Operating Services Agreement), which functions to limit the total annual operating expenses of the Acquiring Fund. Pursuant to the Operating Services Agreement, Rafferty has contractually agreed, in exchange for an annualized fee of 0.15% of the average daily net assets of each class of the Acquiring Fund, to pay all expenses of the Acquiring Fund as long as Rafferty is the adviser to the Acquiring Fund, other than the following: management fees, Rule 12b-1 distribution and/or service fees, acquired fund fees and expenses, taxes, swap financing and related costs, dividends or interest on short

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positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses. Please see the description of the operating expenses that is included as part of the combined proxy statement and prospectus that follows.

QUESTION:	WILL THE PROPOSED REORGANIZATION RESULT IN ANY FEDERAL INCOME TAX LIABILITY?

ANSWER:	It is expected that neither the Acquired Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization. The Acquired Fund will receive an opinion from counsel to the Acquiring Fund to this effect. Shareholders of the Acquired Fund should consult their own tax advisers regarding the federal, state and local tax treatment and implications of the Reorganization in light of their individual circumstances.

QUESTION:	WILL MY COST BASIS CHANGE AS A RESULT OF THE REORGANIZATION?

ANSWER:	No, your total cost basis is not expected to change as a result of the Reorganization.

QUESTION:	WILL I BE CHARGED A COMMISSION OR OTHER FEE AS A RESULT OF THE REORGANIZATION?

ANSWER:	No sales loads or other transactional fees will be imposed on shareholders in connection with the Reorganization.

QUESTION:	WHO IS PAYING THE COSTS OF THE PROPOSED REORGANIZATION?

ANSWER:	Hilton and Destra Capital will each be responsible for its own fees and disbursements associated with the Reorganization, as well as any legal fees and disbursements associated therewith of the Fund it manages. The remaining costs associated with the Reorganization will be borne equally by Hilton and Destra Capital. These expenses are estimated at approximately $117,000. Neither shareholders of the Acquired Fund nor shareholders of the Acquiring Fund will bear any such costs.

QUESTION:	HOW DOES THE DESTRA BOARD OF TRUSTEES RECOMMEND THAT I VOTE?

ANSWER:	After careful consideration, the Destra Board recommends that shareholders vote “FOR” the Plan.

QUESTION:	WHAT HAPPENS IF THE PROPOSED REORGANIZATION IS NOT APPROVED?

ANSWER:	The Reorganization of the Acquired Fund into the Acquiring Fund is contingent upon shareholder approval of the Plan. Approval of the Plan will require the affirmative vote of the lesser of: (a) 67% of the Acquired Fund’s shares present at the Special Meeting, if the holders of more than 50% of the Acquired Point Fund’s outstanding shares are present in person or represented by proxy; or (b) more than 50% of the Acquired Fund’s outstanding shares.

If the shareholders of the Acquired Fund do not approve the Reorganization, the Reorganization will not be completed. If the Plan is not approved by the Acquired Fund’s shareholders, the Destra Board will consider what further actions to take, which may include the liquidation of the Acquired Fund.

QUESTION:	WHO IS ELIGIBLE TO VOTE?

ANSWER:	Shareholders of record as of the close of business on January 6, 2017 (the “Record Date”) are entitled to be present and to vote at the Special Meeting. Those shareholders will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold.

QUESTION:	HOW DO I CAST MY VOTE?

ANSWER:	You may vote your shares by any of the following methods: (1) fill out your proxy card and return it in the postage-paid envelope provided; (2) call the telephone number provided on the enclosed proxy card; (3) log on to the Internet as directed on the proxy card and vote electronically; or (4) attend the Special Meeting and vote in person. Please refer to your proxy card for further instructions on how to vote.

QUESTION:	WHOM DO I CALL IF I HAVE QUESTIONS?

ANSWER:	If you have any questions about the proposal or the proxy card, please call Destra’s shareholder services office toll-free at (877) 287-9646. The Acquired Fund’s representatives are happy to answer your questions about the proxy solicitation.

PLEASE VOTE.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

COMBINED PROXY STATEMENT/PROSPECTUS

February 3, 2017

FOR THE REORGANIZATION OF

DESTRA DIVIDEND TOTAL RETURN FUND

Class A Shares

Class C Shares

Class I Shares

A series of the Destra Investment Trust

c/o Destra Capital Advisors LLC

One North Wacker, 48th Floor

Chicago, IL 60606

1-877-287-9646

INTO

DIREXION HILTON TACTICAL INCOME FUND

Class A Shares

Class Shares

Institutional Class

A series of Direxion Funds

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

800-851-0511

This Combined Proxy Statement/Prospectus (the “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees of Destra Investment Trust (“Destra”) for use at a Special Meeting of Shareholders of the Destra Dividend Total Return Fund (the “Acquired Fund”), a series of Destra, an open-end investment company, to be held at 10:00 a.m. Central time on March 7, 2017, at the office of Destra Capital Advisors LLC One North Wacker, 48th Floor Chicago, IL 60606, or any postponements or adjournments thereof (the “Special Meeting”). At the Special Meeting, shareholders of the Acquired Fund will be asked to consider the following proposals:

1.

To approve an Agreement and Plan of Reorganization and Termination (the “Plan”) providing for the transfer of all of the assets of the Acquired Fund to the Direxion Hilton Tactical Income Fund (the “Acquiring Fund”), a series of the Direxion Funds, an open-end investment company, in exchange solely for the Acquiring Fund’s assumption of all of the Acquired Fund’s known liabilities and the Acquiring Fund’s Class A, Class C and Institutional Class shares, which would be distributed pro rata by the Acquired Fund to its Class A, Class C and Class I shareholders, respectively, in complete liquidation of the Acquired Fund; and

2.	The transaction of such other business as may properly come before the Special Meeting.

This Proxy Statement will be mailed on or about February 6, 2017 to shareholders of record of the Acquired Fund as of January 6, 2017 (the “Record Date”).

This Proxy Statement sets forth the basic information you should know before voting on the proposal. You should read it and keep it for future reference. Additional information is set forth in the Statement of Additional Information dated February 3, 2017, relating to this Proxy Statement, which is also incorporated by reference into this Proxy Statement. The Statement of Additional Information is available upon request and without charge by calling (877) 287-9646.

The following Acquired Fund documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated by reference into this Proxy Statement (meaning these documents are considered legally to be part of this Proxy Statement):

•	The Prospectus and Statement of Additional Information applicable to the Acquired Fund, dated February 1, 2017; and

•	Annual Report to Shareholders of the Acquired Fund, dated September 30, 2016.

The Acquired Fund’s Prospectus and Annual Report have been previously mailed to shareholders. Copies of these documents are available upon request and without charge by writing to Destra, calling (877) 287-9646 or by visiting the Acquired Fund’s website at http://www.destracapital.com/strategies/destra-dividend-total-return-fund.

The following Acquiring Fund documents have been filed with the SEC:

•	The Prospectus and Statement of Additional Information for the Acquiring Fund, dated December 29, 2016.

•	Annual Report to Shareholders of the Acquiring Fund dated August 31, 2016.

Copies of these documents are available upon request and without charge by writing to Direxion Funds, Direxion Funds P.O. Box 0701, Milwaukee, Wisconsin 53201-0701, calling (800) 851-0511 or by visiting the Acquiring Fund’s website at www.direxioninvestments.com.

Each of Destra and the Direxion Funds is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Accordingly, each must file certain reports and other information with the SEC. Reports and other information about Destra and the Direxion Funds are available on the IDEA Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information from the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, DC 20549, at prescribed rates. You also can copy and review information about Destra and the Direxion Funds at the SEC’s Public Reference Room in Washington, DC, and at certain of the following SEC Regional Offices: New York Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Miami Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Chicago Regional Office, 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Denver Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; Los Angeles Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; Boston Regional Office, 33 Arch Street, 23rd Floor, Boston, MA 02110; Philadelphia Regional Office, The Mellon Independence Center, 701 Market Street, Philadelphia, PA 19106; Atlanta Regional Office, 3475 Lenox Road, N.E., Suite 1000, Atlanta, GA 30326; Fort Worth Regional Office, Burnett Plaza, Suite 1900, 801 Cherry Street, Unit 18, Fort Worth, TX 76102; Salt Lake Regional Office, 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; San Francisco Regional Office, 44 Montgomery Street, Suite 2600, San Francisco, CA 94104. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090.

Date: February 3, 2017

The SEC has not approved or disapproved these securities nor has it passed on the accuracy or adequacy of this Proxy Statement. Any representation to the contrary is a criminal offense.

Shares of the Acquired Fund and the Acquiring Fund are not deposits or obligations of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Acquired Fund and the Acquiring Fund involves investment risk, including the possible loss of principal.

TABLE OF CONTENTS

PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION, WHICH PROVIDES FOR THE REORGANIZATION OF THE DESTRA DIVIDEND TOTAL RETURN FUND, A SERIES OF DESTRA INVESTMENT TRUST, INTO THE DIREXION HILTON TACTICAL INCOME FUND, A SERIES OF THE DIREXION FUNDS	6
SYNOPSIS	6
FEE TABLE AND EXPENSE TABLE COMPARISONS	9
EXAMPLE OF PORTFOLIO EXPENSES	13
PORTFOLIO TURNOVER	14
PERFORMANCE	14
COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS	17
COMPARISON OF INVESTMENT OBJECTIVES	17
COMPARISON OF PRINCIPAL INVESTMENT STRATEGIES	17
COMPARISON OF PRINCIPAL RISKS	21
COMPARISON OF FUNDAMENTAL INVESTMENT RESTRICTIONS	44
MATERIAL INFORMATION ABOUT THE REORGANIZATION	46
SUMMARY OF THE REORGANIZATION	47
DESCRIPTION OF THE ACQUIRING FUND’S SHARES	48
BOARD CONSIDERATIONS	48
FEDERAL INCOME TAX CONSEQUENCES	50
COMPARISON OF SHAREHOLDER RIGHTS	53
COMPARISON OF VALUATION PROCEDURES	60
CAPITALIZATION	61
ADDITIONAL INFORMATION ABOUT THE FUNDS	62
INVESTMENT OBJECTIVES	62
INVESTMENT STRATEGIES	63
DISCLOSURE OF PORTFOLIO HOLDINGS	66
DISTRIBUTION	66
PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES	66
INVESTMENT ADVISER, INVESTMENT SUB -ADVISER AND PORTFOLIO MANAGEMENT	68
INVESTMENT ADVISORY AND SUB ADVISORY AGREEMENTS	70
OTHER SERVICE PROVIDERS	71
DISTRIBUTIONS AND TAXES	72
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	72
VOTING INFORMATION	73
HOW TO VOTE	73
PROXIES	73
RECORD DATE AND VOTING RIGHTS	73

PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION, WHICH PROVIDES FOR THE REORGANIZATION OF THE DESTRA DIVIDEND TOTAL RETURN FUND, A SERIES OF DESTRA INVESTMENT TRUST, INTO THE DIREXION HILTON TACTICAL INCOME FUND, A SERIES OF THE DIREXION FUNDS

SYNOPSIS

The Board of Trustees of Destra Investment Trust (“Destra” and the Board of Trustees of Destra, the “Destra Board”) recommends that Destra Dividend Total Return Fund (the “Acquired Fund”), a series of Destra and an open-end investment company, be reorganized with and into the Direxion Hilton Tactical Income Fund (“the Acquiring Fund”), a series of the Direxion Funds and an open-end investment company (the “Reorganization”). Each of the Acquired Fund and the Acquiring Fund are sometimes referred to in this Proxy Statement as a “Fund” or together, the “Funds.”

The Destra Board has called a Special Meeting of Shareholders of the Acquired Fund to be held at 10:00 a.m. Central time, March 7, 2017 (the “Special Meeting”) at the offices of Destra Capital Advisors LLC, One North Wacker, 48th Floor Chicago, IL 60606, to ask shareholders to consider and vote on the Agreement and Plan of Reorganization and Termination (the “Plan”) approved by the Destra Board that would effect the Reorganization.

The Reorganization is expected to benefit shareholders invested in the Acquired Fund because the Reorganization would provide a means for shareholders in the Acquired Fund to invest in the Acquiring Fund which is a part of a much larger family of funds. The reorganization of the Acquired Fund into the Acquiring Fund will result in a larger combined portfolio with expenses ratios that are expected to be slightly lower than the Acquired Fund’s expense ratios, and with better prospects to increase asset size and achieve economies of scale over time as compared to the Acquired Fund continuing to pursue its investment objective on a standalone basis. The Destra Board, including a majority of the independent trustees, meaning those trustees who are not “interested persons” of Destra as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), believes that the Reorganization is in the best interests of the Acquired Fund and its shareholders, and that the interests of existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization. For more information regarding the factors considered by the Destra Board in approving the Reorganization, please review “Material Information about the Reorganization–Board Considerations” in this Proxy Statement.

If shareholders of the Acquired Fund approve the Plan, the Reorganization is expected to be effective on or about March 10, 2017 or on a later date that Destra and Direxion Funds decide upon (“Closing Date”). On the Closing Date, the

Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund’s assumption of all of the Acquired Fund’s known liabilities and the Acquiring Fund’s shares having an aggregate net asset value equal to the Acquired Fund’s net assets at the Valuation Time (as defined in the Plan). The Acquired Fund will then distribute the shares it receives from the Acquiring Fund pro rata to its shareholders and the Acquired Fund will be terminated and dissolved. The Acquired Fund offers three classes of shares, Class A shares, Class C shares and Class I shares. The Acquiring Fund offers three classes of shares, Class A shares, Class C shares and Institutional Class shares. As a result of the Reorganization, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund and each shareholder will hold shares of the Acquiring Fund of the corresponding class (the Acquiring Fund’s Institutional Class shares being treated as the corresponding class to the Acquired Fund’s Class I shares for these purposes) having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund held immediately prior to the Reorganization as follows:

Acquired Fund – Destra Dividend Total Return Fund		Acquiring Fund –Direxion Hilton Tactical Income Fund
Class A Shares	g	Class A Shares
Class C Shares	g	Class C Shares
Class I Shares	g	Institutional Class Shares

No sales loads, commissions or other transactional fees will be imposed on shareholders of the Acquired Fund under the proposed Reorganization. It is expected that neither the Acquired Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization. Please see “Material Information about the Reorganization–Federal Income Tax Consequences” for more information.

The net expenses that shareholders pay are expected to be slightly lower as a result of the Reorganization. See “Fee Table and Expense Table Comparisons” for additional information on the annual fund operating expenses for the Acquired Fund and the Acquiring Fund.

The Acquiring Fund has a similar investment objective as that of the Acquired Fund. While the Acquired Fund and the Acquiring Fund have similar investment objectives, they employ differing investment strategies to achieve their respective objectives. A comparison of the investment objectives, policies, strategies and principal risks of the Acquired Fund and the Acquiring Fund is included in “Comparison of Investment Objectives, Principal Investment Strategies and Principal Risks” below. Following the Reorganization, the Acquiring Fund will be managed in accordance with the existing investment objective, policies and strategies of the Acquiring Fund.

The Funds have similar distribution procedures, purchase procedures, exchange rights and redemption procedures, which are discussed in “Additional Information about the Funds–Distribution” and “–Purchase, Redemption and Exchange Procedures” below.

The Acquiring Fund commenced operations September 16, 2013 as the Hilton Yield Plus Fund, a series of the Managed Portfolio Series. Effective as of the close of business on December 5, 2014, Hilton Yield Plus Fund was reorganized into the Acquiring Fund, a series of the Direxion Funds.

Rafferty Asset Management, LLC (“Rafferty”) is the investment adviser and Hilton Capital Management, LLC (“Hilton”) is the subadviser to the Acquiring Fund. Destra Capital Advisors LLC (“Destra Capital”) serves as the investment adviser and Hilton as the subadviser to the Acquired Fund. (On September 13, 2016, the Destra Board approved Hilton as the interim subadviser to the Acquired Fund, and pursuant to such appointment, on October 1, 2016, Hilton took over all subadviser responsibilities and obligations from Miller/Howard Investments, Inc., the former subadviser to the Acquired Fund.) The same portfolio management team at Hilton that is currently responsible for the day-to-day management of the Acquired Fund will continue the day-to-day management of the Acquiring Fund, subject to the supervision of Rafferty and oversight by the Acquiring Fund’s Board of Trustees. Rafferty and Hilton are affiliated companies under the common control of Lawrence C. Rafferty through his ownership in Rafferty Holdings, LLC.

As a series of Destra, the Acquired Fund’s other service providers are Bank of New York Mellon (“BONY”) (administration, fund accounting, transfer agent), Destra Capital Investments LLC (“Destra Investments”) (distribution), and BONY (custody). Destra Investments is under common control with Destra Capital and both are wholly-owned subsidiaries of Destra Capital Management LLC. The Acquiring Fund’s other service providers are US Bancorp Fund Services, LLC (“USBFS”) (administration, fund accounting and transfer agent), U.S. Bank N.A. (custodian) and Rafferty Capital Markets, LLC (“RCM”) serves as distributor to the Direxion Funds (collectively, “Third Party Service Providers”). RCM is an affiliate of both Rafferty and Hilton.

The Destra Board unanimously recommends that the shareholders of the Acquired Fund vote “FOR” approval of the Proposal.

FEE TABLE AND EXPENSE TABLE COMPARISONS

Below are the fees and expenses for the Class A, Class C and Class I shares of the Acquired Fund for its fiscal year ended September 30, 2016, and the Class A, Class C and Institutional Class shares of the Acquiring Fund for its fiscal year ended August 31, 2016, and the estimated pro forma fees and expenses of the Class A, Class C, and Institutional Class shares of the Acquiring Fund after giving effect to the proposed Reorganization. The pro forma fees and expenses of the Acquiring Fund shares assume that the Reorganization was in effect for the Acquiring Fund’s fiscal year ended August 31, 2016.

Shareholder Fees (fees paid directly from your investment)	Acquired Fund Class A	Acquiring Fund Class A(1)		Acquiring Fund (Pro Forma assuming the Reorganization is completed) Class A(1)
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	4.50%	5.50%		5.50%
Maximum Deferred Sales Charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	1.00	%(1)	1.00	%(1)
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	None	1.00%		1.00%

(1)	If you purchased $1 million or more of Class A shares of the Acquiring Fund that were not otherwise eligible for a sales charge waiver and sell your Class A shares within 24 months of purchase, you may pay a 1.00% contingent deferred sales charge at the time of sale.

Shareholder Fees (fees paid directly from your investment)	Acquired Fund Class C	Acquiring Fund Class C	Acquiring Fund (Pro Forma assuming the Reorganization is completed) Class C
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00%	1.00%	1.00%
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	None	None	None

Shareholder Fees (fees paid directly from your investment)	Acquired Fund Class I	Acquiring Fund Institutional Class	Acquiring Fund (Pro Forma assuming the Reorganization is completed) Institutional Class
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None	None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	None	1.00%	1.00%

	Acquired Fund Class A	Acquiring Fund Class A	Acquiring Fund (Pro Forma assuming the Reorganization is completed) Class A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses (Operating Services Fees)(2)	0.96%	0.15%	0.15%
Acquired Fund Fees and Expenses	0.05%	0.22%	0.22%
Total Annual Fund Operating Expenses	2.11%	1.52%	1.52%
Fee Waiver(1)	(0.46)%	None	None
Total Annual Fund Operating Expenses After Expense Reimbursement/Recoupment	1.65%	1.52%	1.52%

	Acquired Fund Class C	Acquiring Fund Class C	Acquiring Fund (Pro Forma assuming the Reorganization is completed) Class C
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.90%	0.90%
Distribution and Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses (Operating Services Fees)(2)	0.96%	0.15%	0.15%
Acquired Fund Fees and Expenses	0.05%	0.22%	0.22%
Total Annual Fund Operating Expenses	2.86%	2.27%	2.27%
Fee Waiver(1)	(0.46)%	None	None
Total Annual Fund Operating Expenses After Expense Reimbursement/Recoupment	2.40%	2.27%	2.27%

	Acquired Fund Class I	Acquiring Fund Institutional Class	Acquiring Fund (Pro Forma assuming the Reorganization is completed) Institutional Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.00%	None	None
Other Expenses (Operating Services Fees)(2)	0.95%	0.15%	0.15%
Acquired Fund Fees and Expenses	0.05%	0.22%	0.22%
Total Annual Fund Operating Expenses	1.85%	1.27%	1.27%
Fee Waiver(1)	(0.45)%	None	None
Total Annual Fund Operating Expenses After Expense Reimbursement/Recoupment	1.40%	1.27%	1.27%

(1)	Destra Capital has agreed to cap expenses such that the total annual fund operating expenses, excluding brokerage commissions and other trading expenses, taxes, acquired fund fees and other extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of business) are 1.60% for Class A, 2.35% for Class C and 1.35% for Class I. The arrangement will continue in effect until December 31, 2027 and may be terminated or modified prior to December 31, 2027 only with the approval of the Board of Trustees of the Trust. Fees waived and/or expenses assumed pursuant to the arrangement are subject to recovery by Destra Capital for up to three years from the date the fee was waived and/or expense assumed, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the expense cap in place at the time the fees were waived and/or expenses assumed by Destra Capital.
(2)	Rafferty has entered into an Operating Services Agreement with the Acquiring Fund. Under this Operating Services Agreement, Rafferty has contractually agreed, in exchange for an annualized fee of 0.15% of the average daily net assets of each class of the Acquiring Fund, to pay all expenses of the Acquiring Fund as long as Rafferty is the adviser to the Acquiring Fund, other than the following: management fees, Rule 12b-1 distribution and/or service fees acquired fund fees and expenses, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses.

EXAMPLE OF PORTFOLIO EXPENSES

The example is intended to help you compare the cost of investing in the Acquired Fund with the cost of investing in the Acquiring Fund. The example assumes that you invest $10,000 in a Fund specified for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. The example for the Acquired Fund assumes that the expense cap agreement is not renewed. The example for the Acquiring Fund reflects the Operating Services Agreement for each of the years shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Acquired Fund – Class A	$610	$947	$1,307	$2,317
Acquiring Fund – Class A	$791	$1,004	$1,333	$2,263
Acquiring Fund – Class A (Pro Forma assuming the Reorganization is completed)	$791	$1,004	$1,333	$2,263
Acquired Fund – Class C	$343	$748	$1,280	$2,736
Acquiring Fund – Class C	$330	$709	$1,215	$2,605
Acquiring Fund – Class C (Pro Forma assuming the Reorganization is completed)	$330	$709	$1,215	$2,605
Acquired Fund – Class I	$143	$443	$766	$1,680
Acquiring Fund – Institutional Class	$129	$403	$697	$1,534
Acquiring Fund – Institutional Class (Pro Forma assuming the Reorganization is completed)	$129	$403	$697	$1,534

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Acquired Fund – Class A	$610	$947	$1,307	$2,317
Acquiring Fund – Class A	$696	$1,004	$1,333	$2,263
Acquiring Fund – Class A (Pro Forma assuming the Reorganization is completed)	$696	$1,004	$1,333	$2,263
Acquired Fund – Class C	$243	$748	$1,280	$2,736
Acquiring Fund – Class C	$230	$709	$1,215	$2,605
Acquiring Fund – Class C (Pro Forma assuming the Reorganization is completed)	$230	$709	$1,215	$2,605
Acquired Fund – Class I	$143	$443	$766	$1,680
Acquired Fund – Institutional Class	$129	$403	$697	$1,534
Acquiring Fund – Institutional Class (Pro Forma assuming the Reorganization is completed)	$129	$403	$697	$1,534

PORTFOLIO TURNOVER

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During its fiscal year ended September 30, 2016, the portfolio turnover rate for the Acquired Fund was 40% of the average value of the Acquired Fund. During its fiscal year ended August 31, 2016, the portfolio turnover rate for the Acquiring Fund was 84% of the average value of the Acquiring Fund.

PERFORMANCE

The bar charts and tables below provide some indication of the risks of investing in each Fund by showing changes in the Fund’s performance from year to year and by showing how each Fund’s average annual returns compare with those of a broad measure of market performance. The bar charts below shows each Fund’s performance for Class A shares. The bar charts and highest/lowest quarterly returns that follow do not reflect sales charges; if these charges were reflected, the returns would be less than those shown. The performance of the other share classes of each Fund will differ due to their different expense structures. The tables shows how each Fund’s average annual returns, including sales charges, for the indicated periods compare with those of a broad-based market index for the same periods. Each Fund’s past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Acquired Fund is available at destracapital.com or by calling (877) 287-9646. Updated performance is available on the Acquiring Fund’s website at www.direxioninvestments.com/mutual-funds?producttab=performance or by calling the Acquiring Fund toll-free at (800) 851-0511.

The Acquired Fund commenced operation on August 10, 2011. The Acquiring Fund commenced operation on September 16, 2013. Effective at the close of business on December 5, 2014, the Hilton Yield Plus Fund, a series of Managed Portfolio Series (the “Predecessor Fund”), reorganized into the Acquiring Fund, a series of the Direxion Funds. Performance information prior to the close of business on December 5, 2014 is that of the Predecessor Fund. The performance and average annual returns shown below for the Class A shares of the Acquiring Fund includes the period prior to conversion of the Class A Shares on June 1, 2015. Effective June 1, 2015, the Investor Class shares of the Acquiring Fund converted to Class A Shares.

Destra Dividend Total Return Fund – Class A Shares

Calendar Year Total Return as of December 31

Direxion Hilton Tactical Income Fund – Class A Shares

Calendar Year Total Return as of December 31

Destra Dividend Total Return Fund

Acquired Fund’s Average Annual Total Returns

(for the periods ended December 31, 2016)

	1 Year	5 Years	Since Inception (August 10, 2011)
Class A Return Before Taxes	4.89%	6.18%	8.29%
Class A Return After Taxes on Distributions	3.40%	5.24%	7.37%
Class A Return After Taxes on Distributions and Sale of Fund Shares	3.68%	4.80%	6.52%
Class C Return Before Taxes	8.00%	6.37%	6.72	%(1)
Class I Return Before Taxes	10.12%	7.53%	9.59%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	15.20%

(1)	The inception date of Class C shares is November 1, 2011.

Direxion Hilton Tactical Income Fund

Acquiring Fund’s Average Annual Total Returns

(for the periods ended December 31, 2016)

	1 Year	Since Inception (September 16, 2013)
Class A Return Before Taxes	3.80%	5.67%
Class A Return After Taxes on Distributions	2.98%	2.87%
Class A Return After Taxes on Distributions and Sale of Fund Shares	2.48%	2.68%
Class C Return Before Taxes(1)	9.06%	4.32%
Institutional Class Return Before Taxes	10.14%	5.97%
Barclays Intermediate Government/Credit Index (reflects no deduction for fees, expenses or taxes)	2.08%	2.18%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	11.96%	11.09%

(1)	The inception date of Class C shares is June 1, 2015.

After-tax returns for each Fund are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

COMPARISON OF INVESTMENT OBJECTIVES

The Acquiring Fund has a similar investment objective as that of the Acquired Fund. The investment objective of the Acquired Fund is to seek long-term total return and current income. The Acquiring Fund’s investment objective is primarily to seek income, with a secondary objective of capital appreciation consistent with the preservation of capital. The Acquired Fund’s investment objective may not be changed without shareholder approval. The investment objective of the Acquiring Fund is non-fundamental and may be changed by a vote of the Direxion Funds Board of Trustees without shareholder approval upon a 60-day prior written notice to shareholders. The Direxion Board has no current intention to change the Acquiring Fund’s investment objective.

COMPARISON OF PRINCIPAL INVESTMENT STRATEGIES

While the Acquired Fund and the Acquiring Fund have similar investment objectives, they employ differing investment strategies to achieve their respective objectives. While both Funds invest in income producing equity securities, the Acquired Fund invests least 80% of its net assets in dividend-producing equity securities, while the Acquiring Fund invests in both fixed income investments and income producing equity securities, which include both dividend paying common stock and preferred stock, as its principal investment strategy. The Acquired Fund sold certain assets since its fiscal year and in order to pursue the investment strategy contemplated by Hilton for the Acquired Fund. The total value of these assets sold was $33,861,065 resulting in $4,549,687 in realized gains. Commissions associated to these transactions were approximately $21,000 ($0.03 on a per share basis). The Acquired Fund had approximately $3,510,720 in short term and long term capital loss carryforwards that were used to offset these realized gains. The remaining gains ($0.04812 per share short-term capital gain and $0.64992 per share long-term capital gain) were distributed to shareholders.

The similarities and differences of the principal investment strategies of the Funds are set forth in the chart below.

	Destra Dividend Total Return Fund, a series of the Destra Investment Trust (Acquired Fund)	Direxion Hilton Tactical Income Fund, a series of Direxion Funds (Acquiring Fund)
Principal Investment Strategy

The Acquired Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the Acquired Fund will invest at least 80% of its net assets in dividend-producing equity securities. The Acquired Fund may invest in securities of companies with any market capitalization. Equity securities held by the Acquired Fund may include common stocks, preferred shares, convertible securities and securities or other instruments whose price is linked to the value of common stock, depository receipts and securities of master limited partnerships (“MLPs”).

The Acquired Fund may invest in U.S. dollar-denominated securities of U.S. and foreign issuers, and up to 20% of its total assets may be invested in securities denominated in non-U.S. dollar currencies. The Acquired Fund may invest in securities from any country and in the securities of other investment companies.

The Acquired Fund’s sub-adviser, Hilton Capital Management, LLC (the “Sub-Adviser”), believes that financially strong stocks with rising dividends offer the prospects of consistent

The Acquiring Fund pursues its investment objective by utilizing a disciplined approach to balancing fixed income investments with historically higher income producing equity securities, with a focus on minimizing absolute risk and volatility. The Acquiring Fund’s subadviser, referred to here as “Hilton” or “Subadviser” attempts to mitigate portfolio risk and volatility by creating a diversified portfolio of income producing securities that also offer the potential for capital appreciation. These securities may include common and preferred stocks of any capitalization, exchange-traded funds (“ETFs”), master limited partnerships (“MLPs”), real estate investment trusts (“REITs”), and a variety of debt instruments of any maturity, including corporate bonds, exchange-traded notes, municipal bonds, and securities issued, backed or otherwise guaranteed by the U.S. government, or its agencies, including securities issued by U.S. government sponsored entities. The Acquiring Fund shall invest no more than 25% of its total assets in securities of MLPs. The Acquiring Fund may invest in other investment companies including ETFs, to the

Destra Dividend Total Return Fund, a series of the Destra Investment Trust (Acquired Fund)	Direxion Hilton Tactical Income Fund, a series of Direxion Funds (Acquiring Fund)

performance as well as potential added value. Stock prices fluctuate, but dividends add current returns and, over time, increases in dividends can induce increases in the price of the stocks generating those dividends. The Sub-Adviser’s research shows that dividends can be large contributors to total returns, and that by focusing on companies with a consistent track record of increasing their dividends, investors have an opportunity to generate superior risk-adjusted performance over time.

The Sub-Adviser’s goal is to provide for annual increases in income that exceed the rate of inflation over time. Its investment process starts by identifying, selecting and investigating stocks that pass initial quantitative screens for quality, yield and growth of yield. Preference is given to companies with monopoly-like characteristics and recurring revenues, which may be attained through proprietary goods and services, strategic geographic positioning, or market dominance. The Sub-Adviser seeks companies that fulfill society’s basic requirements as well as companies with a unique potential or “growth kicker” – such as new products, hidden assets, or industry conditions – which is not currently reflected in the stock price. Candidates are then ranked according to yield, growth of extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the Acquiring Fund may invest in options to attempt to hedge volatility and other portfolio risks.

The Subadviser’s investment process begins by looking at various global macro-economic factors such as fiscal/monetary policy, interest rates, geo-political risks, inflation, commodity pricing, government policies and general business conditions. The Subadviser reviews a broad array of possible income-producing investments and then analyzes company-specific fundamental research to understand a company’s dividend policy, relative value and balance sheet. Investments are selected for the Acquiring Fund’s portfolio that demonstrate stable and consistent cash flow, strong underlying asset value, competitive advantages and management teams with demonstrable positive track records.

The Subadviser has a two-tier approach to managing the Acquiring Fund’s fixed income portfolio. First, the Subadviser considers a long-term strategic investment view. Second, the Subadviser buys and sells fixed income securities opportunistically in response to short-term market, economic, political, and other

Destra Dividend Total Return Fund, a series of the Destra Investment Trust (Acquired Fund)	Direxion Hilton Tactical Income Fund, a series of Direxion Funds (Acquiring Fund)

yield, special growth potentials and contribution to overall diversification of the portfolio. As of September 30, 2016, the Fund had significant investments in health care companies.

For temporary defensive purposes and during periods of high cash inflows or outflows, the Acquired Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective. The Acquired Fund may adopt a defensive strategy when the portfolio managers believe securities in which the Acquired Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances.

developments. The objective of the Subadviser’s fixed income portfolio strategy is to generate higher income than would be expected from traditional intermediate-term fixed income investments, such as U.S. government bonds. As a result, the Acquiring Fund may invest up to 30% in high yield debt securities or “junk bonds” (higher-risk, lower-rated fixed income securities such as those rated lower than BBB- by Standard & Poor’s Rating Service, Inc. (“S&P”) or lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”)) or, if unrated, determined by the Subadviser to be of comparable quality. The Acquiring Fund invests in fixed income securities of any duration and which may include exchange-traded notes (“ETNs”).

The Subadviser’s investment team has the flexibility to change the Acquiring Fund’s asset allocation to reflect its outlook on market conditions and may reallocate the Acquiring Fund’s investments between asset classes in an attempt to improve the Acquiring Fund’s total return and reduce volatility. Volatility in the markets provides the Subadviser with the opportunity to benefit from perceived pricing dislocations that may occur during periods of market distress. The Subadviser makes asset allocation adjustments based on a combination of

Destra Dividend Total Return Fund, a series of the Destra Investment Trust (Acquired Fund)	Direxion Hilton Tactical Income Fund, a series of Direxion Funds (Acquiring Fund)

bottom-up/top-down fundamental analysis and relative value analysis among capital market instruments within the target asset classes.

At the discretion of the Subadviser, the Acquiring Fund may invest its assets in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for (i) temporary defensive purposes in response to adverse market, economic or political conditions and (ii) to retain flexibility in meeting redemptions and paying expenses. Such investments may result in the Acquiring Fund not achieving its investment objective.

COMPARISON OF PRINCIPAL RISKS

An investment in the Acquiring Fund is subject to many of the same principal investment risks as an investment in the Acquired Fund which include as follows:

•	management risk,

•	depositary receipt risk,

•	dividend-producing securities risk,

•	other investment company risk

•	derivatives risk/options risk

•	equity securities risk,

•	preferred securities risk

•	foreign securities risk (including currency risk),

•	investment risk,

•	market risk, and

•	MLP risk

The Acquired Fund is subject to certain principal investment risks that the Acquiring Fund is not, which include the following risks:

•	health care companies risk, and

•	cybersecurity risk

The Acquiring Fund is subject to certain principal investment risks that the Acquired Fund is not, including the following risks:

•	risks related to its investments in fixed income securities, which include credit risk, debt instruments risk, exchange-traded note risk, high yield debt securities risk, interest rate risk, money market instrument risk, municipal securities risk, prepayment risk, and U.S. government securities risk,

•	energy sector risk,

•	financials sector risk,

•	real estate investment risk

•	liquidity risk

•	early close/trading halt risk,

•	real estate investment risk,

•	regulatory risk,

•	small- and/or mid-capitalization company risk,

•	tax treatment of return of capital distributions risk, and

•	valuation time risk.

As with any mutual fund, the Acquiring Fund, like the Acquired Fund, could lose money or its performance could trail that of other investment alternatives. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets could negatively affect many issuers worldwide, including the Funds. There is the risk that you could lose all or a portion of your money on your investment in either Fund.

	Destra Dividend Total Return Fund (Acquired Fund)	Direxion Hilton Tactical Income Fund (Acquiring Fund)
Principal Investment Risks	Active Management Risk: The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the Fund’s Sub-Adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the Sub-Adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.	Subadviser’s Investment Strategy Risk — While the Subadviser seeks to take advantage of investment opportunities for the Fund that will maximize its investment returns, there is no guarantee that such opportunities will ultimately benefit the Fund. There is no assurance that the Subadviser’s investment strategy will enable the Fund to achieve its investment objective.

	Depositary Receipts Risk: Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.	Depositary Receipt Risk — To the extent the Fund invests in foreign companies, the Fund’s investment may be in the form of depositary receipts or other securities convertible into securities of foreign issuers including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). While the use of ADRs, EDRs and GDRs, which are traded on exchanges and represent ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs, EDRs, and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities, such as political and exchange rate risks.

Destra Dividend Total Return Fund (Acquired Fund)	Direxion Hilton Tactical Income Fund (Acquiring Fund)
Preferred Securities Risk —Preferred and other subordinated securities rank lower than bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. Distributions on some types of these securities may also be skipped or deferred by issuers without causing a default. Finally, some of these securities typically have special redemption rights that allow the issuer to redeem the security at par earlier than scheduled.	Preferred Stock Risk — A preferred stock is a blend of the characteristics of a bond and common stock. It may offer the higher yield of a bond and has priority over common stock in equity ownership, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends or in any residual assets after payment to creditors should the issuer be dissolved. Preferred stock is subject to many of the risks associated with debt instruments, including interest rate risk. As interest rates rise, the value of preferred stocks are likely to decline. In addition, preferred stocks may not pay a dividend; an issuer may suspend payment of dividends on preferred stocks at any time; and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock.

No corresponding principal risk discussion.

Energy Sector Risk — If the Fund invests in MLPs, it will primarily invest in energy MLPs. These MLPs are subject to risks specific to the energy sector including, but not limited to the following:

•     The energy sector is highly regulated. MLPs operating in the energy sector are subject to significant regulation of virtually every aspect of their operations by federal, state

Destra Dividend Total Return Fund (Acquired Fund)	Direxion Hilton Tactical Income Fund (Acquiring Fund)

and local governmental agencies, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide.

•     MLPs in the energy sector may be affected by fluctuations in the prices of energy commodities, including natural gas, natural gas liquids, crude oil and coal.

•     MLPs engaged in the exploration, development, management or production of energy commodities are at risk of the natural resources depleting over time, which may cause the market value of the MLP to decline over time.

•     MLPs operating in the energy sector may be adversely affected by reductions in the supply or demand for energy commodities.

•     MLPs in the energy sector may be subject to various operational risks, such as disruption of operations, inability to timely and effectively integrate newly acquired assets, unanticipated operation and maintenance expenses, underestimated cost projections, and other risks arising from specific business strategies.

Destra Dividend Total Return Fund (Acquired Fund)	Direxion Hilton Tactical Income Fund (Acquiring Fund)

•     Rising interest rates could adversely impact the financial performance of these companies by increasing their costs of capital, which may reduce an MLP’s ability to execute acquisitions or expansion products in a cost-effective manner.

•     Extreme weather or other natural disasters could adversely impact the value of the debt and equity securities of the MLPs operating in the energy sector.

•     Threats of attacks by terrorists on energy assets could impact the market for MLPs operating in the energy sector.

•     If a significant accident or event occurs and an MLP is not fully insured, it could adversely affect the MLP’s operations and financial condition and the securities issued by the MLP.

Equity Securities Risk: Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.	Equity Securities Risk — Investments in publicly issued equity securities, including common stocks, in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.

Destra Dividend Total Return Fund (Acquired Fund)	Direxion Hilton Tactical Income Fund (Acquiring Fund)
Non-U.S. Investment Risk: Because the Fund can invest its assets in non-U.S. instruments, the value of Fund shares can be adversely affected by changes in currency exchange rates and political and economic developments abroad. Non-U.S. markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in non-U.S. markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. These additional risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries. In addition, the European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe, including countries that do not use the euro. These events may affect the value and liquidity of certain of the Fund’s investments.	Foreign Securities Risk — Investing in foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.

Currency Risk: Since a portion of the Fund’s assets may be invested in securities denominated in non-U.S. currencies, changes in currency exchange rates may adversely affect the Fund’s net	Included in Foreign Securities Risk above.

Destra Dividend Total Return Fund (Acquired Fund)	Direxion Hilton Tactical Income Fund (Acquiring Fund)
asset value, the value of dividends and income earned, and gains and losses realized on the sale of securities.

Investment Risk: When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, as with any mutual fund investment, you may lose some or all of your investment by investing in the Fund.	Included in Market Risk below.

General Fund Investing Risks: The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. Investors in the Fund should have long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.	Included in Investment Risk above.

Destra Dividend Total Return Fund (Acquired Fund)	Direxion Hilton Tactical Income Fund (Acquiring Fund)
Market Risk: Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.	Market Risk — The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.

Master Limited Partnership Risk and Sector Risk: An investment in units of MLPs involves certain risks that differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, certain tax risks are associated with an investment in MLP units and the potential for conflicts of interest exists between common unit holders and the general partner, including those arising from incentive distribution payments. The benefit the Fund derives from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, there would be reduction in the after-tax return to the Fund of distributions	MLP Risk — Investments in common units of MLPs involve risks that differ from investments in common stock. Holders of MLP common units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) risk related to limited control of management or the general partner or managing member, (iii) limited rights to vote on matters affecting the MLP, except with respect to extraordinary transactions, (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities, and (v) cash flow risks. MLP common units and other equity securities can be affected by macro-economic and other factors

Destra Dividend Total Return Fund (Acquired Fund)	Direxion Hilton Tactical Income Fund (Acquiring Fund)
from the MLP, likely causing a reduction in the value of the Fund’s shares. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the Fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag behind the performance of other sectors or the broader market as a whole.

affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including cash flow growth, cash generating power and distribution coverage.

The Fund currently qualifies as, and intends to continue to qualify as, a registered investment company under Subchapter M of the Internal Revenue Code of 1985, as amended (the “IRC”) and as such, may not invest more than 25% of its net assets in the securities of MLPs. If the Fund exceeds this limitation, it may no longer qualify under the IRC as a registered investment company and may be subject to taxation as a corporation instead of a registered investment company.

No corresponding principal risk discussion.	Credit Risk — The Fund could lose money if the issuer or guarantor of a debt security goes bankrupt or is unable or unwilling to make interest payments and/or repay principal. Changes in an issuer’s financial

Destra Dividend Total Return Fund (Acquired Fund)	Direxion Hilton Tactical Income Fund (Acquiring Fund)
strength or in an issuer’s or debt security’s credit rating also may affect a security’s value and thus have an impact on Fund net asset value and performance.

No corresponding principal risk discussion.	Debt Instrument Risk — The value of debt instruments may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability of issuers, guarantors, or liquidity providers to make schedule principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall. Changes in interest rates will likely have a greater impact on the value of debt instruments that have a longer duration. Returns on investments in debt instruments may trail the returns on other investment options, including investments in equity securities.

No corresponding principal risk discussion.	Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted,

Destra Dividend Total Return Fund (Acquired Fund)	Direxion Hilton Tactical Income Fund (Acquiring Fund)
which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

No corresponding principal risk discussion.	Exchange-Traded Note Risk — The value of an exchange-traded note may be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. In addition, exchange traded notes are unsecured debt of the issuer and would lose value if the issuer goes bankrupt.

No corresponding principal risk discussion.	High Yield Debt Securities Risk — The Fund will invest a significant portion of its assets in securities rated below investment grade, otherwise known as “junk bonds.” Junk bonds may be sensitive to economic changes, political changes, or adverse developments specific to a company. These securities generally involve greater risk of default or price changes than other types of fixed-income securities and the Fund’s performance may vary significantly as a result. Junk

Destra Dividend Total Return Fund (Acquired Fund)	Direxion Hilton Tactical Income Fund (Acquiring Fund)
bonds may be illiquid and their values can have significant volatility and may decline significantly over short periods of time.

Dividend Income Risk: Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such stock. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. In such an event, the yield on the Fund’s dividend paying equity securities would be adversely affected. Depending upon market conditions, income producing equities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Fund to achieve its investment objective.	High-Yielding Dividend Stock Risk — The Fund may invest in stocks that pay high dividends. These stocks are often speculative, high risk investments. These companies may be paying out more earnings than they can support and may reduce their dividends or stop paying dividends at any time, which could have a material adverse impact on the stock price of these companies and materially impact the Fund’s performance.

No corresponding principal risk discussion.	Interest Rate Risk — Debt instruments have varying levels of sensitivity to changes in interest rates. In general, the price of debt instrument or security will fall when interest rates rise and rise when interest rates fall. The U.S. is currently in a period of historically-low interest rates and it is unclear how much longer interest rates will remain at their current levels. Changes or volatility in interest rates may materially affect the performance of the Fund. The effect of increased interest rates is more

Destra Dividend Total Return Fund (Acquired Fund)	Direxion Hilton Tactical Income Fund (Acquiring Fund)
pronounced for any intermediate-term or longer-term fixed income obligations. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility.

No corresponding principal risk discussion.	Liquidity Risk — Some securities held by the Fund, including derivatives, may be difficult to sell or illiquid, particularly during times of market turmoil. Markets for securities or financial instruments could be disrupted by a number of events, including but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the U.S. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid security at an unfavorable time or at a price that is lower than the Subadviser’s judgment of the security’s true market value, the Fund may be forced to sell the security at a loss. Such a situation may prevent the Fund from limiting losses or realizing gains, thus materially affecting Fund performance.

No corresponding principal risk discussion.	Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the short-term debt instruments in which they invest. Depository

Destra Dividend Total Return Fund (Acquired Fund)	Direxion Hilton Tactical Income Fund (Acquiring Fund)
accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. There is no guarantee that money market instruments will maintain a stable value, and they may lose money.

No corresponding principal risk discussion.	Municipal Securities Risk — Municipal issuers are subject to unique factors affecting their ability to pay debt obligations. As such, investment in municipal securities carries additional risk. Changes in federal, state or local laws may make a municipal issuer unable to make interest payments when due. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the inability to collect revenue, for the project or from the assets. Moreover, an adverse interpretation of the tax status of municipal securities may make such securities decline in value.

Derivatives Risk: The use of derivatives such as options entails certain execution, market, liquidity, hedging and tax risks. If the Sub-Adviser’s prediction of movements in the direction of the securities, non-U.S. currency,	Options Risk — There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets which may result in the Fund not achieving its intended results with

Destra Dividend Total Return Fund (Acquired Fund)	Direxion Hilton Tactical Income Fund (Acquiring Fund)
interest rate or other referenced instruments or markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. The Fund will be subject to risks that include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying issuer will decline in value.	its use of options. There is no assurance that a liquid market will exist when the Fund seeks to close out an option position. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Additionally, the value of options can be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of events affecting the underlying equity security. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.

Investment Companies Risk: The Fund may satisfy its principal strategy of investing 80% in dividend-producing equity securities by investing in securities of other investment companies that invest primarily in securities of the types in which the Fund may	Other Investment Companies (including ETFs) Risk — The Fund may invest in the securities of other investment companies, including ETFs, which may involve duplication of advisory fees and certain other expenses. By investing in another investment

Destra Dividend Total Return Fund (Acquired Fund)	Direxion Hilton Tactical Income Fund (Acquiring Fund)
invest directly. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.	company or ETF, the Fund becomes a shareholder of that investment company or ETF. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the investment company or ETF to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies or ETFs. If the investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance. In addition, because closed-end investment companies and ETFs are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of closed-end investment company or ETF shares depends on the demand in the market, the Subadviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal price or time, adversely affecting the Fund’s performance.

Destra Dividend Total Return Fund (Acquired Fund)	Direxion Hilton Tactical Income Fund (Acquiring Fund)
No corresponding principal risk discussion.	Prepayment Risk — Many types of debt securities are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. As a result, the Fund may have to reinvest its assets in other debt securities that have lower yields.

No corresponding principal risk discussion.

Real Estate Investment Risk — Real estate securities are subject to risks similar to those associated with direct ownership of real estate, including changes in local and general economic conditions, vacancy rates, interest rates, zoning laws, rental income, property taxes, operating expenses and losses from casualty or condemnation. An investment in a REIT is subject to additional risks, including poor performance by the manager of the REIT, adverse tax consequences, and limited diversification resulting from being invested in a limited number or type of properties or a narrow geographic area.

REITs receive favorable tax treatment only if they meet certain conditions, including the requirement that they distribute at least 90% of their taxable income.

Destra Dividend Total Return Fund (Acquired Fund)	Direxion Hilton Tactical Income Fund (Acquiring Fund)
No corresponding principal risk discussion.	Regulatory Risk — The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operations and/or change the competitive landscape.

No corresponding principal risk discussion.	Small- and/or Mid-Capitalization Company Risk — Investing in the securities of small- and/or mid-capitalization companies, and securities that provide exposure to small- and/or mid-capitalization companies, involves greater risks and the possibility of greater price volatility than investing in more-established, larger-capitalization companies. Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more-established companies. Furthermore, those companies often have limited product lines, services, markets, financial resources or are dependent on a small management group. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether based on

Destra Dividend Total Return Fund (Acquired Fund)	Direxion Hilton Tactical Income Fund (Acquiring Fund)
fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, the performance of small- and/or mid-capitalization companies can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

No corresponding principal risk discussion.	Tax Treatment of Capital Distributions Risk — A portion of the Fund’s distributions are expected to be treated as a return of capital for tax purposes. Return of capital distributions are not taxable income to a shareholder, but reduce a shareholder’s basis in their Shares. Such a reduction in tax basis will generally result in larger taxable gains and/or lower tax losses on a subsequent sale of Shares. A distribution in excess of a shareholder’s basis will be taxable in the same manner as a sale of a shareholder’s Shares. Shareholders who periodically receive the payments of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Fund when, in fact, they are not. Shareholders should not assume that the source of distributions is from the net profits of the Fund.

No corresponding principal risk discussion.	U.S. Government Securities Risk — A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely

Destra Dividend Total Return Fund (Acquired Fund)	Direxion Hilton Tactical Income Fund (Acquiring Fund)
payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

No corresponding principal risk discussion.	Valuation Time Risk — The Fund values its portfolio as of the close of regular trading on the New York Stock Exchange (generally 4:00 PM Eastern Time). In some cases, foreign markets may close before the New York Stock Exchange opens or may not be open for business on the same calendar days as the Fund. As a result, the Fund may have to price any holdings that are not traded on the New York Stock Exchange at a fair value determined by the Adviser, under the oversight of the Board of Trustees.

No corresponding principal risk discussion.	Financials Sector Risk — The Fund may invest in financial services companies. Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital, and

Destra Dividend Total Return Fund (Acquired Fund)	Direxion Hilton Tactical Income Fund (Acquiring Fund)
can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and recent or future regulation on any individual company or the sector as a whole cannot be predicted.

Health Care Companies Risk: The Fund invests in health care companies, including those that are involved in medical services or biotechnology research and production, drugs and pharmaceuticals and health care facilities and services, and are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that a product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers. The Affordable Care Act of 2010 brought comprehensive changes to the health care industry, especially with respect to health care insurance companies. Although the full impact of the law and the	Not a principal risk of the Acquiring Fund.

Destra Dividend Total Return Fund (Acquired Fund)	Direxion Hilton Tactical Income Fund (Acquiring Fund)
related regulations has yet to be experienced by health care companies, it could create additional expenses and burdens on the health care companies.

Cybersecurity Risk: As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cybersecurity breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cybersecurity breaches of the Fund’s third party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which a Fund invests, can also subject the Fund to many of the same risks associated with direct cybersecurity breaches. The Fund	Not a principal risk of the Acquiring Fund.

Destra Dividend Total Return Fund (Acquired Fund)	Direxion Hilton Tactical Income Fund (Acquiring Fund)
has established risk management systems designed to reduce the risks associated with cybersecurity. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cybersecurity systems of issuers or third party service providers.

COMPARISON OF FUNDAMENTAL INVESTMENT RESTRICTIONS

The fundamental investment restrictions of each Fund cannot be changed without shareholder approval. The fundamental investment restrictions, which are investments or actions that the Acquired Fund and Acquiring Fund cannot undertake, are set forth below:

Destra Dividend Total Return Fund, a series of the Destra Investment Trust (Acquired Fund)	Direxion Hilton Tactical Income Fund, a series of Direxion Funds (Acquiring Fund)
Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.	Purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate);

Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling non-U.S. currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).	Purchase or sell physical commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities;

Engage in the business of underwriting securities issued by others, except to the	Underwrite the securities of other issuers (except that the Fund may

Destra Dividend Total Return Fund, a series of the Destra Investment Trust (Acquired Fund)	Direxion Hilton Tactical Income Fund, a series of Direxion Funds (Acquiring Fund)
extent that, in connection with the disposition of securities, the Fund may be deemed an underwriter under federal securities law.	engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act);

Lend any security or make any other loan except (i) as otherwise permitted under the 1940 Act, (ii) pursuant to a rule, order or interpretation issued by the Securities and Exchange Commission (the “SEC”) or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective, policies and limitations, or (iv) by engaging in repurchase agreements with respect to portfolio securities.	Make loans of money (except for the lending of the Fund’s portfolio securities, repurchase agreements and purchases of debt securities consistent with the investment policies of the Fund);

Issue any senior security except as otherwise permitted (i) under the 1940 Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.	Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed) less liabilities (other than borrowings); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions, reverse repurchase agreements, purchasing securities on a when-issued, delayed delivery or forward delivery basis or short sales in accordance with its objectives and strategies;

Borrow money, except as otherwise permitted under the 1940 Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options,	See investment restriction immediately above.

Destra Dividend Total Return Fund, a series of the Destra Investment Trust (Acquired Fund)	Direxion Hilton Tactical Income Fund, a series of Direxion Funds (Acquiring Fund)
futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of the Fund’s total assets.	With respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or, to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, securities of other investment companies) if, as a result, (1) more than 5% of the Fund’s total assets would be invested in the securities of that issuer; or (2) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

Invest 25% or more of its total assets in the securities of companies primarily engaged in any one industry provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities; and (ii) tax-exempt securities issued by municipalities and their agencies and authorities are not deemed to be industries.	Invest in the securities of any one industry or group of industries if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of such industry or group of industries, except that the foregoing does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; or

MATERIAL INFORMATION ABOUT THE REORGANIZATION

The following is a summary of the material information regarding the proposed Reorganization. Please note that more detailed information appears in the Plan by and between Destra, on behalf of the Acquired Fund, and Direxion Funds, on behalf of the Acquiring Fund, a form of which is attached as Appendix A and the following summary thereof is qualified in its entirety by reference to the Plan.

SUMMARY OF THE REORGANIZATION

If the Plan is approved by the shareholders of the Acquired Fund and the Reorganization is completed, the Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund’s assumption of all of the Acquired Fund’s known liabilities and full and fractional shares of Class A, Class C and Institutional Class of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the Acquired Fund’s net assets, measured as of the Valuation Time (as defined in the Plan). Immediately thereafter, the Acquired Fund will distribute the Acquiring Fund shares to accounts established on the Acquiring Fund’s share records in the names of its shareholders of record as of the Closing Date, representing the respective pro rata number of full and fractional Acquiring Fund Class A, Class C and Institutional shares deliverable to them, in complete termination and liquidation of the Acquired Fund. None of the expenses associated with the Reorganization will be borne by the Acquired Fund or its shareholders. Certificates evidencing Acquiring Fund shares will not be issued to the Acquired Fund’s shareholders.

Upon completion of the Reorganization, each shareholder of the Acquired Fund will own that number of full and fractional Class A, Class C or Institutional Class shares of the Acquiring Fund having an aggregate NAV equal to the aggregate NAV of such shareholder’s Class A, Class C and Class I shares, respectively, of the Acquired Fund, measured as of the Valuation Time.

Until the Closing Date, shareholders of the Acquired Fund will continue to be able to purchase and/or redeem their shares at the NAV next determined after receipt by the Acquired Fund of a request in good order, less any applicable sales charges. Redemption and purchase requests received after the Closing Date will be treated as requests received for the redemption or purchase of shares of the Acquiring Fund. After the Reorganization, all of the issued and outstanding shares of the Acquired Fund will be canceled on the books of the Acquired Fund and the transfer books of the Acquired Fund will be permanently closed.

The Reorganization is subject to a number of conditions, including the approval of the Plan by the shareholders of the Acquired Fund and the receipt of a legal opinion from counsel to the Direxion Funds with respect to certain federal income tax issues, including that the Reorganization will not directly result in the recognition of gain or loss, for federal income tax purposes, by the Acquired Fund or its shareholders. Assuming satisfaction of the conditions in the Plan, the Reorganization is expected to be effective on or about March 10, 2017, or such other date as is agreed to by Destra and Direxion Funds.

Hilton and Destra Capital will each be responsible for its own legal fees and disbursements associated with the Reorganization, as well as any legal fees and disbursements associated therewith of the Fund it manages. The remaining costs associated with the Reorganization will be borne equally by Hilton and Destra Capital. These expenses are estimated at approximately $117,000. Neither shareholders of the Acquired Fund nor shareholders of the Acquiring Fund will bear any such costs.

The Plan may be amended by the mutual consent of the Destra Board and the Board of Trustees of Direxion Funds, notwithstanding approval thereof by the Acquired Fund’s shareholders, provided, that no such amendment will have a material adverse effect on the interests of shareholders without their further approval. In addition, the Plan may be terminated at any time prior to the closing of the Reorganization by the Destra Board or the Board of Direxion Funds, if, among other reasons, it determines that consummation of the Reorganization is not in the best interest of shareholders of its Fund.

If the shareholders of the Acquired Fund do not approve the Reorganization, the Reorganization will not be completed. If the Plan is not approved by the Acquired Fund’s shareholders, the Destra Board will consider what further actions to take, which may include the liquidation of the Acquired Fund.

DESCRIPTION OF THE ACQUIRING FUND’S SHARES

The Acquiring Fund’s Class A, Class C and Institutional Class shares issued to the shareholders of the Class A, Class C and Class I shares, respectively, of the Acquired Fund pursuant to the Reorganization will be duly authorized, validly issued, fully paid and non-assessable when issued, and will be transferable without restriction and will have no preemptive or conversion rights. The Acquiring Fund’s shares will be sold and redeemed based upon the NAV per share of the Acquiring Fund next determined after receipt of the purchase or redemption request, as described in Appendix B to this Proxy Statement.

BOARD CONSIDERATIONS

After receiving information from Destra Capital on the proposed Reorganization, the Board met with representatives from Destra Capital on November 7, 2016 and November 13, 2016 to consider the Reorganization. In approving the Reorganization, the Board considered the recommendations of Destra Capital, discussion with Destra Capital, the Board’s evaluation of the information presented to it and the Board’s fiduciary duties under federal and state law. The Destra Board, including the Trustees who are not “interested persons” as that term is defined in the 1940 Act, concluded that the Acquired Fund’s participation in the Reorganization is in best interests of the Acquired Fund and its shareholders.

In considering the Reorganization, the Destra Board observed that the Reorganization would provide a means for shareholders in the Acquired Fund to invest in the Acquiring Fund which is a part of a much larger family of funds. Additionally, the Reorganization of the Acquired Fund into the Acquiring Fund will result in a larger combined portfolio with expenses ratios that are expected to be slightly lower than the Acquired Fund’s expense ratios, and with better prospects to increase asset size and achieve economies of scale over time as compared to the Acquired Fund continuing to pursue its investment objective on a standalone basis.

The Board considered the following matters, among others, in approving the Reorganization:

Expenses Relating to Reorganization. The Board considered that the Acquired Fund, the Acquiring Fund, and their respective shareholders will not incur any expenses in connection with the Reorganization. The Destra Board noted that Destra Capital and Hilton will bear all of the direct expenses (other than brokerage or similar expenses) associated with the Reorganization.

Expense Ratios and Cap on Expenses. The Destra Board considered that the Reorganization would result in the shareholders of the Acquired Fund receiving the benefit of expense ratios, net of all contractual expenses limitation arrangements, that are expected to be slightly lower than the Acquired Fund’s expense ratios. In particular, expense ratios of the Acquiring Fund’s Class A and Class C shares are expected to be slightly lower following the Reorganization, while the expense ratio for the Acquiring Fund’s Class I is expected to be unchanged.

Economies of Scale. The Destra Board considered the potential for the Acquired Fund to experience economies of scale as a result of the Reorganization because certain fixed costs, such as legal, accounting, shareholder services and trustee expenses, would immediately be spread over a significantly larger assets base. The Destra Board also concluded that completion of the Reorganization will improve the prospects for increasing assets and achieving economies of scale in the future.

Tax Consequences. The Destra Board considered Destra Capital’s conclusion that the Reorganization is not expected to have any direct adverse federal income tax consequences to the Acquired Fund, the Acquiring Fund or their respective shareholders.

No Dilution of Shareholder Interests. The Destra Board considered that the interests of existing shareholders of the Acquired Fund and the Acquiring Fund would not be diluted as a result of the Reorganization. The Destra Board noted that, on the effective date, the Reorganization would be effected on the basis of the respective NAV of the Acquired Fund and the Acquiring Fund, which will be determined in accordance with their normal valuation procedures.

Alternatives to Reorganization. The Destra Board considered alternatives to the Reorganization that were identified by Destra Capital. After considering the merits and viability of these alternatives, the Destra Board agreed with Destra Capital’s assessment that the Reorganization was the most desirable alternative for shareholders of the Acquired Fund.

Reorganization Contingent on Approval of the Plan by Shareholders of the Acquired Fund. The Destra Board considered that the completion of the Reorganization is contingent upon the approval of the Plan by the shareholders of the Acquired Fund. If the Plan is not approved by the shareholders of the Acquired Fund, the Reorganization will not occur.

The Destra Board considered that Destra Investments had entered into an agreement to provide marketing and sales services to the Acquiring Fund in exchange for certain payments from Hilton or its affiliates and would continue to provide these services to the Acquiring Fund after the Reorganization. The Board noted that such compensation will be paid by Hilton or its affiliates and not by the shareholders of the Acquiring Fund. The Board further noted that Destra Capital will not receive fees from the Acquiring Fund after the Reorganization occurs.

Based on the foregoing and additional information presented at the Destra Board meetings discussed above, the Destra Board determined that the Reorganization is in the best interests of the Acquired Fund and its shareholders. The Destra Board unanimously approved the Plan, subject to approval by shareholders of the Acquired Fund, and the solicitation of the shareholders of the Acquired Fund to vote “FOR” the approval of the Plan.

FEDERAL INCOME TAX CONSEQUENCES

As a non-waivable condition to the Reorganization, Destra and the Direxion Funds will have received an opinion of counsel to the effect that the Reorganization qualifies as a tax-free reorganization for federal income tax purposes as defined by section 368(a)(1)(c) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, neither the Acquired Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization. In addition, the tax basis in and the holding period of the Acquiring Fund shares received by each shareholder of the Acquired Fund in the Reorganization will be the same as the tax basis and holding period of the Acquired Fund shares such shareholder held immediately before the Reorganization; provided that, with respect to the holding period for the Acquiring Fund shares received, the Acquired Fund’s shares constructively exchanged therefore must have been held as capital assets by the shareholder. Subject to the assumptions and limitations discussed below, the following discussion describes the material federal income tax consequences of the Reorganization to the Funds and the shareholders of the Acquired Fund. This discussion is based on the Code, applicable Treasury regulations, and federal administrative interpretations and court decisions in effect as of the date of this Proxy Statement, any of which may change, possibly with retroactive effect. Any such changes could alter the tax consequences described in this summary.

This discussion of material federal income tax consequences of the Reorganization does not address all aspects of federal income taxation that may be important to a holder of Acquired Fund shares in light of that shareholder’s particular circumstances or to a shareholder subject to special rules. In addition, this discussion does not address any state, local or foreign income tax, or any non-income tax, consequences of the Reorganization or of any transactions other than the Reorganization.

Note: Acquired Fund shareholders are urged to consult their own tax advisers to determine the particular federal income tax or other tax consequences to them of the Reorganization and the transactions contemplated herein.

Destra and the Direxion Funds will receive an opinion from the law firm of K&L Gates LLP, counsel to Direxion Funds, substantially to the effect that, based on certain facts, assumptions and representations made by them and conditioned on the representations’ being true and complete at the effective time and consummation of the Reorganization in accordance with the Plan (without the waiver or modification of any terms or conditions of the Plan and without taking into account any amendment hereof that counsel has not approved), on the basis of existing provisions of the Code and Treasury regulations, current administrative rules, and court decisions published as of the closing date of the Reorganization, for federal income tax purposes:

(a)	The Acquiring Fund’s acquisition of the Acquired Fund’s assets (“Assets”) in exchange solely for Acquiring Fund shares and its assumption of Acquired Fund’s known liabilities (“Liabilities”), followed by the Acquired Fund’s distribution of those shares pro rata to the shareholders of the Acquired Fund actually or constructively in exchange for their Acquired Fund shares and in complete liquidation of the Acquired Fund, will qualify as a “reorganization” (as defined in section 368(a)(1)(C) of the Code), and each of the Acquiring Fund and the Acquired Fund will be “a party to a reorganization” (within the meaning of section 368(b) of the Code);

(b)	The Acquired Fund will recognize no gain or loss on the transfer of the Assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the Acquiring Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to its shareholders in exchange for their Acquired Fund shares;

(c)	The Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund shares and its assumption of the Liabilities;

(d)	The Acquiring Fund’s basis in each Asset will be the same as the Acquired Fund’s basis therein immediately before the Reorganization, and the Acquiring Fund’s holding period for each Asset will include the Acquired Fund’s holding period therefor (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e)	An Acquired Fund shareholder will recognize no gain or loss on the exchange of all its Acquired Fund shares solely for Acquiring Fund shares pursuant to the Reorganization; and

(f)	An Acquired Fund shareholder’s aggregate basis in the Acquiring Fund shares it receives in the Reorganization will be the same as the aggregate basis in its Acquired Fund shares it actually or constructively surrenders in exchange for those Acquiring Fund shares, and its holding period for those Acquiring Fund shares will include, in each instance, its holding period for those Acquired Fund shares, provided the shareholder holds the latter as capital assets.

Notwithstanding subparagraphs clauses (b) and (d) above, the tax opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

A successful challenge to the tax-free status of the Reorganization by the Internal Revenue Service (the “IRS”) would result in an Acquired Fund shareholder’s recognizing gain or loss with respect to its Acquiring Fund shares equal to the difference between that shareholder’s basis in the Acquired Fund shares and the fair market value, as of the time of the Reorganization, of the Acquiring Fund shares received constructively in exchange therefor. In such event, a shareholder’s aggregate basis in the shares of the Acquiring Fund received in the exchange would equal such fair market value, and the shareholder’s holding period for those shares would not include the period during which such shareholder held Acquired Fund shares.

If any of the representations, assumptions, or facts as described herein is inaccurate, the tax consequences of the transaction could differ materially from those summarized above. Furthermore, the description of the tax consequences set forth herein will neither bind the IRS nor preclude the IRS or the courts from adopting a contrary position. No assurance can be given that contrary positions will not successfully be asserted by the IRS or adopted by a court if the issues are litigated. No ruling has been or will be requested from the IRS in connection with the Reorganization. No assurance can be given that future legislative, judicial or administrative changes, on either a prospective or retroactive basis, or future factual developments, would not adversely affect the accuracy of the conclusions stated herein. Therefore, shareholders may find it advisable to consult their own tax advisers as to the specific tax consequences to them under the federal income tax law, as well as any consequences under other applicable state, or local, or foreign tax laws given each shareholder’s own particular tax circumstances.

COMPARISON OF SHAREHOLDER RIGHTS

The following is only a discussion of certain principal differences between the governing documents of Destra, a Massachusetts business trust of which the Acquired Fund is a series, and Direxion Funds, a Massachusetts business trust (“Direxion”) of which the Acquiring Fund is a series, and is not a complete description of the Trust’s or Direxion’s governing documents.

Organization and Capital Structure

Destra and Direxion are both Massachusetts business trusts (“MBT”). An MBT is an unincorporated business association organized under a Massachusetts statute governing business trusts (the “Massachusetts Statute”). Destra’s operations are governed by its Declaration of Trust (the “Destra Declaration”) and its Amended and Restated By-Laws (the “Destra By-Laws”). Direxion’s operations are governed by its Amended and Restated Declaration of Trust (the “Direxion Declaration”) and its By-Laws (the “Direxion By-Laws”). The business and affairs of Destra and Direxion are managed under the supervision of their respective Boards of Trustees.

The shares of beneficial interest of the Acquiring Fund and the Acquired Fund have no par value. The Direxion Declaration authorizes an unlimited number of shares, which may be divided into separate and distinct series or classes. The series and classes have the rights, powers and duties set forth in the Direxion Declaration, or as specified in resolutions of Direxion’s Board. The Destra Declaration authorizes the establishment of an unlimited number of shares of beneficial interest, which shall be divided into series and classes with such rights, preferences, privileges, limitations, restrictions and such other relative terms as shall be determined by the Destra Board from time to time.

Meetings of Shareholders and Voting Rights

With respect to the Acquired Fund, according to the Destra By-Laws, the holders of outstanding shares entitled to vote and present in person or by proxy representing thirty percent (30%) of the shares entitled to vote shall constitute a quorum for the transaction of business. For the purposes of establishing whether a quorum is present, all shares present and entitled to vote, including abstentions and broker non-votes, shall be counted.

The Destra Declaration provides that shareholders are entitled to one vote for each whole share that they own and a proportionate fractional vote for each fractional share that they own. There shall be no cumulative voting in the election of trustees or on any other matter submitted to a vote of the shareholders. Shares may be voted in person or by proxy. On any matter submitted to a vote of the shareholders of Destra, all shares of all series and classes then entitled to vote shall be voted together, except that when required by the 1940 Act, shares shall be voted by individual series or class; and when the trustees have determined that the matter affects only the interests of shareholders of one or more series or classes, only shareholders of such one or more series or classes shall be entitled to vote thereon.

With respect to the Acquiring Fund, the Direxion Declaration provides that, one-third of the shares entitled to vote in person or by proxy shall be constitute a quorum for the transaction of business at a shareholders’ meeting, except that where any provision of law or the Direxion Declaration permits or requires that holders of any series or class shall vote as a series or class, then a majority of the aggregate number of shares of that series or class entitled to vote is necessary to constitute a quorum for the transaction of business by that series or class.

The Direxion Declaration provides that shareholders are entitled to one vote for each whole share that they own, and a proportionate fractional vote for each fractional share that they hold. Shareholders shall vote in the aggregate and not by individual series or class, except to the extent required by the 1940 Act, or when its trustees have determined that the matter affects only the interests of shareholders of some, but not all, series or class(es) of shares, in which case only the shareholders of the affected series or class(es) shall be entitled to vote. Subject to the foregoing requirements for voting shares separately by series or class(es), when a quorum is present at a meeting, a majority of the shares voted shall decide any questions and a plurality of votes shall elect a trustee, except when a larger vote is required by any provision of Direxion’s governing documents or by applicable law.

The Direxion Declaration provides that shareholders shall have the power to vote only on: (1) the election of trustees; (2) the removal of trustees, (3) whether to approve investment advisory agreements, (4) whether to approve certain amendments to the Direxion Declaration, (5) whether or not a court action should be brought derivatively or as a class action on behalf of Direxion or the shareholders, or (6) such additional matters as may be required or authorized by law, the Direxion Declaration, the Direxion By-Laws, Direxion’s registration with the U.S. Securities and Exchange Commission, any state or as the trustees may consider necessary or desirable.

Liability of Shareholders

The Massachusetts Statute does not include an express provision relating to the limitation of liability of the beneficial owners of a MBT. The Destra Declaration provides that no personal liability for any debt, liability or obligation or expense incurred by, contracted for, or otherwise existing with respect to, Destra, any series or class shall attach to any shareholder or former shareholder of Destra. In case any shareholder or former shareholder of Destra shall be held to be personally liable solely by reason of his being or having been a shareholder and not because of such shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or such shareholder’s heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of Destra’s assets or, if Destra has more than one series, the applicable series, to be held harmless from and indemnified against all loss and expense arising from such liability; provided, however, there shall be no liability or obligation of Destra under this provision of the Destra Declaration to reimburse any shareholder for taxes paid by reason of such shareholder’s ownership of any shares or for losses suffered by reason of any changes in value of any Destra assets. Destra shall, upon request by a shareholder or former shareholder, assume the defense of any claim made against such shareholder for any act or obligation of Destra and satisfy any judgment thereon.

The Direxion Declaration provides that no shareholder shall be subject to any personal liability whatsoever to any person in connection with property of its funds or the acts, obligations or affairs of Direxion. The Direxion Declaration further provides that, if any shareholder is made a party to any suit or proceeding to enforce any such liability of a fund, he or she shall not be held to any personal liability. Direxion shall indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of being or having been a shareholder, and shall reimburse the shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability.

Liability among Series

With respect to both the Acquired Fund and Acquiring Fund, the Massachusetts Statute does not contain statutory provisions addressing series or class liability with respect to multi-series or multi-class investment companies. The Destra Declaration and Direxion Declaration provide that the assets and liabilities of a particular series shall be separate from any other series. All persons extending credit to, contracting with, or having any claim against a particular series of Destra or Direxion shall look only to the assets of that particular series for payment of the credit, contract or claim.

Dividends and other Distributions

With respect to the Acquired Fund and Acquiring Fund, the Destra Declaration and Direxion Declaration provide that each shareholder of a series is entitled to receive distributions of income and capital gains from the series in the manner, at the time and on the terms set by each Fund’s respective board. For MBTs, dividends and other distributions may be paid in cash, in kind or in shares of the respective trust, and the respective boards may retain such amounts as they may deem necessary or desirable for the conduct of the respective trust’s affairs.

Election of Trustees; Terms; Removal

With respect to the Acquired Fund, the Destra Declaration provides that each trustee shall hold office until the next meeting of shareholders called for the purpose of considering the election or re-election of such trustee or of a successor to such trustee, and until his successor, if any, is elected, qualified and serving as a trustee. Any trustee vacancy may be filled by the affirmative vote or consent of a majority of the trustees then in office, except as prohibited by the 1940 Act. Any trustee may resign or retire by an instrument in writing signed by the trustee and delivered or mailed to the chair of the board, if any, the president or the secretary. Any trustee may be removed from office only by action of at least two-thirds of the voting power of the outstanding shares, or by the action of at least two-thirds of the remaining trustees.

With respect to the Acquiring Fund, the Direxion Declaration provides that each trustee shall serve during the continued lifetime of Direxion until he or she dies, resigns, is declared incompetent by a court of appropriate jurisdiction, or is removed. Under the Direxion Declaration, any trustee may be removed by a written instrument signed by at least two-thirds of the trustees prior to such removal, specifying the date when such removal shall become effective, or at a meeting of shareholders by a vote of two-thirds of the outstanding shares of Direxion.

There is no cumulative voting for the election of trustees of the MBTs. The governing instruments for both Destra and Direxion provide a mechanism for the respective boards to fill vacancies.

Liability of Trustees and Officers; Indemnification

With respect to the Acquired Fund and Acquiring Fund, the Massachusetts Statute does not include an express provision limiting the liability of the trustees of a MBT. The Destra Declaration provides that no trustee shall be subject to any personal liability to any person, other than Destra or its shareholders, in connection with Destra’s affairs; and all persons shall look solely to the assets of Destra or the Acquired Fund for satisfaction of claims of any nature arising in connection with the affairs of Destra or the Acquired Fund. No person who is or has been a trustee, officer or employee of the Destra shall be liable for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else and shall not be liable for errors of judgment or mistakes of fact or law.

The Destra Declaration provides that every person who is, or has been, a trustee, officer, or employee of Destra (a “Covered Person”), shall be indemnified by Destra to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the person or persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

The Direxion Declaration provides that no trustee of Direxion shall be responsible for or liable in any event for neglect or wrongdoing committed by them or any officer, agent, employee or investment adviser of Direxion provided the trustee has exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of Direxion, except that the trustees are not protected from any liability to which they may be subject as a result of their bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (“Disqualifying Conduct”).

The Direxion Declaration provides that every person who is, or has been, a trustee or officer of Direxion shall be indemnified by Direxion to the fullest extent permitted by law. This indemnification covers all liability and expenses reasonably incurred or paid in connection with any proceeding in which he or she becomes involved because of being or having been a trustee or officer. The Direxion Declaration further provides, however, that no indemnification shall be provided to a trustee or officer: (1) who shall have been adjudged by the court or body before which the proceeding was brought (a) to be liable to Direxion or the shareholders by reason of Disqualifying Conduct or (b) to have not acted in good faith in the reasonable belief that his or her action was in the best interest of Direxion; or (2) in the event of a settlement resulting in a payment by a trustee or officer, unless there has been a determination that the trustee or officer did not engage in Disqualifying Conduct.

Preemptive, Dissenter’s and Other Rights

With respect to the Acquired Fund, the Destra Declaration provides that Destra shareholders shall not have any preference, preemptive, appraisal, conversion or exchange rights, except as the Destra Board may determine from time to time.

With respect to the Acquiring Fund, the Direxion Declaration provides that Direxion shareholders are not entitled to any preemptive or other right to subscribe to any additional shares or other securities issued by Direxion.

Amendments to Organizational Documents

With respect to the Acquired Fund, the Destra Declaration may be amended by a majority vote of the trustees, except that any amendment related to the qualification, appointment, term, and removal of trustees must be approved by a vote of two-thirds of the trustees. In addition, the Destra Declaration may not be amended to impair any exemption from or limitation of personal liability of any person who is or has been a shareholder, trustee, officer, or employee of Destra, or limit the rights to indemnification, advancement of expenses or insurance of those entitled to such rights under the Destra Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance prior to such amendment. The Destra By-Laws may be amended, supplemented, amended and restated, or repealed, in whole or in part, by a majority of the trustees.

With respect to the Acquiring Fund, the Direxion Declaration may be amended by a majority vote of the trustees, except that amendments having the purpose of materially decreasing the rights of shareholders in regard to liability and indemnification shall require majority shareholder vote. The Direxion By-Laws may be amended or repealed, or new Direxion By-Laws may be adopted, by a majority vote of the trustees.

Inspection Rights

With respect to the Acquired Fund, the Destra By-Laws provide that the shareholders shall only have the right to inspect the records, documents, accounts and books of Destra as may be granted from time to time by the trustees in their sole discretion.

With respect to the Acquiring Fund, the Direxion By-Laws provide that the trustees shall from time to time determine whether and to what extent, at what times and places, and under what conditions and regulations the accounts and books of Direxion shall be open to the inspection of the shareholders.

Dissolution and Termination

The Destra Declaration provides that Destra or any of its series may be terminated at any time by the trustees by written notice to the shareholders of Destra or such series as the case may be.

The Direxion Declaration provides that Direxion or any of its series may be terminated by the trustees, without shareholder vote or approval, and that the trustees shall provide written notice to affected shareholders.

Derivative Actions

With respect to the Acquired Fund and the Acquiring Fund, the Massachusetts Statute does not contain statutory provisions regarding shareholder derivative actions. The Destra Declaration provides for a process that is intended to protect the interests of Destra and its shareholders by establishing a process that will permit legitimate inquiries and claims to be made and considered while avoiding the time, expense, distraction and other harm that can be caused to Destra and its shareholders as a result of spurious shareholder demands and derivative actions. A shareholder may bring a derivative action only if certain specific conditions are met.

The Direxion Declaration provides that shareholders may vote to proceed with or maintain a derivative action to the same extent as would shareholders of a Massachusetts business corporation, provided, however, that a shareholder of a particular class or series shall not be entitled to bring any derivative action on behalf of another class or series of Direxion.

Trustees and Officers

The trustees of Destra are different than the trustees of Direxion.

The Destra Board has four trustees, one of whom is an interested person of Destra as that term is defined under the 1940 Act. For more information, refer to the Statement of Additional Information dated February 1, 2017, for the Acquired Fund, which is incorporated by reference into this Proxy Statement.

The Direxion Board has six trustees, two whom are interested persons of Direxion as that term is defined under the 1940 Act. For more information, refer to the Statement of Additional Information dated December 29, 2016 for the Acquiring Fund, which is incorporated by reference into this Proxy Statement.

Classes

The Acquired Fund and the Acquiring Fund are each a separate series of Destra and Direxion, respectively, and each has issued more than one class of shares.

Currently, the Acquired Fund offers three share classes, Class A, Class C and Class I. Following the Reorganization, the Acquiring Fund will continue to offer the same three share classes it offered prior to the Reorganization, Class A, Class C and Institutional Class. The Direxion Board has reserved the right to create and issue additional classes of the Acquiring Fund. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Shares of each series or class generally vote together on fund- or trust-wide matters, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of a distribution plan for a particular class.

COMPARISON OF VALUATION PROCEDURES

Generally, the procedures by which Direxion values the securities of the Acquiring Fund are similar to the procedures used by Destra to value the securities of the Acquired Fund. The valuation policies of Destra and Direxion, including any differences, are described below.

Exchange Traded Securities or Securities Traded on an Automated Quotation System. For both Destra and Direxion, securities traded on an exchange, domestic or foreign, are valued using the last reported sales price on the principal exchange on which the securities are traded. For securities traded on NASDAQ, both Direxion and Destra use the NASDAQ Office Closing Price. If a price is not readily available, Direxion prices the security using the mean of the most recently quoted bid and ask prices and Destra prices the security using the current bid price.

Over the Counter Securities. For both Direxion and Destra, securities that are not traded on an exchange or an automated quotation system are valued using the last reported sales price. If a price is not readily available, Direxion prices the security using the mean of the most recently quoted bid and ask prices and Destra prices the security using the current bid price.

Money Market or Short-Term Instruments. For both Direxion and Destra, short-term instruments maturing within 60 days or less are generally valued at amortized cost.

Fixed Income Securities. For Destra, debt securities are valued using prices determined by an independent pricing service. In the absence of a price from a pricing service, Destra implements its fair value procedures. For Direxion, debt securities are valued using the mean between the closing bid and ask prices provided by an independent pricing service, or if such price is not available, the security is priced using a matrix pricing method. If no such prices are available, Direxion implements its fair valuation procedures.

Foreign Securities. For Destra and Direxion, foreign currencies are translated into U.S. dollars at the exchange rates as provided by an independent pricing service or reporting agency.

Fair Value Determinations. For Destra, a security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Destra Board when market quotations are not readily available or are deemed unreliable. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause Destra Capital, with input from Hilton, to believe that a security’s last sale price may not reflect its actual market value. The Destra Board regularly evaluates whether the fair value pricing procedures continue to be appropriate in light of the specific circumstances and the quality of prices obtained through the application of such procedures by Destra’s valuation committee. Further discussion about Destra’s fair value pricing procedures is contained in the Acquired Fund’s prospectus and statement of additional information.

For Direxion, a security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Direxion Board to be used when the pricing of securities appears invalid or are unavailable or when a significant event has occurred. The Direxion Board regularly evaluates whether the fair value pricing procedures continue to be appropriate in light of the specific circumstances and the quality of prices obtained through the application of such procedures by Direxion’s valuation committee. Further discussion about Direxion’s fair value pricing procedures is contained in Appendix B.

CAPITALIZATION

The following table shows the unaudited capitalization and NAV of each Fund as of August 31, 2016 and of the Acquiring Fund on a pro forma combined basis as of August 31, 2016, after giving effect to the proposed Reorganization. Pro forma net assets may not total and NAVs per share may not recalculate due to rounding of net assets. The capitalizations are likely to be different when the Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

(unaudited)	Aggregate Net Assets	Shares Outstanding	NAV Per Share
Acquired Fund – Destra Dividend Total Return Fund (Class A)	$9,005,674	440,284	$20.45
Acquiring Fund – Direxion Hilton Tactical Income Fund (Class A)	$1,789,652	113,796	$15.73
Pro forma adjustments(1)	$5,500	132,232
Pro forma Acquiring Fund (Class A) – (assuming the Reorganization is completed)	$10,800,826	686,312	$15.74

(unaudited)	Aggregate Net Assets	Shares Outstanding	NAV Per Share
Acquired Fund – Destra Dividend Total Return Fund (Class C)	$10,022,747	549,350	$18.24
Acquiring Fund – Direxion Hilton Tactical Income Fund (Class C)	$2,516,109	160,050	$15.75
Pro forma adjustments(1)	$6,389	88,229
Pro forma Acquiring Fund (Class C) – (assuming the Reorganization is completed)	$12,565,245	797,629	$15.73

(unaudited)	Aggregate Net Assets	Shares Outstanding	NAV Per Share
Acquired Fund – Destra Dividend Total Return Fund (Class I)	$20,685,162	1,009,241	$20.50
Acquiring Fund – Direxion Hilton Tactical Income Fund (Institutional Class)	$59,771,431	3,795,656	$15.75
Pro forma adjustments(1)	$40,994	304,103
Pro forma Acquiring Fund (Institutional Class) – (assuming the Reorganization is completed)	$80,497,587	5,109,000	$15.76

(1)	Reflects adjustment due to additional shares issues of the Acquiring Fund.

ADDITIONAL INFORMATION ABOUT THE FUNDS

The following discussion supplements the earlier discussion entitled “Summary of Fund Investment Objectives, Strategies and Risks.” The Acquired Fund and the Acquiring Fund have investment objectives that are similar, though they employ differing investment strategies to achieve their respective objectives.

INVESTMENT OBJECTIVES

The investment objective of the Acquired Fund is to seek long-term total return and current income. The investment objective of the Acquired Fund is fundamental and may not be changed without the approval of the Fund’s shareholders.

The investment objective of the Acquiring Fund is to seek income with a secondary investment objective of capital appreciation consistent with the preservation of capital. The investment objective of the Acquiring Fund is not a fundamental policy and may be changed by the Direxion Board without shareholder approval upon a 60 days’ notice to shareholders.

The Direxion Board has no current intention to change the Acquiring Fund’s investment objective.

INVESTMENT STRATEGIES

Hilton Capital Management, LLC (“Hilton” or “Subadviser”) will continue to employ the same strategies as it used for the Acquiring Fund prior to the Reorganization.

Acquiring Fund

The Acquiring Fund pursues its investment objective by utilizing a disciplined approach to balancing fixed income investments with historically higher income producing equity securities, with a focus on minimizing absolute risk and volatility. The Acquiring Fund’s subadviser, Hilton attempts to mitigate portfolio risk and volatility by creating a diversified portfolio of income producing securities that also offer the potential for capital appreciation. These securities may include common and preferred stocks of any capitalization, exchange-traded funds (“ETFs”), master limited partnerships (“MLPs”), real estate investment trusts (“REITs”), and a variety of debt instruments of any maturity, including corporate bonds, exchange-traded notes, municipal bonds, and securities issued, backed or otherwise guaranteed by the U.S. government, or its agencies, including securities issued by U.S. government sponsored entities. The Acquiring Fund may invest in other investment companies, including ETFs, to the extent permitted by the Investment Company Act of 1940, as amended. In addition, the Fund may invest in options to attempt to hedge volatility and other portfolio risks.

The Subadviser’s investment process begins by looking at various global macro-economic factors such as fiscal/monetary policy, interest rates, geo-political risks, inflation, commodity pricing, government policies and general business conditions. The Subadviser reviews a broad array of possible income-producing investments and then analyzes company-specific fundamental research to understand a company’s dividend policy, relative value and balance sheet. Investments are selected for the Acquiring Fund’s portfolio that demonstrate stable and consistent cash flow, strong underlying asset value, competitive advantages and management teams with demonstrable positive track records.

The Subadviser has a two tier approach to managing the Acquiring Fund’s fixed income portfolio. First, the Subadviser considers a long-term strategic investment view. Second, the Subadviser buys and sells fixed income securities opportunistically in response to short-term market, economic, political, or other developments. The objective of the Subadviser’s fixed income portfolio strategy is to generate higher income than would be expected from traditional intermediate term fixed income investments such as U.S. government bonds. As a result, the Acquiring Fund may invest up to 30% in high yield debt securities or “junk bonds” (higher-risk, lower-rated fixed income securities such as those rated lower than BBB- by Standard & Poor’s Rating Service, Inc. (“S&P”) or lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”)) or, if unrated, determined by the Subadviser to be of comparable quality. The Acquiring Fund invests in fixed income securities of any duration. Duration measures the sensitivity of the price of a fixed income investment to a 1% change in interest rates. For example, a five-year duration means the investment will decrease in value by 5% if interest rates rise 1%.

The Subadviser’s investment team has the flexibility to change the Acquiring Fund’s asset allocation to reflect its outlook on market conditions and may reallocate the Acquiring Fund’s investments between asset classes in an attempt to improve the Acquiring Fund’s total return and reduce volatility. Volatility in the markets provides the Subadviser with the opportunity to benefit from perceived pricing dislocations that may occur during periods of market distress. The Subadviser makes asset allocation adjustments based on a combination of bottom-up/top-down fundamental analysis and relative value analysis among capital market instruments within the target asset classes.

MLPs are publicly traded partnerships primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. MLPs trade on national securities exchanges exactly like the shares of a corporation, without entity level taxation. MLPs typically distribute income quarterly and have the potential for capital appreciation to the extent that they experience growth in cash flow or earnings or increases in valuations. The Acquiring Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Code. Consistent with that intention, the Acquiring Fund shall invest no more than 25% of its total assets in securities of MLPs and certain other entities.

REITs are corporations or trusts that invest primarily in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs, and that receive favorable tax treatment provided they meet certain conditions, including the requirement that they distribute at least 90% of their taxable income.

Exchange-traded notes are debt obligations of investment banks which are traded on exchanges and whose returns are linked to the performance of market indices.

At the discretion of the Subadviser, the Acquiring Fund may invest its assets in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for (i) temporary defensive purposes in response to adverse market, economic or political conditions and (ii) to retain flexibility in meeting redemptions and paying expenses. Such investments may result in the Acquiring Fund not achieving its investment objective.

Acquired Fund

The Acquired Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the Fund will invest at least 80% of its net assets in dividend-producing equity securities. The Acquired Fund may invest in securities of companies with any market capitalization. Equity securities held by the Fund may include common stocks, preferred shares, convertible securities and securities or other instruments whose price is linked to the value of common stock, depository receipts and securities of MLPs.

The Acquired Fund may invest in U.S. dollar-denominated securities of U.S. and foreign issuers, and up to 20% of its total assets may be invested in securities denominated in non-U.S. dollar currencies. The Fund may invest in securities from any country and in the securities of other investment companies.

The Acquired Fund’s sub-adviser, Hilton, believes that financially strong stocks with rising dividends offer the prospects of consistent performance as well as potential added value. Stock prices fluctuate, but dividends add current returns and, over time, increases in dividends can induce increases in the price of the stocks generating those dividends. Hilton’s research shows that dividends can be large contributors to total returns, and that by focusing on companies with a consistent track record of increasing their dividends, investors have an opportunity to generate superior risk-adjusted performance over time.

Hilton’s goal is to provide for annual increases in income that exceed the rate of inflation over time. Its investment process starts by identifying, selecting and investigating stocks that pass initial quantitative screens for quality, yield and growth of yield. Preference is given to companies with monopoly-like characteristics and recurring revenues, which may be attained through proprietary goods and services, strategic geographic positioning, or market dominance. Hilton seeks companies that fulfill society’s basic requirements as well as companies with a unique potential or “growth kicker” – such as new products, hidden assets, or industry conditions – which is not currently reflected in the stock price. Candidates are then ranked according to yield, growth of yield, special growth potentials and contribution to overall diversification of the portfolio. As of September 30, 2016, the Fund had significant investments in health care companies.

For temporary defensive purposes and during periods of high cash inflows or outflows, the Acquired Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective. The Acquired Fund may adopt a defensive strategy when the portfolio managers believe securities in which the Acquired Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Acquiring Fund and Acquired Fund have adopted portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding portfolio investments to ensure that such disclosure is in the best interests of shareholders. The Acquiring Fund’s complete portfolio holdings are available quarterly within 60 days of the end of each fiscal quarter. The Acquired Fund’s complete portfolio holdings are available monthly on the Acquired Fund’s website within 30 days of each month end. Further description of each Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in each Fund’s statement of additional information, which is incorporated by reference into this Proxy Statement.

DISTRIBUTION

Destra Investments acts as the distributor of shares of the Acquired Fund. Destra Investments has an exclusive right to sell shares of the Acquired Fund at the net asset value per share, plus any applicable sales charges in accordance with the current prospectus, as agent and on behalf of Destra. Destra Investments is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”).

RCM acts as the distributor for the Acquiring Fund. As such, RCM agrees to sell Acquiring Fund shares on a best efforts basis as agent for Direxion upon the terms and at the current offering price (plus sales charge, if any) described in the current prospectus. RCM is a registered broker-dealer and member of FINRA.

PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES

The Acquired Fund and the Acquiring Fund have similar purchase and redemption policies.

Purchasing Information

Shares of the Acquired Fund and Acquiring Fund are purchased at the next NAV per share calculated of the Acquired Fund or Acquiring Fund, as the case may be, computed after the purchase order and funds are received by the applicable fund’s transfer agent or certain financial intermediaries and their agents that have made arrangements with the applicable fund and are authorized to buy and sell shares of the applicable fund (“Authorized Intermediaries”), less any applicable sales charge. Shares of the Acquired Fund and Acquiring Fund are available directly through the respective fund’s transfer agent or through Authorized Intermediaries.

Fund—Class	Minimum Initial Investment	Minimum Subsequent Investment
Acquired Fund—Class A Shares(1)	$2,500	None
Acquiring Fund—Class A Shares(2)	$2,500	$100
Acquired Fund—Class C Shares(1)	$2,500	None
Acquiring Fund—Class C Shares(2)	$2,500	$100
Acquired Fund—Class I Shares(1)	$100,000	None
Acquiring Fund – Institutional Class Shares(2)	$50,000	$100

(1)	The Acquired Fund reserves the right to waive the minimum initial investment or minimum subsequent investment amounts at its discretion.
(2)	Rafferty may set different investment minimums for certain securities dealers, banks and other financial institutions that provide certain shareholder services or omnibus processing for the Acquiring Fund in fee-based mutual fund programs.

Redemption Information

Shares of the Acquired Fund and the Acquiring Fund are redeemed at a price equal to the NAV per share next determined after the applicable fund’s transfer agent receives a redemption request in good order, less any applicable redemption fee. A redemption request cannot be processed on days the New York Stock Exchange is closed. The Acquiring Fund may automatically convert Institutional Class shares to Class A shares of the Acquiring Fund if the total account balance falls below $50,000 after giving shareholders at least 30 days’ prior written notice of this conversion to give them an opportunity to increase the value of their account above this minimum. Additionally, both the Acquired Fund and Acquiring Fund have reserved the right to redeem shares “in kind.” The Acquired Fund offers a systematic withdrawal program that allows shareholders to have regular monthly payments redeemed from their accounts. The Acquiring Fund does not offer a systematic withdrawal program.

Class A shares of the Acquiring Fund have a redemption fee of 1.00% which is calculated as a percentage of the amount redeemed, if the redemption request occurs within 30 days of the purchase of the shares. The Acquired Fund does not have a redemption fee.

Exchange Policies.

The Acquired Fund allows shareholders of the Destra Fund to exchange shares of the Destra Fund for the same class of any other fund in Destra family of funds if the shareholder meets the minimum investment amount for the applicable share class of another fund. The Acquired Fund reserves the right to reject any exchange request or modify or terminate the exchange privilege at any time.

Class A, Class C and Institutional Class shareholders of the Acquiring Fund will be able to exchange shares of the Acquiring Fund for shares of the same share class of any other Rafferty-sponsored fund that offers Class A, Class C and Institutional Class shares. Exchanges will be processed at the next determined NAV after receipt of your order in good form without any charges. CDSC fees may apply if you exchange or transfer your Class A or Class C shares to another fund. Exchanges can only be honored between accounts registered in the same name and having the same address and taxpayer identification number. If your exchange establishes a new position in a fund, you must exchange at least $1,000 or, if your account value is less than that, your entire account balance will be exchanged. You may exchange by telephone unless you declined telephone exchange options on your account Application. Your exchange of shares of the Acquiring Fund (“original shares”) for shares of any other Rafferty-sponsored fund will be treated for federal income tax purposes as a sale of the Acquiring Fund shares, with the result that you will recognize a taxable gain or loss on the exchange.

Additional shareholder account information for the Acquired Fund is available in its prospectus. Additional shareholder account information for the Acquiring Fund is provided in Appendix  B.

INVESTMENT ADVISER, INVESTMENT SUB-ADVISER AND PORTFOLIO MANAGEMENT

Destra Capital serves as the investment adviser of the Acquired Fund. Effective October 1, 2016, Hilton became sub-adviser for the Acquired Fund. Hilton is located at 1010 Franklin Avenue, Garden City, New York 11530. Established in 2001, Hilton is an SEC-registered investment adviser that provides investment advisory services to private clients and institutions and has approximately $920 million in assets under management as of September 28, 2016.

Rafferty serves as the investment adviser of the Acquiring Fund. Rafferty has been managing mutual funds since June 1997. Rafferty is located at 1301 Avenue of the Americas (6th Avenue), 28th Floor, New York, New York 10019. As of December 31, 2016, Rafferty had approximately $10.9 billion in assets under management. Hilton serves as the subadviser of the Acquiring Fund.

William J. Garvey, C. Craig O’Neill and Alexander D. Oxenham of Hilton serve as the portfolio managers of both the Acquiring Fund and the Acquired Fund. Rafferty and Destra Capital, as investment advisers, oversee Hilton’s management of their respective Fund’s portfolio. Hilton, as investment subadviser, is responsible for the trading and asset allocation of each Fund. Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities of the Acquiring Fund and the Acquired Fund is available in the Statement of Additional Information for each Fund.

Following are the biographies of these portfolio managers.

William J. Garvey – Chief Investment Officer of Hilton. Mr. Garvey has been a portfolio manager of the Acquiring Fund since inception of the Predecessor Fund in September 2013 and a portfolio manager of the Acquired Fund since October 2016. Mr. Garvey is the founder of Hilton Capital, LLC and has served as its Chief Investment Officer since 2001. During his thirty years on Wall Street, Mr. Garvey developed a unique investment process that serves as the core for the firm’s investment philosophy. Prior to founding Hilton Capital, LLC, Mr. Garvey established a Fixed Income Investment Advisory business at Ashland Management where he served as Head of Portfolio Management, and was also affiliated with Lehman Brothers where he concentrated on the Fixed-Income markets. Mr. Garvey has also been associated with Bache and Co., Dean Witter, and was a founding partner of William J. Garvey and Co., a member firm of the Comex. Mr. Garvey earned a BS from Fairfield University.

C. Craig O’Neill – President and Chief Executive Officer of Hilton. Mr. O’Neill has been a portfolio manager of the Acquiring Fund since inception of the Predecessor Fund in September 2013 and a portfolio manager of the Acquired Fund since October 2016. Mr. O’Neill is the President and CEO of Hilton Capital Management, LLC, serving in this capacity since 2010. Prior to joining Hilton Capital, from 2005 to 2010, Mr. O’Neill was a Managing Director at Rafferty Capital Markets, overseeing their Institutional Equity Sales and Trading as well as the Prime Brokerage group. Prior to Rafferty Capital, Mr. O’Neill was a partner at CDM LLC, an option specialist firm on the American Stock Exchange, where he served as a Senior Market Maker and Risk Manager. Mr. O’Neill is a graduate of Hobart College with a B.S. in Economics.

Alexander D. Oxenham – Senior Portfolio Manager at Hilton. Mr. Oxenham has been a portfolio manager of the Acquiring Fund since inception of the Predecessor Fund in September 2013 and a portfolio manager of the Acquired Fund since October 2016. Mr. Oxenham joined Hilton Capital Management, LLC in 2011 from HSBC Private Bank in New York. At HSBC, Mr. Oxenham was a Senior Portfolio Manager and Voting Member on the HSBC Private Bank Investment Policy committee for the Americas’ region from 2007-2011. Prior to HSBC, from

2003-2007, Mr. Oxenham worked in portfolio management for Mercantile Bankshares, Bankers Trust, Alex Brown / Brown Advisory and Bank of America. Mr. Oxenham holds a B.S. in International Business from the University of Maryland, College Park and an M.B.A. in Finance from American University, and is a CFA charter holder. Alex is also a member of the CFA Institute and the New York Society of Security Analysts.

Rafferty oversees the pricing and fair valuation of portfolio securities in addition to reviewing Hilton’s trading to ensure adherence to the Acquiring Fund’s investment objectives and strategies. Rafferty also oversees the day-to-day operations of the Acquiring Fund that are performed by the Third Party Service Providers. This includes daily accounting functions, fund administration, custody and transfer agent duties performed by USBFS and its affiliates. Rafferty’s functions also include the review and annual update of the registration statement and review of the financial statements. Rafferty provides Chief Compliance Officer services to the Acquiring Fund and, in conjunction with RCM, performs all marketing and sales efforts. Rafferty also pays all expenses of the Acquiring Fund, subject to certain exclusions discussed below, in exchange for an annualized fee of 0.15% of the daily net assets of each class of the Acquiring Fund.

INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Under an investment advisory agreement between Direxion and Rafferty, on behalf of the Acquiring Fund, the Acquiring Fund pays Rafferty fees at an annualized rate of 0.90% of the Acquiring Fund’s average daily net assets.

Under an investment subadvisory agreement, Hilton serves as subadviser to the Acquiring Fund. Rafferty, not the Acquiring Fund, pays Hilton a subadvisory fee at an annualized rate of 0.70% of the Acquiring Fund’s average daily net assets.

In addition, Rafferty has entered into an Operating Services Agreement with the Acquiring Fund. Under this Operating Services Agreement, Rafferty, in exchange for an Operating Services Fee paid to Rafferty by the Acquiring Fund, has contractually agreed to pay all expenses of the Acquiring Fund, in exchange for an annualized fee of 0.15% of the average daily net assets of each class of the Acquiring Fund, as long as Rafferty is the investment adviser of the Acquiring Fund other than the following: management fees, distribution and/or service fees, acquired fund fees and expenses, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Acquiring Fund.

Under a management agreement between Destra and Destra Capital, on behalf of the Acquired Fund, the Acquired Fund pays to Destra a fee, payable monthly in an annual amount equal to 0.85% of the Acquired Fund’s daily net assets.

Under an interim investment sub-advisory agreement effective October 1, 2016, Destra Capital, not the Acquired Fund, pays a portfolio management fee to Hilton equal to 50% of the advisory fee paid to Destra Capital for its services to the Acquired Fund (net of waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by Destra in respect to the Acquired Fund). The interim investment sub-advisory agreement expires on February 27, 2017. Destra Capital is exploring options to extend the interim sub-advisory agreement. However, there can be no assurance that the expiration date can be extended. Accordingly, in the event that the expiration date of the interim sub-advisory agreement cannot be extended, the Board of the Acquired Fund will consider other potential courses of action and take such action as it deems to be in the best interest of Acquired Fund shareholders.

A discussion regarding the basis for approval of the advisory and subadvisory agreements by the Destra Board for the Acquired Fund is available in the Annual Report to shareholders for the fiscal year ended September 30, 2016. A discussion regarding the basis for approval of the advisory and subadvisory agreements by the Direxion Board for the Acquiring Fund is available in the Annual Report to shareholders for the fiscal year ended August 31, 2016.

OTHER SERVICE PROVIDERS

USBFS, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Acquiring Fund’s administrator, transfer agent, and fund accountant. U.S. Bank National Association, 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, an affiliate of USBFS, serves as the custodian for the portfolio securities, cash and other assets of the Acquiring Fund.

BONY, 301 Bellevue Parkway, Wilmington, Delaware 19809 serves as the Acquired Fund’s transfer agent, Bank of New York Mellon, 2 Hanson Place, Brooklyn, New York 11217 serves as the Acquired Fund’s custodian and fund accountant.

RCM, 1010 Franklin Avenue, 3rd Floor, Garden City, New York 11530, acts as the distributor for the Acquiring Fund. RCM and participating dealers with whom it has entered into dealer agreements offer shares of a fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares. RCM is a registered broker-dealer and member of FINRA. RCM, Rafferty and Hilton are affiliated companies under the common control of Lawrence C. Rafferty through his ownership in Rafferty Holdings, LLC.

Destra Investments, One North Wacker, 48th Floor, Chicago, IL 60606 serves as the distributor for the Acquired Fund. Destra Investments and participating dealers with whom it has entered into dealer agreements offer shares of the Acquired Fund on a “best efforts” arrangement. Destra Investments is a wholly-owned subsidiary of Destra Capital Advisors LLC.

Ernst & Young LLP, 220 South Sixth Street Suite 1400, Minneapolis, MN 55402, serves as the independent registered public accounting firm to Direxion, including the Acquiring Fund. Grant Thornton, LLP, 171 North Clark Street, Suite 200, Chicago, IL 60601, serves as the independent registered public accounting firm for Destra, including the Acquired Fund.

DISTRIBUTIONS AND TAXES

The Acquired Fund intends to make regular quarterly distributions to shareholders. Various factors will affect the levels of cash the Acquired Fund receive from its investments, as well as the amounts of income and return of capital (in the case of the Acquired Fund’s investments in MLPs) represented by such cash. To permit the Acquired Fund to maintain a more stable quarterly distribution, it may distribute less or more than the entire amount of cash it receives from its investments in a particular period. Dividends from net investment income and distributions of capital gain are normally declared and distributed in March, June, September and December but, if necessary, may be distributed at other times as well. Distributions of capital gains are normally declared in December and paid in January. The Acquiring Fund intends to distribute income, if any, and capital gains, if any, at least annually.

The Acquired Fund’s and Acquiring Fund’s distributions to shareholders are taxed as ordinary income or capital gains, unless a shareholder is invested through a tax-deferred arrangement. Distributions from the Funds held in such a tax-deferred arrangements will be taxed at a later date. Additional information on distributions and taxes for the Acquired Fund is available in its prospectus and for the Acquiring Fund is provided in Appendix B.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Acquiring Fund or Acquired Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.

THE DESTRA BOARD UNANIMOUSLY RECOMMENDS

A VOTE “FOR” THE PROPOSAL.

VOTING INFORMATION

This Proxy Statement is being provided in connection with the solicitation of proxies by the Destra Board to solicit your vote for the Proposal at a Special Meeting of Shareholders of the Acquired Fund. The Special Meeting will be held at the offices of Destra March 7, 2017.

HOW TO VOTE

You may vote in one of three ways:

•	Complete and sign the enclosed proxy ballot and mail it to us in the prepaid return envelope (if mailed in the United States);

•	Vote on the Internet at the website address listed on your proxy ballot; or

•	Call the toll-free number printed on your proxy ballot.

PLEASE NOTE, TO VOTE VIA THE INTERNET OR TELEPHONE, YOU WILL NEED THE “CONTROL NUMBER” THAT APPEARS ON YOUR PROXY BALLOT.

PROXIES

All proxies solicited by the Board that are properly executed and received by the Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting. A proxy with respect to shares held in the name of two or more persons is valid if executed by any one of them unless at or prior to its use Destra receives written notification to the contrary from any one of such persons. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the Proposal.

Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to Destra by submission of a later-dated, duly executed proxy or by voting in person at the Special Meeting. A prior proxy can also be revoked by proxy voting again on the Internet or through the toll-free number listed in the enclosed Voting Instructions. If not so revoked, the votes will be cast at the Special Meeting, and any postponements or adjournments thereof. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

RECORD DATE AND VOTING RIGHTS

Only shareholders of record on January 6, 2017, are entitled to receive notice of, and to vote at, the Special Meeting or at any adjournment thereof. Each whole share held as of the close of business on January 6, 2017, is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

QUORUM AND VOTE REQUIRED

The presence in person or by proxy of thirty percent (30%) of the outstanding shares of the Acquired Fund entitled to vote will constitute a quorum for the Special Meeting. With respect to the Proposal, thirty percent (30%) of the shares of the Acquired Fund entitled to vote must be present in person or by proxy. For the purposes of establishing whether a quorum is present, all shares present and entitled to vote, including abstentions and broker non-votes, shall be counted. Assuming a quorum is present, the Proposal must be approved by the affirmative vote of the lesser of: (a) 67% of the Acquired Fund’s shares present at the Special Meeting, if the holders of more than 50% of the Acquired Fund’s outstanding shares are present in person or represented by proxy; or (b) more than 50% of the Acquired Fund’s outstanding shares.

ADJOURNMENT

If a quorum of shareholders of the Acquired Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the Acquired Fund to permit further solicitation of proxies, and the Special Meeting may be held as adjourned without further notice. When a quorum is present, such adjournment must be approved by the vote of holders of shares representing a majority of the voting power of the shares present and entitled to vote with respect to the Proposal. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the Special Meeting that are represented by broker nonvotes (shares held by brokers or nominees which the underlying holder has not voted and for which the broker does not have discretionary authority to vote), may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. Any business that might have been transacted at the Special Meeting originally called may be transacted at any such adjourned meeting at which a quorum is present.

EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”

Under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).

Abstentions and broker non-votes will be treated as shares voted against the Proposal. Treating broker non-votes as votes against the proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, Destra may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. Destra also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

NO APPRAISAL RIGHTS

A shareholder of the Acquired Fund who objects to the Reorganization will not be entitled under either Massachusetts law or Destra’s Governing Instruments to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss by shareholders. If the Reorganization is consummated, shareholders will be free to redeem the shares of the Acquiring Fund that they receive in the transaction at their then-current NAV per share. Shares of the Acquired Fund may be redeemed at any time prior to the consummation of the Reorganization. Shareholders of the Acquired Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares in the Reorganization.

METHOD AND COST OF SOLICITATION

This Proxy Statement is being sent to you in connection with the solicitation of proxies by the Destra Board for use at the Special Meeting. The Destra Board has fixed the close of business on January 6, 2017, (the “Record Date”), as the record date for determining the shareholders of the Acquired Fund entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof. Destra, has retained the services of Mediant Communications, 400 Regency Parkway, Suite 200, Cary, North Carolina 27518, to assist in the solicitation of proxies. The anticipated cost of the services to be provided by Mediant in connection with this proxy solicitation is approximately $18,000. The costs of the printing and mailing of the Notice, this Proxy Statement/Prospectus, and the accompanying proxy card, and the solicitation of proxies will be paid by Hilton and Destra Capital. The Acquired Fund expects that the solicitation of proxies will be primarily by mail and telephone. The solicitation may also include facsimile or Internet. Proxies may be solicited by officers or employees of Destra, Destra Capital, or Destra Investments without additional compensation.

VOTING SECURITIES AND PRINCIPAL HOLDERS

Shareholders of the Acquired Fund at the close of business on the Record Date will be entitled to be present and vote at the Special Meeting. As of that date, the following numbers of shares were outstanding for the Acquired Fund:

Shares Outstanding & Entitled to Vote (unaudited)
1,644,712.014

As of the Record Date, the Acquired Fund’s shareholders of record and/or beneficial owners (to Destra’s knowledge) who owned five percent or more of the Acquired Fund’s shares are set forth below:

Name and Address	No. of Shares Owned	% of Shares	Type of Ownership
Class A

Morgan Stanley 1585 Broadway New York, NY 10036	209,611.14	53.46%	Record

Ameriprise Financial 55 Ameriprise Financial Center Minneapolis, MN 55474	64,253.25	16.39%	Record

UBS Financial Services, Inc. 299 Park Avenue New York, NY 10171	51,373.59	13.10%	Record

National Financial Services, LLC 200 Liberty Street Lobby 5 New York, NY 10281-1011	23,826.40	6.08%	Record

Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	20,348.69	5.19%	Record

Class C

Morgan Stanley 1585 Broadway New York, NY 10036	234,240.40	44.73%	Record

National Financial Services, LLC 200 Liberty Street Lobby 5 New York, NY 10281-1011	118,748.98	22.67%	Record

Name and Address	No. of Shares Owned	% of Shares	Type of Ownership
UBS Financial Services, Inc. 299 Park Avenue New York, NY 10171	68,450.61	13.07%	Record

Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	67,141.30	12.82%	Record

Class I

Morgan Stanley 1585 Broadway New York, NY 10036	309,832.14	42.51%	Record

UBS Financial Services, Inc. 299 Park Avenue New York, NY 10171	294,780.07	40.44%	Record

National Financial Services, LLC 200 Liberty Street Lobby 5 New York, NY 10281-1011	57,248.90	7.85%	Record

As of the Record Date, the Officers and Trustees of Destra, as a group, owned of record and beneficially less than 1% of the outstanding voting securities of the Acquired Fund.

As of the Record Date, the Acquiring Fund’s shareholders of record and/or beneficial owners (to Direxion’s knowledge) who owned five percent or more of the Acquiring Fund’s shares are set forth below:

Name and Address	No. of Shares Owned	% of Shares	Type of Ownership
Class A

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	139,981.837	64.69%	Record

Charles Schwab & Co Inc. Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	27,075.348	12.51%	Record

Janney Montgomery Scott LLC Frank Cappa (IRA) 1717 Arch Street Philadelphia PA, 19103-2713	20,288.402	9.37%	Record

Name and Address	No. of Shares Owned	% of Shares	Type of Ownership
Janney Montgomery Scott LLC Charles A De Benedittis 1717 Arch Street Philadelphia PA, 19103-2713	13,239.190	6.12%	Record

Class C

MSSB C/F Harold S. Wayne (IRA Rollover) 404 Yankee Farm Road Santa Barbara, CA 93109-1055	33,773.494	22.88%	Record

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	13,461.593	9.12%	Record

Janney Montgomery Scott LLC Elizabeth Walsh (IRA) 1717 Arch Street Philadelphia PA, 19103-2713	8,017.440	5.43%	Record

Stifel Nicolaus & Co Inc. Jack & Barbara Robbins 501 North Broadway St Louis, MO 63102-2137	7,883.003	5.34%	Record

Institutional Class

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,552,219.359	33.16%	Record

TD Ameritrade Inc. for the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	1,262,544.822	26.97%	Record

Charles Schwab & Co Inc. Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	402,876.551	8.61%	Record

Barbara Rafferty 2012 Grat Lawrence C. Rafferty & Michael L. Rafferty & Kathleen R. Hay 1061 E Indiantown Road Suite 412 Jupiter, FL 33477-5146	263,005.923	5.62%	Beneficial

Name and Address	No. of Shares Owned	% of Shares	Type of Ownership
Barbara Rafferty Lost Tree Village 1037 Palm Way Road North Palm Beach, FL 33408-2928	5.433%	5.43%	Beneficial

As of the Record Date, the Officers and Trustees of the Acquiring Fund, as a group, owned of record and beneficially approximately 1.07% of the outstanding voting securities of the Acquiring Fund.

MISCELLANEOUS ISSUES

OTHER BUSINESS

The Destra Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Meeting, the Destra Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed form of proxy.

NEXT MEETING OF SHAREHOLDERS

The Acquired Fund is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. By observing this policy, the Acquired Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time. If the Reorganization is not completed, the next meeting of the shareholders of the Acquired Fund will be held at such time as the Destra Board may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by Destra at its office at a reasonable time before Destra begins to print and mail its proxy, as determined by the Destra Board, to be included in the Acquired Fund’s proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

LEGAL MATTERS

Certain legal matters concerning the material federal income tax consequences of the Reorganization and the issuance of shares of the Acquiring Fund will be passed on by the law firm of K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006-1600.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The financial statements of the Acquired Fund for the fiscal year ended September 30, 2016 were audited by Grant Thornton LLP, an independent registered public accounting firm. The financial statements for the Acquiring Fund for the fiscal year ended August 31, 2016 were audited by Ernst & Young LLP, an independent registered public accounting firm.

By Order of the Board of Trustees of the Destra Investment Trust

/s/ Jane Hong Shissler
Jane Hong Shissler, Secretary

February 3, 2017

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of             , 2017, among DESTRA INVESTMENT TRUST, a Massachusetts business trust (“Destra Trust”), on behalf of Destra Dividend Total Return Fund, a segregated portfolio of assets (“series”) thereof (“Target”), DIREXION FUNDS, also a Massachusetts business trust (“Direxion Trust”), on behalf of its Direxion Hilton Tactical Income Fund series (“Acquiring Fund”), and, solely for purposes of paragraph 7.2, DESTRA CAPITAL ADVISORS LLC (“Destra’s Advisor”) and HILTON CAPITAL MANAGEMENT, LLC (“Hilton Capital”). (Each of Target and Acquiring Fund is sometimes referred to herein as a “Fund,” and each of Destra Trust and Direxion Trust is sometimes referred to herein as an “Investment Company.”) Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, representations, warranties, actions, and obligations (collectively, “Obligations”) of and by each Fund, and of and by each Investment Company, as applicable, on its behalf, shall be the Obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by the Investment Company of which that Fund is a series on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or Investment Company of its Obligations set forth herein.

The Investment Companies wish to effect a reorganization described in section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intend this Agreement to be, and adopt it as, a “plan of reorganization” (within the meaning of the regulations under the Code (“Regulations”)). The reorganization will consist of (1) the transfer of all of Target’s assets to Acquiring Fund in exchange solely for shares of beneficial interest (“shares”) in Acquiring Fund and Acquiring Fund’s assumption of all of Target’s liabilities, (2) the distribution of those shares pro rata to Target’s shareholders in exchange for their shares therein and in complete liquidation thereof (for federal tax purposes), and (3) Target’s termination as a series of Destra Trust under the laws of the Commonwealth of Massachusetts (“Massachusetts”), all on the terms and conditions set forth herein (collectively, “Reorganization”).

Each Investment Company’s board of trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) of either Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized its performance hereof on its Fund’s behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of its Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

Target offers three classes of shares, designated Class A, Class C, and Class I shares (“Class A Target Shares,” “Class C Target Shares,” and “Class I Target Shares,” respectively, and collectively, “Target Shares”). Acquiring Fund also offers three classes of shares, designated Class A, Class C, and Institutional Class shares (“Class A Acquiring Fund Shares,” “Class C Acquiring Fund Shares,” and “Institutional Class Acquiring Fund Shares,” respectively, and collectively, “Acquiring Fund Shares”). The Funds’ similarly designated classes of shares (Class I Target Shares and Institutional Class Acquiring Fund Shares being treated as “similarly designated” for these purposes) have substantially similar characteristics, rights, obligations, and preferences.

In consideration of the mutual promises contained herein, the parties agree as follows:

1.	PLAN OF REORGANIZATION AND TERMINATION

1.1. Subject to the requisite approval of Target’s shareholders and the terms and conditions set forth herein, Target shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Acquiring Fund. In exchange therefor, Acquiring Fund shall —

(a) issue and deliver to Target the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) (1) Class A Acquiring Fund Shares determined by dividing Target’s net value (computed as set forth in paragraph 2.1) (“Target Value”) attributable to the Class A Target Shares by the net asset value (computed as set forth in paragraph 2.2) (“NAV”) of a Class A Acquiring Fund Share, (2) Class C Acquiring Fund Shares determined by dividing the Target Value attributable to the Class C Target Shares by the NAV of a Class C Acquiring Fund Share, and (3) Institutional Class Acquiring Fund Shares determined by dividing the Target Value attributable to the Class I Target Shares by the NAV of a Institutional Class Acquiring Fund Share, and

(b) assume all of Target’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 3.1).

1.2. The Assets shall consist of all assets and property of every kind and nature — including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, goodwill, and books and records — Target owns at the Valuation Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on Target’s books at that time; and Target has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to Direxion Trust.

1.3. The Liabilities shall consist of all of Target’s known liabilities, debts, obligations, and duties of whatever kind at the Effective Time (as defined in paragraph 3.1), and whether or not specifically referred to herein, except Reorganization Expenses (as defined in paragraph 4.3.6) borne by Destra’s Advisor and Hilton Capital pursuant to paragraph 7.2. Notwithstanding the foregoing, Destra Trust shall use its best efforts to discharge all of Target’s liabilities, debts, obligations, and duties before the Effective Time.

1.4. If the dividends and/or other distributions Target has paid through the Effective Time for its current taxable year do not equal or exceed the sum of its (a) “investment company taxable income” (within the meaning of section 852(b)(2)), computed without regard to any deduction for dividends paid, plus (b) “net capital gain” (as defined in section 1222(11)), after reduction by any capital loss carryovers, for that year through that time, then at or as soon as practicable before that time, Target shall declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of that income and gain — and in no event less than the sum of 98% of its “ordinary income” plus 98.2% of its “capital gain net income,” as those terms are defined in section 4982(e)(1) and (2), respectively — for all federal income and excise tax periods ending at or before the Effective Time, and treating its current taxable year as ending at that time, such that Target will have no tax liability under sections 852 or 4982 for the current and any prior tax periods.

1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Target Shares then held of record and in constructive exchange therefor, and shall completely liquidate (which shall be treated as a complete liquidation of Target for federal tax purposes, within the meaning of section 1.368-2(m)(1)(iv) of the Regulations). That distribution shall be accomplished by Direxion Trust’s transfer agent’s opening accounts on Acquiring Fund’s shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and transferring those Acquiring Fund Shares to those newly opened and existing accounts. Pursuant to that transfer, each Shareholder’s account shall be credited with the respective pro rata number of full and fractional Acquiring Fund Shares due that Shareholder, by class (i.e., the account for each Shareholder that holds Class A Target Shares shall be credited with the respective pro rata number of full and fractional Class A Acquiring Fund Shares due that Shareholder, the account for each Shareholder that holds Class C Target Shares shall be credited with the respective pro rata number of full and fractional Class C Acquiring Fund Shares due that Shareholder, and the account for each Shareholder that holds Class I Target Shares shall be credited with the respective pro rata number of full and fractional Institutional Class Acquiring Fund Shares due that Shareholder). The aggregate NAV of Acquiring Fund Shares of each class to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Target Shares of the corresponding class that Shareholder holds at the Effective Time. All issued and outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target’s shareholder records. Direxion Trust shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

1.6. Any transfer taxes payable on issuance and transfer of Acquiring Fund Shares in a name other than that of the registered holder on Target’s shareholder records of the Target Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.7. After the Effective Time, Target shall not conduct any business except in connection with its termination. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5 — as provided there, on making that distribution Target’s liquidation shall be complete for federal tax purposes — but in all events within six months after the Effective Time, (a) Target shall be terminated as a series of Destra Trust and (b) Destra Trust shall make all filings and take all other actions in connection therewith necessary and proper to effect that termination.

1.8. Any reporting responsibility of Target to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated. In furtherance of the foregoing, after the Effective Time, except as otherwise agreed to by the Investment Companies, Destra Trust shall or shall cause its agents to prepare any federal, state, and local tax returns and forms, including any Forms 1099, required to be filed by it with respect to Target’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall cause those tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

2.	VALUATION

2.1. For purposes of paragraph 1.1(a), Target’s net value shall be (a) the value of the Assets computed immediately after the close of regular trading on the New York

Stock Exchange (“NYSE”) and Target’s declaration of dividends and/or other distributions, if any, on the date of the Closing (“Valuation Time”), using the valuation procedures set forth in Destra Trust’s then-current prospectus and statement of additional information for Target (“Pro/SAI”) and valuation procedures established by Destra Trust’s Board, which procedures, as relevant, shall be consistent with the valuation procedures employed by Acquiring Fund, less (b) the amount of the Liabilities at the Valuation Time.

2.2. For purposes of paragraph 1.1(a), the NAV per share of each class of Acquiring Fund Shares shall be computed at the Valuation Time, using the valuation procedures set forth in Acquiring Fund’s Pro/SAI and valuation procedures established by Direxion Trust’s Board.

2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made (a) by Direxion Trust’s fund accountant, U.S. Bancorp Fund Services, LLC, or (b) in the case of securities subject to fair valuation, in accordance with the Investment Companies’ respective valuation procedures.

3.	CLOSING AND EFFECTIVE TIME

3.1. Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to occur simultaneously at the close of business (4:00 p.m., Eastern Time) on March 10, 2017, or a later date as to which they agree (“Effective Time”). If, at or immediately before the Valuation Time, (a) the NYSE or another primary trading market for portfolio securities of either Fund (each, an “Exchange”) is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on an Exchange or elsewhere is disrupted, so that, in either Board’s judgment, accurate appraisal of the value of either Fund’s net assets and/or the NAV per share of any class of Acquiring Fund Shares is impracticable, the date of the Closing (and, therefore, the Valuation Time and the Effective Time) shall be postponed until the first business day on which that Exchange is open for regular trading after the day when that trading has been fully resumed and that reporting has been restored. The Closing shall be held at Direxion Trust’s offices or at another place as to which the Investment Companies agree.

3.2. Destra Trust shall direct the custodian of Target’s assets to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating that (a) the Assets it holds will be transferred to the custodian of assets of Direxion Trust, on Acquiring Fund’s behalf, at the Effective Time, and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3. Destra Trust shall direct its transfer agent to deliver to Direxion Trust at the Closing a Certificate stating that its records contain (a) the name, address, and taxpayer identification number of each Shareholder, (b) the number of full and fractional shares in each outstanding class of Target Shares each Shareholder owns and which of those shares are represented by outstanding certificates and which by book-entry accounts, (c) the dividend reinvestment elections, if any, applicable to each Shareholder, and (d) the backup withholding and nonresident alien withholding certifications, notices, or records on file with Target with respect to each Shareholder, all at the Effective Time.

3.4. Destra Trust shall direct its fund accounting and pricing agent to deliver at the Closing a schedule detailing the adjusted basis and holding period, by lot, of each Asset, including all portfolio securities, to be transferred by Target to Acquiring Fund accompanied by a Certificate as to the accuracy of all that information. If requested by Direxion Trust, Destra Trust shall direct Grant Thornton LLP, an independent registered public accounting firm that audits Target’s books, or other applicable service providers to deliver at the Closing all work papers and supporting statements related to ASC 740-10-25 (formerly, “Accounting for Uncertainty in Income Taxes,” FASB Interpretation No. 48, July 13, 2006) pertaining to Target.

3.5. Direxion Trust shall direct its transfer agent to deliver to Destra Trust (a) at the Closing, a confirmation, or other evidence satisfactory to Destra Trust, that the Acquiring Fund Shares to be issued to Target pursuant to paragraph 1.1(a) have been credited to Target’s account on Acquiring Fund’s shareholder records and (b) at or as soon as reasonably practicable after the Closing, a Certificate as to the opening of accounts on those records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist).

3.6. Each Investment Company shall deliver to the other at the Closing (a) a Certificate in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made herein are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby and (b) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests.

4.	REPRESENTATIONS AND WARRANTIES

4.1. Destra Trust, on Target’s behalf, represents and warrants to Direxion Trust, on Acquiring Fund’s behalf, as follows:

4.1.1. Destra Trust (a) is a trust operating under a written instrument or declaration of trust, the beneficial interest under which is divided into transferable shares, that is duly organized, validly existing, and in good standing under the laws of Massachusetts (a “Massachusetts business trust”), and its Declaration of Trust (dated May 25, 2010) (“Destra Declaration”) has been duly filed with the Secretary of Massachusetts, (b) is duly registered under the 1940 Act as an open-end management investment company, which registration is in full force and effect, and (c) has the power to own all its properties and assets and to carry on its business described in its current registration statement on Form N-1A;

4.1.2. Target is a duly established and designated series of Destra Trust;

4.1.3. The execution, delivery, and performance hereof have been duly authorized at the date hereof by all necessary action on the part of Destra Trust’s Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Destra Trust, with respect to Target, enforceable in accordance with its terms, except as they may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and similar laws affecting the rights and remedies of creditors generally and by general principles of equity;

4.1.4. At the Effective Time, Destra Trust, on Target’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or are restricted to resale by their terms); and on delivery and payment for the Assets, Direxion Trust, on Acquiring Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

4.1.5. Destra Trust, with respect to Target, is not currently engaged in, and its execution, delivery, and performance hereof and consummation of the Reorganization will not result in, (a) a conflict with or material violation of any provision of Massachusetts law, the Destra Declaration, or its Amended and Restated By-Laws (dated November 6, 2014) or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which Destra Trust, with respect to Target or on its behalf, is a party or by which it is bound or (b) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Destra Trust, with respect to Target or on its behalf, is a party or by which it is bound;

4.1.6. At or before the Effective Time, either (a) all material contracts and other commitments of or applicable to Target (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate or (b) provision for discharge, and/or Acquiring Fund’s assumption, of any liabilities of Target thereunder will be made, without either Fund’s incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Destra Trust, on Target’s behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

4.1.7. No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Destra Trust’s knowledge, threatened against Destra Trust, with respect to Target or any of its properties or assets attributable or allocable to Target, that, if adversely determined, would materially and adversely affect Target’s financial condition or the conduct of its business; and Destra Trust, on Target’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Target’s business or Destra Trust’s ability to consummate the transactions contemplated hereby;

4.1.8. Target’s Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended September 30, 2016, have been audited by Grant Thornton LLP and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); those Statements (true and complete copies of which Destra Trust has furnished to Direxion Trust) present fairly, in all material respects, Target’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended; Target neither owned nor had any interest in any assets or other property at that date that are not reflected on those Statements; and, to Destra Trust’s management’s best knowledge and belief, there are no known contingent liabilities of Target required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

4.1.9. Since September 30, 2016, there has not been any material adverse change in Target’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this representation and warranty, a decline in Target’s NAV due to declines in market values of securities Target holds, the discharge of Target’s liabilities, or the redemption of Target Shares by its shareholders will not constitute a material adverse change;

4.1.10. All federal, state, and local tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Target required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof (except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect); to the best of Destra Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Target (a) is in compliance in all material respects with all applicable Regulations pertaining to (1) the reporting of dividends and other distributions on and redemptions of its shares, (2) withholding in respect thereof, and (3) shareholder basis reporting, (b) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (c) is not liable for any material penalties that could be imposed thereunder;

4.1.11. Target is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“IRS”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Target is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Target has elected to be a “regulated investment company” under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) (“RIC”); for each taxable year of its operation (including the taxable year that will end at the Effective Time (“current year”)), Target has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

4.1.12. Target is in the same line of business as Acquiring Fund is in, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; from the time Destra Trust’s Board approved the transactions contemplated hereby (“Approval Time”) through the Effective Time, Target has invested and will invest its assets in a manner that ensures its compliance with the foregoing and paragraph 4.1.11; from the time it commenced operations through the Effective Time, Target has conducted and will conduct its “historic business” (within the meaning of that section) in a substantially unchanged manner; from the Approval Time through the Effective Time, Target (a) has not disposed of and/or acquired, and will not dispose of and/or acquire, any assets (1) for the purpose of satisfying Acquiring Fund’s investment objectives or policies or (2) for any other reason except in the ordinary course of its business as a RIC and (b) has not changed, and will not change, its historic investment policies; and Destra Trust believes, based on its review of each Fund’s investment portfolio, that Target’s portfolio holdings are generally consistent and compatible with Acquiring Fund’s investment objectives and policies and that, as a result, all or substantially all of Target’s assets can be transferred to and held by Acquiring Fund;

4.1.13. At the Effective Time, (a) at least 33 1⁄3% of Target’s portfolio assets will meet Acquiring Fund’s investment objectives, strategies, policies, risks, and restrictions (collectively, “Investment Criteria”), (b) Target will not have altered its portfolio in connection with the Reorganization to meet that 33 1⁄3% threshold, and (c) Target will not have modified any of its Investment Criteria as part of the plan of reorganization, for purposes of section 1.368-1(d)(2) of the Regulations;

4.1.14. To the best of Destra Trust’s management’s knowledge, at the record date for Target’s shareholders entitled to vote on approval hereof, there was no plan or intention by its shareholders to redeem, sell, exchange, or otherwise dispose of a number of Target Shares (or Acquiring Fund Shares to be received in the Reorganization), in connection with the Reorganization, that would reduce their ownership of the Target Shares (or the equivalent Acquiring Fund Shares) to a number of shares that is less than 50% of the current number of Target Shares outstanding;

4.1.15. During the five-year period ending at the Effective Time, neither Target nor any person “related” (within the meaning of section 1.368-1(e)(4) of the Regulations (“Related”) without regard to section 1.368-1(e)(4)(i)(A) thereof) to it will have (a) acquired Target Shares with consideration other than Acquiring Fund Shares or Target Shares, except for shares redeemed in the ordinary course of Target’s business as a series of an open-end investment company pursuant to section 22(e) of the 1940 Act, or (b) made distributions with respect to Target Shares except for (1) normal, regular dividend distributions made pursuant to Target’s historic dividend-paying practice and (2) other dividends and other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax;

4.1.16. Target incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business; and there are no Liabilities other than liabilities, debts, obligations, and duties disclosed or provided for in Target’s Statements and liabilities, debts, obligations, and duties incurred by Target in the ordinary course of its business subsequent to September 30, 2016, or otherwise disclosed to Direxion Trust, none of which has been materially adverse to Target’s business, assets, or results of its operations;

4.1.17. Target is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

4.1.18. Not more than 25% of the value of Target’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which Target invests (and not the securities issued by the RIC itself) shall be taken into account for this purpose;

4.1.19. Destra Trust’s management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (1) any portion of their Target Shares before the Reorganization to any person Related to either Fund or (2) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person Related to Acquiring Fund, (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company, (c) expects that the percentage of shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

4.1.20. Target’s shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice concerning the Reorganization), if any, incurred in connection with the Reorganization;

4.1.21. The fair market value and “adjusted basis” (within the meaning of section 1011) of the Assets will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

4.1.22. Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Target held immediately before the Reorganization. For the purposes of this representation and warranty, any amounts Target uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions pursuant to section 22(e) of the 1940 Act and (b) dividends and other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax) will be included as assets it held immediately before the Reorganization;

4.1.23. All issued and outstanding Target Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Destra Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Target Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Target’s shareholder records (as provided in the Certificate to be delivered pursuant to paragraph 3.3); and Target does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Shares, nor are there outstanding any securities convertible into any Target Shares;

4.1.24. On the effective date of the Registration Statement (as defined in paragraph 4.3.1), at the time of the Shareholders Meeting (as defined in paragraph 5.2), and at the Effective Time, Target’s Pro/SAI, the proxy statement and prospectus included in the Registration Statement (collectively, “Prospectus”), and the information to be furnished by Destra Trust for use in the Registration Statement, no-action letters, applications for orders, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the Reorganization (collectively, “Necessary Information”) will (a) be accurate and complete in all material respects, (b) comply in all material respects with the applicable requirements of the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder (collectively, “Federal Securities Laws”), and (c) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Prospectus made in reliance on and in conformity with information furnished by Trust, on Acquiring Fund’s behalf, for use therein;

4.1.25. The Acquiring Fund Shares to be delivered to Target hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof; and Target will distribute all those shares to the Shareholders in proportion to the number of Target Shares each Shareholder owns (pursuant to paragraph 1.5);

4.1.26. The Destra Declaration permits Destra Trust to vary its shareholders’ investment; Destra Trust does not have a fixed pool of assets — each series thereof (including Target) is a managed portfolio of securities, and Destra’s Advisor and Hilton Capital, Target’s investment subadviser, have the authority to buy and sell securities for it; and

4.1.27. There will be no dissenters to the Reorganization under the applicable provisions of Massachusetts law; and Acquiring Fund will not pay cash in lieu of fractional Acquiring Fund Shares in connection with the Reorganization.

4.2. Direxion Trust, on Acquiring Fund’s behalf, represents and warrants to Destra Trust, on Target’s behalf, as follows:

4.2.1. Direxion Trust (a) is a Massachusetts business trust, and its Amended and Restated Declaration of Trust (dated May 18, 2015) (“Direxion Declaration”) has been duly filed with the Secretary of Massachusetts, (b) is duly registered under the 1940 Act as an open-end management investment company, which registration is in full force and effect, and (c) has the power to own all its properties and assets and to carry on its business described in its current registration statement on Form N-1A;

4.2.2. Acquiring Fund is a duly established and designated series of Direxion Trust;

4.2.3. The execution, delivery, and performance hereof have been duly authorized at the date hereof by all necessary action on the part of Direxion Trust’s Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Direxion Trust, with respect to Acquiring Fund, enforceable in accordance with its terms, except as they may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and similar laws affecting the rights and remedies of creditors generally and general principles of equity;

4.2.4. No consideration other than Acquiring Fund Shares (and Acquiring Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

4.2.5. Direxion Trust, with respect to Acquiring Fund, is not currently engaged in, and its execution, delivery, and performance hereof and consummation of the Reorganization will not result in, (a) a conflict with or material violation of any provision of Massachusetts law, the Direxion Declaration, or its By-Laws or any Undertaking to which Direxion Trust, with respect to Acquiring Fund or on its behalf, is a party or by which it is bound or (b) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Direxion Trust, with respect to Acquiring Fund or on its behalf, is a party or by which it is bound;

4.2.6. No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Direxion Trust’s knowledge, threatened against Direxion Trust, with respect to Acquiring Fund or any of its properties or assets attributable or allocable to Acquiring Fund, that, if adversely determined, would materially and adversely affect Acquiring Fund’s financial condition or the conduct of its business; and Direxion Trust, on Acquiring Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquiring Fund’s business or Direxion Trust’s ability to consummate the transactions contemplated hereby;

4.2.7. Acquiring Fund’s Statements at and for the fiscal year (in the case of the Statement of Changes in Net Assets, for the two fiscal years) ended August 31, 2016, have been audited by Ernst & Young LLP and are in accordance with GAAP; those Statements (true and complete copies of which Direxion Trust has furnished to Destra Trust) present fairly, in all material respects, Acquiring Fund’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended; Acquiring Fund neither owned nor had any interest in any assets or other property at that date that are not reflected on those Statements; and, to Direxion Trust’s management’s best knowledge and belief, there are no known contingent liabilities of Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

4.2.8. Since August 31, 2016, there has not been any material adverse change in Acquiring Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this representation and warranty, a decline in Acquiring Fund’s NAV due to declines in market values of securities Acquiring Fund holds, the discharge of Acquiring Fund’s liabilities, or the redemption of Acquiring Fund Shares by its shareholders will not constitute a material adverse change;

4.2.9. All Returns of Acquiring Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof (except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect); to the best of Direxion Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Acquiring Fund (a) is in compliance in all material respects with all applicable Regulations pertaining to (1) the reporting of dividends and other distributions on and redemptions of its shares, (2) withholding in respect thereof, and (3) shareholder basis reporting, (b) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (c) is not liable for any material penalties that could be imposed thereunder;

4.2.10. Acquiring Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the IRS or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Acquiring Fund is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Acquiring Fund has elected to be a RIC; for each taxable year of its operation (including the taxable year that includes the Effective Time (“current year”)), Acquiring Fund has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; Acquiring Fund will continue to meet all those requirements for the current year and intends to continue to do so, and to continue to be eligible to and to so compute its federal income tax, for succeeding taxable years; and Acquiring Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

4.2.11. Acquiring Fund is in the same line of business as Target was in preceding the Reorganization, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; and following the Reorganization, Acquiring Fund will continue, and has no plan or intention to change, that line of business;

4.2.12. At the Effective Time, Acquiring Fund (1) will not have modified any of its Investment Criteria as part of the plan of reorganization and (2) will not have any plan or intention to change any of its Investment Criteria after the Reorganization;

4.2.13. Following the Reorganization, Acquiring Fund will (a) continue Target’s “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) use a significant portion of Target’s “historic business assets” (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Acquiring Fund (c) has no plan or intention to sell or otherwise dispose of a significant part of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain that status; and Direxion Trust believes, based on its review of each Fund’s investment portfolio, that Target’s portfolio holdings are generally consistent and compatible with Acquiring Fund’s investment objectives and policies and that, as a result, all or substantially all of Target’s assets can be transferred to and held by Acquiring Fund;

4.2.14. Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time since its inception, any Target Shares;

4.2.15. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor will Acquiring Fund, or any person Related to it, have any plan or intention at the Effective Time to acquire or redeem any Acquiring Fund Shares issued in the Reorganization — either directly or through any transaction, agreement, or arrangement with any other person — except for redemptions Acquiring Fund will make as such a series pursuant to section 22(e) of the 1940 Act;

4.2.16. Before or in the Reorganization, neither Acquiring Fund nor any person Related to it will have acquired, directly or through any transaction, agreement, or arrangement with any other person, Target Shares with consideration other than Acquiring Fund Shares;

4.2.17. Acquiring Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

4.2.18. There is no plan or intention for Acquiring Fund to be terminated, dissolved, or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

4.2.19. Assuming the truthfulness and correctness of Destra Trust’s representation and warranty in paragraph 4.1.18, immediately after the Reorganization (a) not more than 25% of the value of Acquiring Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which Acquiring Fund invests (and not the securities issued by the RIC itself) shall be taken into account for this purpose;

4.2.20. The Reorganization (a) is unrelated to the tax-free reorganization that occurred on December 5, 2014, pursuant to which the Hilton Yield Plus Fund, a series of the Managed Portfolio Series Trust, was reorganized into the Fund, and (b) was not contemplated at that date by either Direxion Trust or Direxion Trust’s investment adviser, Rafferty Asset Management, LLC (“Rafferty”);

4.2.21. All issued and outstanding Acquiring Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Direxion Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws;

Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor are there outstanding any securities convertible into any Acquiring Fund Shares; and the Acquiring Fund Shares to be issued and delivered to Target, for the Shareholders’ accounts, pursuant to the terms hereof, (a) will have been duly authorized by Direxion Trust and duly registered under the Federal Securities Laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and (b) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, fully paid and non-assessable by Direxion Trust;

4.2.22. On the effective date of the Registration Statement, at the time of the Shareholders Meeting, and at the Effective Time, Acquiring Fund’s Pro/SAI, the Prospectus, and the Necessary Information to be furnished by Direxion Trust will (a) be accurate and complete in all material respects, (b) comply in all material respects with the applicable requirements of the Federal Securities Laws, and (c) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the foregoing will not apply to statements in or omissions from the Prospectus made in reliance on and in conformity with information furnished by Destra Trust for use therein; and

4.2.23. The Direxion Declaration permits Direxion Trust to vary its shareholders’ investment; Direxion Trust does not have a fixed pool of assets — each series thereof (including Acquiring Fund) is a managed portfolio of securities, and Rafferty and Hilton Capital, Acquiring Fund’s investment subadviser, have the authority to buy and sell securities for it.

4.3. Each Investment Company, on its Fund’s behalf, represents and warrants to the other Investment Company, on its Fund’s behalf, as follows:

4.3.1. No governmental consents, approvals, or authorizations (collectively, “consents”) or filings are required under the Federal Securities Laws or state securities laws, and no consents or orders of any court are required, for its execution, delivery, and performance hereof on its Fund’s behalf, except for (a) Direxion Trust’s filing with the Commission of (1) a registration statement on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein the Prospectus (“Registration Statement”), and (2) a post-effective amendment to its registration statement on Form N-1A with respect to Acquiring Fund, (b) Destra Trust’s filing with the Commission of any supplement(s) or amendment(s) to its registration statement on Form N-1A required in connection with the Reorganization, and (c) consents, filings, and orders that have been made or received or may be required after the Effective Time;

4.3.2. The fair market value of the Acquiring Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Target Shares it actually or constructively surrenders in exchange therefor;

4.3.3. At the Effective Time, there will be no intercompany indebtedness existing between the Funds that was issued, acquired, or settled at a discount;

4.3.4. None of the compensation, if any, received by or to be paid to any Shareholder who or that is a trustee of Destra Trust or an employee of or service provider to Target will be separate consideration for, or allocable to, any of that Shareholder’s Target Shares; none of the Acquiring Fund Shares any such Shareholder receives in the Reorganization will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

4.3.5. Immediately after the Reorganization, the Shareholders will not own shares constituting “control” (within the meaning of section 368(a)(2)(H)(i), i.e., as defined in section 304(c)) of Acquiring Fund;

4.3.6. No expenses incurred by Target or on its behalf in connection with the Reorganization will be paid or assumed by Acquiring Fund, Destra’s Advisor or Hilton Capital or any affiliate thereof, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund Shares will be transferred to Target or any of its shareholders with the intention that such cash or property be used to pay any expenses (even Reorganization Expenses) thereof;

4.3.7. The Reorganization is being undertaken for bona fide business purposes (and not a purpose to avoid federal income tax); and

4.3.8. The principal purpose of Acquiring Fund’s assumption of the Liabilities is not avoidance of federal income tax on the transaction.

5.	COVENANTS

5.1. Each Investment Company covenants to operate its Fund’s business in the ordinary course between the date hereof and the Closing, it being understood that:

(a) such ordinary course will include declaring and paying customary dividends and other distributions and changes in operations contemplated by each Fund’s normal business activities; and

(b) each Fund will retain exclusive control of the composition of its portfolio until the Closing; provided that Target shall not dispose of more than an insignificant portion of its historic business assets (as defined in paragraph 4.2.13) during that period without Direxion Trust’s prior consent, and the Investment Companies shall coordinate the Funds’ respective portfolios so that the transfer of the Assets to Acquiring Fund will not cause it to fail to be in compliance with all of its investment policies and restrictions immediately after the Closing.

5.2. Destra Trust, on Target’s behalf, covenants to call and hold a meeting of Target’s shareholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”).

5.3. Destra Trust, on Target’s behalf, covenants that it will assist Direxion Trust in obtaining information Direxion Trust reasonably requests concerning the beneficial ownership of Target Shares.

5.4. Destra Trust, on Target’s behalf, covenants that it will turn over its books and records regarding Target (including all tax books and records and all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to Direxion Trust at the Closing.

5.5. Each Investment Company, on its Fund’s behalf, covenants to cooperate with the other in preparing the Registration Statement in compliance with applicable federal and state securities laws.

5.6. Each Investment Company, on its Fund’s behalf, covenants that it will, from time to time, as and when requested by the other Investment Company, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken all further action, the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) Direxion Trust, on Acquiring Fund’s behalf, title to and possession of all the Assets, and (b) Destra Trust, on Target’s behalf, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

5.7. Direxion Trust, on Acquiring Fund’s behalf, covenants to use all reasonable efforts to obtain the consents required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to continue Acquiring Fund’s operations after the Effective Time.

5.8. Destra Trust, on Target’s behalf, covenants to distribute all the Acquiring Fund Shares it receives in the Reorganization to the Shareholders in complete liquidation of Target.

5.9. As promptly as practicable, but in any case within sixty days, after the Effective Time, Destra Trust shall furnish to Direxion Trust, in a form reasonably satisfactory to Direxion Trust, a Certificate stating the earnings and profits of Target for federal income tax purposes that will be carried over by Acquiring Fund as a result of section 381.

5.10. It is the Investment Companies’ intention that the Reorganization will qualify as a reorganization with the meaning of section 368(a)(1)(C). Neither Investment Company shall take any action or cause any action to be taken (including the filing of any tax return) that is inconsistent with that treatment or results in the failure of the Reorganization to qualify as such a reorganization.

5.11. Subject to this Agreement, each Investment Company covenants, on its Fund’s behalf, to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6.	CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) the other Investment Company’s performance of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

6.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by Target’s shareholders at the Shareholders Meeting (including any adjournment(s) thereof);

6.2. All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby; the Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or shall be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties, provided that either Investment Company may for itself waive any of those conditions;

6.3. At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

6.4. The Investment Companies shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made herein, which Counsel may treat as representations and warranties made to it (that, notwithstanding paragraph 8, shall survive the Closing), and in separate letters, if Counsel requests, addressed to it (collectively, “Representations”) and the Certificates delivered pursuant to paragraph 3.6(a). The Tax Opinion shall be substantially to the effect that — based on the facts and assumptions stated therein and conditioned on the Representations’ being true and complete at the Effective Time and consummation of the Reorganization in accordance herewith (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) — for federal income tax purposes:

6.4.1. Acquiring Fund’s acquisition of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities, followed by Target’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Target Shares and in complete liquidation of Target, will qualify as a “reorganization” (as defined in section 368(a)(1)(C)), and each Fund will be “a party to a reorganization” within the meaning of section 368(b);

6.4.2. Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Target Shares;

6.4.3. Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

6.4.4. Acquiring Fund’s basis in each Asset will be the same as Target’s basis therein immediately before the Reorganization, and Acquiring Fund’s holding period for each Asset will include Target’s holding period therefor (except where Acquiring Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

6.4.5. A Shareholder will recognize no gain or loss on the exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

6.4.6. A Shareholder’s aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Shares it actually or constructively surrenders in exchange for those Acquiring Fund Shares; and its holding period for those Acquiring Fund Shares will include, in each instance, its holding period for those Target Shares, provided the Shareholder holds the latter as capital assets at the Effective Time.

Notwithstanding subparagraphs 6.4.2 and 6.4.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting;

6.5. Direxion Trust, on Acquiring Fund’s behalf, shall have executed and delivered at or before the Closing a Certificate confirming that Direxion Trust, on Acquiring Fund’s behalf, assumes all of the Liabilities; and

6.6. At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 6.1 and 6.4) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

7.	BROKERAGE FEES AND EXPENSES

7.1. Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

7.2. All fees payable to governmental authorities for the registration or qualification of the Acquiring Fund Shares distributable hereunder and all transfer agency costs related thereto shall be paid by Acquiring Fund, while Target shall bear all brokerage or similar expenses incurred by it or for its benefit in connection with the Reorganization. Destra’s Advisor and Hilton Capital have agreed with the Investment Companies that, subject to complying with the representation and warranty contained in paragraph 4.3.6, Hilton Capital shall bear all the legal fees and disbursements incurred on behalf of Acquiring Fund with respect to the Reorganization and Destra’s

Advisor shall bear all the legal fees and disbursements incurred on behalf of Target with respect to the Reorganization. All other Reorganization Expenses — including (a) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing the Registration Statement, and printing and distributing Acquiring Fund’s Pro/SAI and (b) proxy solicitation costs and accounting fees and disbursements in connection with the Reorganization — shall be borne equally by Hilton Capital and Destra’s Advisor. Notwithstanding the foregoing, an expense shall be paid by the Fund directly incurring it if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

8.	ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement among the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing (except as provided in paragraph 6.4).

9.	TERMINATION OF AGREEMENT

This Agreement may be terminated at any time at or before the Closing:

9.1. By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before June 30, 2017, or another date to which the Investment Companies agree; or

9.2.	By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 9.1(c) or (d) or 9.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

10.	AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement (except the second sentence of paragraph 7.2), and all parties may amend, modify, or supplement that sentence, at any time in any manner they mutually agree on in writing, notwithstanding Target’s shareholders’ approval hereof; provided that, following that approval, no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

11.	MISCELLANEOUS

11.1. This Agreement shall be governed by and construed in accordance with the internal laws of Massachusetts, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the Federal Securities Laws, the latter shall govern.

11.2. Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than each Investment Company, on its Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason hereof.

11.3 Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than its Fund but are only binding on and enforceable against its property attributable to and held for the benefit of its Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof. Each Investment Company, in asserting any rights or claims hereunder on its or its Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

11.4 Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11.5. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each party and delivered to the other parties. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

[Signatures on following page]

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

DESTRA INVESTMENT TRUST, on behalf of Destra Dividend Total Return Fund

By:
Name:	[name]
Title:	[title]

DIREXION FUNDS, on behalf of Direxion Hilton Tactical Income Fund

By:
Name:	[name]
Title:	[title]

Solely for purposes of paragraph 7.2:

DESTRA CAPITAL ADVISORS LLC

By:
Name:	[name]
Title:	[title]

HILTON CAPITAL MANAGEMENT, LLC

By:
Name:	[name]
Title:	[title]

APPENDIX B: ADDITIONAL SHAREHOLDER ACCOUNT INFORMATION FOR THE ACQUIRING FUND1

ABOUT YOUR INVESTMENT

Share Price of the Fund

A fund’s share price is known as its NAV. The Fund’s share price is calculated as of the close of regular trading on the NYSE, usually 4:00 p.m. Eastern Time (“Valuation Time”), each day the NYSE is open for business (“Business Day”). The NYSE is open for business Monday through Friday, except in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may close early on the business day before each of these holidays and on the day after Thanksgiving Day. NYSE holiday schedules are subject to change without notice.

The value of the Fund’s assets that trade in markets outside the United States or in currencies other than the U.S. Dollar may fluctuate on days that foreign markets are open but the Fund is not open for business.

All shareholder transaction orders received in good form by the Fund’s transfer agent or an authorized financial intermediary by the time that the Fund calculates its NAV (as described above) will be processed at that day’s NAV plus any applicable sales charge. Transaction orders received after the time that the Fund calculates its NAV will receive the next calculated NAV plus any applicable sales charge.

Share price is calculated by dividing the Fund’s net assets by its shares outstanding. The Fund uses the following methods to price securities held in its portfolio:

•	Equity securities listed and traded principally on any domestic or foreign national securities exchange are valued at the last sales price. Exchange-traded funds are valued at the last sales price prior to Valuation Time. Securities primarily traded in the NASDAQ Global Market® are valued using the NASDAQ® Official Closing Price. Over-the counter securities are valued at the last sales price in the over-the-counter market. If, on a particular day, a security does not trade, then the mean between the closing bid and asked prices will be used;

•	Swap contracts are valued using the closing prices of the underlying reference entity or the closing value of the underlying reference index;

•	Futures contracts are valued at (1) the settlement prices established each day on the exchange on which they are traded if the settlement price reflects trading

[1]	References to “Fund” in this Appendix means the Direxion Hilton Tactical Income Fund.

prior to the Valuation Time or (2) at the last sales price prior to the Valuation Time if the settlement prices established by the exchange reflects trading after Valuation Time;

•	Options are valued at the composite price, using National Best Bid and Offer quotes;

•	Short-term debt securities with a maturity of 60 days or less and money market securities are valued using the “amortized” cost method;

•	Other debt securities are valued by using the closing bid and asked prices provided by the Fund’s pricing service or, if such prices are unavailable, by a matrix pricing method; and

•	Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value estimates by the Adviser under the oversight of the Board of Trustees.

Fair Value Pricing. Portfolio securities and other assets are valued chiefly by market prices from the primary market in which they are traded. Securities are priced at a fair value as determined by the Adviser, under the oversight of the Board of Trustees, when reliable market quotations are not readily available, the Fund’s pricing service does not provide a valuation for such securities, the Fund’s pricing service provides a valuation that in the judgment of the Adviser does not represent fair value, the Adviser believes that the market price is stale, or an event that affects the value of an instrument (a “Significant Event”) has occurred since the closing prices were established, but before the time as of which the Fund calculates its NAV. Examples of Significant Events may include: (1) events that relate to a single issuer or to an entire market sector; (2) significant fluctuations in domestic or foreign markets; or (3) occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts, or significant government actions. If such Significant Events occur, the Fund may value the instruments at fair value, taking into account such events when it calculates the Fund’s NAV. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. In addition, the Fund may also fair value an instrument if trading in a particular instrument is halted and does not resume prior to the closing of the exchange or other market.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, Rafferty compares the market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures.

Rule 12b-1 Fees (Class A and Class C Shares)

The Fund has adopted Class A Shares and Class C Shares distribution plans under Rule 12b-1 (the “Class A Plan” and the “Class C Plan”) pursuant to which the Fund pays for distribution and services provided to Fund shareholders. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Pursuant to the Class A Plan, the Class A Shares of the Fund may pay an annual Rule 12b-1 fee of up to 1.00% of the average daily net assets. The Board of Trustees has currently authorized the Class A Shares of the Fund covered by the Class A Plan to pay a maximum annual Rule 12b-1 fee of 0.25% of the average daily net assets of the Fund’s Class A Shares. The Class C Shares of the Fund covered by the Class C Plan pay an annual Rule 12b-1 fee of 1.00% of the average daily net assets of the Fund’s Class C Shares.

Under an agreement with the Fund, your registered investment adviser, financial planner, broker-dealer or other financial intermediary (“Financial Advisor”) may receive Rule 12b-1 fees from the Fund. In exchange, your Financial Advisor may provide a number of services, such as: placing your orders and issuing confirmations; providing investment advice, research and other advisory services; handling correspondence for individual accounts; acting as the sole shareholder of record for individual shareholders; issuing shareholder statements and reports; executing daily investment “sweep” functions; and other shareholder services as described in the Fund’s Statement of Additional Information (“SAI”). For more information on these and other services, you should speak directly to your Financial Advisor. Your Financial Advisor may charge additional account fees for services beyond those specified above.

Class A and Class C Shares

The Fund offers Class A and Class C Shares. Both share classes are offered primarily by authorized securities brokers and other financial intermediaries. Both share classes of the Fund pay a Rule 12b-1 fee as shown in the table below.

	Class A	Class C
Sales Charge (Load) Imposed on Purchases	5.50%	None.
Contingent deferred sales Charge (“CDSC”)	1.00% if shares are redeemed within 24 months of purchase* (CDSC waived for Employer Retirement Plans).	1.00% if shares are redeemed within 12 months of purchase.

	Class A	Class C
Distribution/Service (Rule 12b-1) Fee	0.25%	1.00%
Redemption Fee	1.00%	None.

*	On purchases of Class A Shares of $1 million or more.

Class A Shares

Please note that an up-front sales charge is associated with the purchase of Class A Shares unless you qualify for a waiver of the sales charge.

You may purchase Class A Shares at the “offering price,” which is a price equal to their NAV, plus a sales charge imposed at the time of purchase. Class A Shares currently are subject to ongoing distribution and service (Rule 12b-1) fees as described above under “Rule 12b-1 Fees.” If you choose to invest in Class A Shares, you will pay a sales charge at the time of each purchase. The table below shows the charges both as a percentage of offering price and as a percentage of the amount you invest. Because of rounding of the calculation in determining the sales charges, you may pay more or less than what is shown in the tables below. If you invest more, the sales charge will be lower.

Amount of Transaction		Sales Charge as a % of Offering Price	Sales Charge as a % of Net Asset Value	Dealers Reallowance as a % of Offering Price
At Least	But Less than
$0	$50,000	5.50%	6.10%	5.50%
$50,000	$100,000	4.75%	4.99%	4.75%
$100,000	$250,000	3.75%	3.90%	3.75%
$250,000	$500,000	2.75%	2.83%	2.75%
$500,000	$1,000,000	2.00%	2.04%	2.00%
$1,000,000	and above	0.00%*	0.00%*	0.00%*

*	You may purchase Class A Shares without an initial sales charge when you invest $1 million or more in Class A Shares. However, if you sell your Class A Shares within 24 months of purchase, you will pay a 1.00% CDSC based on the original purchase price or redemption proceeds, whichever is lower. The CDSC is used to reimburse Rafferty Capital Markets, LLC, the Fund’s distributor, (the “Distributor”) for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your Class A investment in connection with your initial purchase if your initial purchase is over $1 million. A finder’s fee of 1.00% may be paid directly or indirectly by the Adviser to the dealer for investments of $1 million or more. The Class A Shares CDSC is waived for eligible Employer Retirement Plans. An eligible Employer Retirement Plan will need to notify the transfer agent or the financial intermediary at the time of redemption that the shares are eligible for this waiver. If a CDSC is owed, it is based on the lower of cost or market value.

Reduction or Waiver of Sales Charge.

The Fund offers a number of ways to reduce or eliminate the up-front sales charge on Class A Shares. Such reductions or waivers may apply for:

•	Purchases under a Right of Accumulation or Letter of Intent;

•	Certain programs of selected securities dealers and other financial intermediaries that have an agreement with the Distributor or its affiliates;

•	Certain wrap or other fee-based programs offered by financial intermediaries;

•	Certain registered representatives (and their immediate family members as described below under “Right of Accumulation”) or brokers-dealers who act as selling agents;

•	Certain bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity; or

•	Certain (i) investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and (ii) clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

The policy of waiving the up-front sale charge for certain redemptions may be modified or discontinued, with respect to new shareholders, at any time. Shareholder accounts that exist prior to June 1, 2015 will not pay a sales load for the life of the account. Right of Accumulation. You may combine your new purchase of Class A Shares with other Class A Shares currently owned by you, your spouse, and/or your children under age 21 for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current NAV of all other shares you, your spouse and/or your children under age 21 own. You will need to notify the Fund or your financial intermediary at the time of purchase of any other accounts that exist.

Letter of Intent. By signing a Letter of Intent (“LOI”) you can reduce your Class A Shares sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of Class A Shares. Any shares purchased within 30 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gain distributions do not apply toward fulfillment of the LOI. Shares equal to 5.50% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you. If you establish an LOI with the Fund you can aggregate your accounts as well as the accounts of your immediate family members under age 21. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI. You will need to notify the Fund or your financial intermediary at the time of purchase of any other accounts that exist.

Class C Shares

Please note that a CDSC is associated with the purchase of Class C Shares. You should carefully consider the sales charges and expense structures associated with each share class when deciding to invest in Class C Shares of the Fund.

Class C Shares are sold at the Fund’s NAV. There is no up-front sales charge, so that the full amount of your purchase is invested in the Fund. However, if you sell your Class C Shares within 12 months of purchase, you will pay a 1.00% CDSC based on the original purchase price or redemption proceeds, whichever is lower. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your Class C Shares investment in connection with your initial purchase. Waiver of CDSC. The CDSC will be waived for the redemption of Class C Shares:

•	purchased through a financial intermediary that has entered into arrangements with the Distributor to forego receipt of an initial sales commission;

•	purchased by reinvesting dividends;

•	following the death or disability of a shareholder; or

•	resulting from a Fund exercising its right to redeem accounts that maintain a balance below the current applicable minimum investment.

The policy of waiving the CDSC for certain redemptions may be modified or discontinued, with respect to new shareholders, at any time.

Institutional Class Shares

The Fund offers Institutional Class shares. There are no sales loads associated with the purchase of the Institutional Class. Institutional Class Shares are sold by Financial Advisors that provide services to the Fund. Institutional Class shares of the Fund are not subject to Rule 12b-1 fees.

Additional Payments to Financial Intermediaries

The Adviser (and its affiliates) may make substantial payments to financial intermediaries and service providers for distribution and/or shareholder servicing activities, out of their own resources, including the profits from the advisory fees the Adviser receives from the Fund. These payments may be made to financial intermediaries for marketing, promotional or related expenses. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase shares of the Fund or the amount investors in the Fund would receive as proceeds from the redemption of such shares and will not increase the expenses of investing in the Fund.

Examples of “revenue sharing” payments include, but are not limited to, payment to financial institutions for “shelf space” or access to a third party platform or portfolio offering list or other marketing programs, including, but not limited to, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Adviser access to the financial institution’s sales force; granting the Adviser access to the financial institution’s conferences and meetings; assistance in training and educating the financial institution’s personnel; and obtaining other forms of marketing support. Revenue sharing payments also may be made to financial intermediaries that provide various services to the Fund, including but not limited to, record keeping, shareholder servicing, transaction processing, sub-accounting services and other administrative services. The Adviser may make other payments or allow other promotional incentives to financial intermediaries to the extent permitted by the SEC, by the Financial Industry Regulatory Authority, Inc. (“FINRA”) and by other applicable laws and regulations.

The level of revenue sharing payments made to financial intermediaries may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial institution, or other factors as agreed to by the Adviser and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Adviser from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make shares of the Fund available to its customers and may allow the Fund greater access to the financial institution’s customers.

Shareholder Services Guide

You may invest in the Fund through traditional investment accounts, including Automatic Investment Plans, individual retirement accounts (“IRAs”) (including Roth IRAs), a self-directed retirement plan or a company sponsored retirement plans.

Applications and descriptions of any service fees for retirement or other accounts are available directly from the Fund. You may invest directly with the Fund or through certain financial intermediaries. Any transaction effected through a financial intermediary may be subject to a processing fee. The minimum initial investment is set forth below. Rafferty may waive these minimum requirements at its discretion. Contact Rafferty if you need additional information or assistance.

Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

The Fund offers the option to submit purchase orders through your financial intermediary or to send purchase orders to the Fund as described in the table below.

Purchase Methods	Initial Purchases	Subsequent Purchases
Minimum Investment: Class A and Class C shares Accounts	$2,500 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.*	$100

Minimum Investment: Retirement Accounts (Traditional, Roth and Spousal IRAs)	$2,500 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.*	$100

Minimum Investment Institutional Class Accounts	$50,000	$100

Purchase Methods	Initial Purchases	Subsequent Purchases

By Mail	• Complete and sign your Application. Remember to include all required documents (if any). • Make a check payable to “Direxion Funds” and indicate the Fund you would like to purchase.	• Complete an Investment Slip or provide written instructions with your name, account number and the fund in which you would like to invest. • Make a check payable to “Direxion Funds”

Purchase Methods	Initial Purchases	Subsequent Purchases

•    Send the signed Application and check to: Direxion Funds P.O. Box 0701 Milwaukee, Wisconsin 53201-0701

(Do not send via express mail or overnight delivery to the P.O. Box address).

(The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund.)

and indicate the
Fund you would like
to purchase and your
account number.

•    Send the Investment
Slip and check to:
Direxion Funds
P.O. Box 701
Milwaukee,
Wisconsin 53201-0701

(Do not send via express
mail or overnight
delivery to the P.O. Box
address).

(The Fund does not
consider the U.S. Postal
Service or other
independent delivery
services to be their
agents. Therefore, deposit
in the mail or with such
services, or receipt at U.S.
Bancorp Fund Services,
LLC’s post office box, of
purchase orders or
redemption requests does
not constitute receipt by
the transfer agent of the
Fund.)

By Wire	• Contact Direxion at (800) 851-0511 to make arrangements to send in your Application via facsimile or mail. • Fax the Application according to instructions the representative will give you.	• Contact Direxion at (800) 851-0511 with your account number, the amount wired and the Fund(s) in which you want to invest. • You will receive a confirmation number; retain your confirmation number.

Purchase Methods	Initial Purchases	Subsequent Purchases

•    Mail the original Application to: Direxion Funds P.O. Box 701 Milwaukee, Wisconsin 53201-0701

•    Call (800) 851-0511 to: (a) confirm receipt of the Application; (b) receive an account number; and (c) receive a confirmation number.

Wired funds must be received prior to market close to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

• Instruct your bank
to wire the money
to:

US Bank NA,
Milwaukee, WI 53202

ABA 075000022

Credit: US Bancorp
Fund Services, LLC

ACCT # 112-952-137

FFC: Direxion Funds

(Your name and
Direxion Account
Number)

Wired funds must be
received prior to market
close to be eligible for
same day pricing. The
Fund and U.S. Bank,
N.A. are not responsible
for the consequences of
delays resulting from the
banking or Federal
Reserve wire system or
from incomplete wiring
instructions.

By Telephone	You may not make initial investments by telephone	• If you did not decline telephone options on your account Application, your account has been open for 15 days and you have banking information established on your account, you may purchase shares by telephone.

Purchase Methods	Initial Purchases	Subsequent Purchases
• There is no
minimum for
subsequent
purchases by
telephone.

•    Contact Direxion at
(800) 851-0511 to
purchase additional
shares of the
Fund(s). Orders will
be accepted via the
electronic funds
transfer through the
Automated Clearing
House (“ACH”)
network.

•    Shares will be
purchased at the
NAV plus any
applicable sales
charge calculated
on the day your
order is placed
provided that your
order is received
prior to market
close.

Through Financial Intermediaries	Contact your financial intermediary.	Contact your financial intermediary.

*	The Adviser may set different investment minimums for certain securities dealers, banks, and other financial institutions that provide certain shareholder services or omnibus processing for the Fund in fee-based mutual fund programs.

Contact Information

By Telephone	(800) 851-0511

Fax	(Faxes may be accepted, but must be pre-authorized by a representative. Please call (800) 851-0511 to receive authorization and the fax number.)

Internet	www.direxioninvestments.com

Regular Mail	Direxion Funds P.O. Box 701 Milwaukee, Wisconsin 53201-0701

Overnight Mail	Direxion Funds Mutual Fund Services – 3rd Floor 615 East Michigan Street Milwaukee, Wisconsin 53202

If you opened your shareholder account through a financial intermediary, you will ordinarily submit your exchange or redemption order through that financial intermediary. You may also exchange or redeem Fund shares as described in the following table.

Instructions for Exchanging or Redeeming Shares

By Mail	Send written instructions sufficient to process your request to: Direxion Funds P.O. Box 701 Milwaukee, Wisconsin 53201-0701

By Telephone	(800) 851-0511 for Individual Investors (877) 437-9363 for Financial Professionals

By Internet	• Log on to www.direxioninvestments.com. Establish an account ID and password by following the instructions on the site. • Follow the instructions on the site.

Through Financial Intermediaries	Contact your financial intermediary.

ACCOUNT AND TRANSACTION POLICIES

Payment for Shares. All purchases must be made in U.S. Dollars through a U.S. bank. The Fund will not accept payment in cash or money orders. In addition, to prevent check fraud, the Fund does not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. We are unable to accept post-dated checks or any conditional order or payment. If your payment does not clear, you will be charged a $25.00 fee. In addition, you may be responsible for losses sustained by the Fund for any returned payment.

You will receive written confirmation by mail, but we do not issue share certificates.

Anti-Money Laundering Program. The Fund’s transfer agent will verify certain information from investors as part of the Fund’s anti-money laundering program.

The USA PATRIOT Act of 2001 requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new account application, you will be required to supply your full name, date of birth, social security number and permanent street address to assist in verifying your identity. Mailing addresses containing only a P.O. Box will not be accepted. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if they are unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

If the Fund does not have a reasonable belief of the identity of a shareholder, the account will be rejected or the shareholder will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within five Business Days if clarifying information and/or documentation is not received.

Good Form. Good form means that your purchase (whether direct or through a financial intermediary) is complete and contains all necessary information, has all supporting documentation (such as trust documents, beneficiary designations, proper signature guarantees, IRA rollover forms, etc.) and is accompanied by sufficient purchase proceeds. For a purchase request to be in good form, it must include: (1) the name of the Fund; (2) the dollar amount or share amount to be purchased; and (3) your purchase application or investment stub. An application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check or wire transfer. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase applications or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Certain transactions through a financial intermediary may not be deemed in good form if such financial intermediary failed to properly notify the Fund of such trade or trades. In particular, financial intermediaries that transact in shares of the Fund through Fundserv must, in many cases, notify the Fund of trades before placing them in the Fundserv system. In the event that a financial intermediary transacts in shares of the Fund through the Fundserv system without notifying the Fund of such trades in advance, such transaction may be deemed not to have been received in good form. In practice, this means that a confirmation from a financial intermediary is not binding on the Fund. In the event that a trade is deemed not to have been received in good form, for whatever reason, a purchase, redemption or exchange request may be rejected or canceled and, in the event of a redemption which is canceled, the Fund shall have the right to a return of proceeds. Cancellation of a trade is processed at the applicable price at which the trade was originally received and is ordinarily completed the next Business Day. Please contact your financial intermediary to determine how it processes transactions in shares of the Fund.

Financial Intermediaries. If you opened your shareholder account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Financial intermediaries are responsible for placing orders promptly with the Fund and forwarding payment promptly, as well as ensuring that you receive copies of the Fund’s Prospectus. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each intermediary also may have its own rules about share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have earlier cut-off times for processing your transaction. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly. In addition, Rafferty may, from time to time, at its own expense, compensate financial intermediaries for distribution or marketing services

Order Policies. There are certain times when you may be unable to sell shares of the Fund or proceeds may be delayed. This may occur during emergencies, unusual market conditions or when the Fund cannot determine the value of its assets or sell its holdings. The Fund reserves the right to reject any purchase order or suspend offering of its shares. Generally, the Fund may reject a purchase if it is disruptive to the efficient management of the Fund.

Telephone Transactions. For your protection, the Fund may require some form of personal identification prior to accepting your telephone request such as verification of your social security number, account number or other information. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. We also may record the conversation for accuracy. During times of unusually high market activity or extreme market changes, you should be aware that it may be difficult to place your request in a timely manner. Telephone trades must be received by, or prior to, market close. Please allow sufficient time to place your telephone transaction. Telephone redemption and exchange transaction privileges are automatically granted, unless you declined such privileges on your account application. If you previously declined telephone privileges and would like to add this option to your account, please contact the Fund at (800) 851-0511 for instructions. The maximum amount that may be redeemed by telephone is $100,000. Once a telephone transaction has been placed, it cannot be canceled or modified.

Automatic Investment Plan. For your convenience, the Fund offers an Automatic Investment Plan (“AIP”). Under the AIP, after you make your initial minimum investment of $2,500 for Class A and Class C Shares, and $50,000 for the Institutional Class, you authorize the Fund to withdraw the amount you wish to invest from your personal bank account on a monthly basis. The AIP requires a minimum monthly investment of $100. If you wish to participate in the AIP, please complete the “Automatic Investment Plan” section on the account application or call the Fund at (800) 851-0511 if you have any questions. In order to participate in the AIP, your bank or financial institution must be a member of the ACH network. The Fund may terminate or modify this privilege at any time. You may change your investment amount or terminate your participation in the AIP at any time by notifying the Fund’s transfer agent by telephone or in writing, five days prior to the effective date of the next transaction. A fee, currently $25, will be imposed if your AIP transaction is returned.

Signature Guarantees. In certain instances when you sell shares of the Fund, we will need your signature guaranteed. Signature guarantees will generally be accepted from domestic banks, broker dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public cannot guarantee signatures. Your signature must be guaranteed, by either a Medallion program member or a non-Medallion program member, if:

•	You are changing your account ownership;

•	Your account registration or address has changed in the last 30 calendar days;

•	The redemption proceeds are sent to any person, address or bank account other than the one listed on record with the Fund;

•	The sale is greater than $100,000; or

•	There are other unusual situations as determined by the Fund’s transfer agent.

Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification or other acceptable signature authentication from a financial institution source. The Fund may waive any signature guarantee requirement at its discretion.

Exchange Policies. You may exchange Institutional Class Shares of your current Fund(s) for Institutional Class shares of any other Fund (as well as other funds advised by Rafferty not offered in this Prospectus) that offers Institutional Class shares. You may exchange Class A and Class C shares of your current Fund(s) for the same class shares of any other Fund (as well as other funds advised by Rafferty not offered in this Prospectus). Exchanges will be processed at the next determined NAV after receipt of your order in good form without any charges. CDSC fees may apply if you exchange or transfer your Class A or Class C shares to another Fund. The Funds can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number. If your exchange establishes a new position in a Fund, you must exchange at least $1,000 or, if your account value is less than that, your entire account balance will be exchanged. You may exchange by telephone unless you declined telephone exchange options on your account application. Your exchange of shares of one Fund (“original shares”) for shares of any other Fund will be treated for federal income tax purposes as a sale of the original shares, with the result that you will recognize a taxable gain or loss on the exchange.

Redemption Proceeds. Redemption proceeds from any sale of shares will normally be sent within seven days from the time the Fund receives your request in good order. A redemption request will be considered good order if: 1) the number or amount of shares and the class of shares to be redeemed and shareholder account number have been indicated; and 2) any written request is signed by a shareholder and by all co-owners of the account with exactly the same name or names used in establishing the account. For investments that have been made by check or ACH, payment on sales requests may be delayed until the Fund’s transfer agent is reasonably satisfied that the purchase payment has been collected by the Fund, which may require up to 10 calendar days. Your proceeds will be sent via check, wire or electronic funds transfer through the ACH network using the address or bank account listed on the transfer agent’s records. You will be charged a wire transfer fee of $15.00, which will be deducted from your account balance on dollar specific redemption requests or from the proceeds on share specific requests. This fee is in addition to any fees that may be imposed by your bank. Your proceeds will be wired only to the bank listed on the transfer agent’s records. There is no charge for payment sent through the ACH network and proceeds are generally available within 2 to 3 days. Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. The Fund also offers a Systematic Withdrawal Plan for shareholders who require periodic payments, such as those from IRAs. For more information on this option, please contact the Fund at (800) 851-0511.

Redemption Fees. The Fund is not suitable for purchase by active investors. The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in “market-timing” or other types of excessive short-term trading that could adversely affect shareholder returns. Consequently, the Board of Trustees has adopted policies to prevent frequent purchases and redemptions of shares of the Fund. In an effort to discourage short-term trading and defray costs related to such trading, the Board of Trustees has approved a redemption fee of 1.00% on sales and exchanges (collectively, “redemptions”) of the Fund’s Class A and Institutional Class shares made within thirty (30) days of the date of purchase (including shares acquired through an exchange), subject to the limitations described below.

The redemption fee is deducted from the redemption proceeds and cannot be paid separately. The redemption fee is credited to the assets of the Fund. The redemption fee does not apply to shares purchased with reinvested dividends or other distributions. To calculate the redemption fee, the Fund will use the first-in, first-out method to determine how long a shareholder has held shares of the Fund. This means that the Fund will assume that shares held by a shareholder for the longest period of time will be sold first.

The redemption fee applies to Fund shares purchased directly through the Fund or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include purchase and sale transactions placed on behalf of multiple investors. The Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, the Fund recognizes that due to operational and system limitations, financial intermediaries’ methods for tracing and calculating the fee may be inadequate or differ in some respects from those of the Fund. To the extent that a financial intermediary is unable to collect the redemption fee, the Fund may not be able to defray the expenses associated with short-term trades made by that financial intermediary’s customers.

The Fund reserves the right to waive the redemption fee, in its discretion, where the Fund believes that such waiver is in the best interests of the Fund. The Fund also may waive the redemption fee in circumstances where a financial intermediary’s systems are unable to properly assess the fee and for redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns, including:

•	Redemptions by participants in certain qualified retirement and deferred compensation plans and group annuity contracts;

•	Redemptions resulting from certain transfers upon the death of a shareholder;

•	Redemptions by certain pension plans as required by law or regulatory authorities;

•	Redemptions pursuant to a systematic withdrawal plan;

•	Retirement loans and withdrawals; and

•	Redemptions in accounts participating in certain approved asset allocation programs.

Low Balance Accounts.

Class A and Class C Shares. If your total account balance falls below $1,000 due to withdrawals, then we may sell your shares of the Fund. We will inform you in writing 30 days prior to selling your shares. If you do not bring your total account balance up to $1,000 within 30 days, we may sell your shares and send you the proceeds. We will not sell your shares if your account value falls due to market fluctuations.

Institutional Class. If your total account balance falls below $50,000 due to withdrawals, your shares automatically may be converted to Class A shares of the Fund. We will inform you in writing 30 days prior to such conversion. The Fund will not convert your shares if your account value falls due to market fluctuations.

Redemption In-Kind. The Fund reserves the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund’s portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted to cash.

Excessive Trading. The Fund is intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt the Fund’s investment program and create additional transaction costs that are borne by all shareholders. The Board of Trustees has adopted a policy regarding excessive trading.

The Fund discourages excessive, short-term trading and other abusive trading practices and the Fund may use a variety of techniques to monitor trading activity and detect abusive trading practices. In an effort to minimize harm to the Fund and its shareholders, the Fund reserves the right, in its sole discretion, to reject purchase orders from individuals or groups who, in the Fund’s view, are likely to engage in market timing or excessive trading and suspend the offering of Fund shares. The Fund reserves the right, in its sole discretion, to identify trading practices as abusive. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In particular, since the Fund receives purchase and sale orders through financial intermediaries that use group or omnibus accounts, the Fund cannot always detect frequent trading. As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

Electronic Delivery of Reports. Fund shareholders can save paper by electing to receive their account documents by e-mail in place of paper copies. You may choose electronic delivery (“E-Delivery”) for Prospectuses, supplements, Annual and Semi-Annual Reports. To enroll in E-Delivery you can opt-in when completing a direct account application with Direxion Funds. You can also register, cancel, change your e-mail address or change your consent options by logging onto www.direxioninvestments.com/edelivery.

Householding. In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Shareholder Inactivity. Under certain circumstances, if no activity occurs in an account within a time period specified by state law, your shares in the Fund may be transferred to that state.

Lost Shareholder. It is important that the Fund maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then it will determine whether the investor’s account can legally be considered abandoned. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.

DISTRIBUTIONS AND TAXES

Distributions. The Fund distributes dividends from its net investment income at least annually. Net investment income generally consists of interest income and dividends received on investments, less expenses.

The Fund also distributes any realized net capital gains and net gains from foreign currency transactions, if any, at least annually. The Fund realizes capital gains mainly from sales of its portfolio assets for a profit. A portion of the Fund’s distributions may also be characterized as a return of capital. The Fund may invest up to 25% of its total assets in MLPs and a portion of the cash distributions received by the Fund from the MLPs in which it invests may be characterized as return of capital. If, for any calendar year, the Fund’s total distributions exceed both current and accumulated earnings and profits, the excess will generally be treated as a return of capital for U.S. federal income tax purposes up to the amount of a shareholder’s tax basis in the Shares, reducing that basis accordingly, which will generally increase the shareholder’s potential gain, or reduce the shareholder’s potential loss, on any subsequent sale or other disposition of Fund shares. The Fund cannot assure you as to what percentage, if any, of the distributions paid on Fund shares will consist of net capital gain, which is taxed at reduced rates for non-corporate shareholders, or return of capital.

Dividends and other distributions (collectively, “distributions”) will be reinvested in additional Fund shares of the distributing class automatically at that class’s NAV per share unless you request otherwise in writing or via telephone at least five days prior to the record date of the distribution. The Fund reserves the right, if you elect to receive distributions from the Fund by check and the U.S. Postal Service cannot deliver the check, or the amount of the check remains uncashed for six months, to reinvest in your account, without interest, in additional Fund shares of the distributing class at the distributing class’s then-current NAV per share and to reinvest all subsequent distributions in shares of that class until an updated address is received. The check will not be held separate from the shares in your account.

Due to the pattern of purchases and redemptions of the Fund, the Fund’s total net assets may fluctuate significantly over the course of a year. Because the Fund may declare and pay distributions at any time, an investor may receive a distribution, which may be taxable, shortly after making an investment in the Fund.

Taxes. Federal income tax consequences of a distribution will vary depending on whether the distribution is from net investment income, net foreign currency gains, or net capital gains and, in the latter case, how long the Fund has held the assets the sale of which generated the gains, not how long you held your Fund shares. Distributions of net gains on sales of assets held for one year or less, and distributions of certain foreign currency gains, are taxed as dividends (that is, ordinary income). Distributions of gains on sales of assets held longer than one year (long-term capital gains), and distributions of other foreign currency gains are taxed at lower capital gains rates.

The following table illustrates the potential tax consequences for taxable accounts (of individual shareholders):

Type of Transaction	Federal Tax Rate/Treatment*
Dividend (other than “qualified dividend income” (“QDI”) (see below)) distribution	Ordinary income rate
Distribution of QDI	Long-term capital gains rate
Distribution of net short-term capital gains	Ordinary income rate
Distribution of net long-term capital gains	Long-term capital gains rate
Redemption or exchange of Fund shares owned for more than one year	Long-term capital gain or loss
Redemption or exchange of Fund shares owned for one year or less	Gain is taxed at the same rate as ordinary income; loss is subject to special rules

*	Tax consequences for tax-deferred retirement accounts (such as 401(k) plan accounts and IRAs) or non-taxable shareholders will be different. You should consult your tax specialist for more information about your personal situation.

QDI consists of dividends the Fund receives from most U.S. corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding periods and other restrictions regarding the stock on which the dividends were paid. (Dividends received from other investment companies, including ETFs that are taxed as regulated investment companies under Subchapter M of the Internal Revenue Code, will only qualify for QDI treatment to the extent that the other investment company reports the qualifying portion to its shareholders in writing.) The Fund’s dividends attributable to its QDI are taxed to individual shareholders at the long-term capital gains rates (see the next paragraph) for shareholders who satisfy those restrictions regarding their Fund shares. A portion of the Fund’s dividends (excluding dividends from foreign corporations) also may be eligible for the dividends-received deduction allowed to corporations, subject to similar restrictions.

Net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) an individual or certain other non-corporate shareholder realizes on a redemption or exchange of Fund shares, is subject to federal income tax at a maximum rate of 15% or 20% for those non-corporate shareholders with taxable income exceeding certain thresholds.

If you are a non-retirement account shareholder of the Fund, then each year we will send you a Form 1099 that tells you the amount of Fund distributions you received for the prior calendar year, the tax status of those distributions and a list of reportable redemption transactions, including, for redeemed shares that were acquired after December 31, 2011 (“Covered Shares”), basis information and whether they had a short-term (one year or less) or long-term (more than one year) holding period. Normally, distributions are taxable in the year you receive them. However, any distributions declared in the last three months of a calendar year and paid in January of the following year generally are taxable as if received on December 31 of the year they are declared.

If you are a taxable non-corporate shareholder of the Fund and do not provide the Fund with your correct taxpayer identification number (normally your social security number), the Fund is required to withhold and remit to the Internal Revenue Service (“IRS”) 28% of all dividends and other distributions and redemption proceeds (regardless of whether you realize a gain or loss) otherwise payable to you. If you are such a shareholder and are otherwise subject to backup withholding, we also are required to withhold and remit to the IRS the same percentage of all dividends and other distributions otherwise payable to you. Any tax withheld may be applied against your tax liability when you file your tax return.

A shareholder’s basis in Covered Shares will be determined in accordance with the Fund’s default method, which currently is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method a Fund shareholder elects may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted basis method for their tax situation and to obtain more information about how the basis reporting law applies to them.

An individual must pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends, interest, and net gains from the disposition of investment property (including dividends and capital gain distributions the Fund pays), or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax will apply for those years to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.

APPENDIX C: FINANCIAL HIGHLIGHTS

The financial highlights table set forth below is intended to help you understand each of the Acquired Fund’s and the Acquiring Fund’s financial performance since inception. Certain information reflects financial results for a single share of a Fund. The total returns in the table represent the rates than an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the years ended September 30, 2014, 2013 and 2012 was audited by the Acquired Fund’s independent registered accounting firm during those periods. The information for the years ended September 30, 2016 and 2015 for the Acquired Fund has been derived from the Acquired Fund’s financial statements and financial highlights which have been audited by Grant Thornton, LLP, whose report along with the Acquired Fund’s financial statements and financial highlights, is included in the Annual Report to Shareholders for the year ended September 30, 2016, which is available free of charge upon request by visiting www.destracapital.com or by calling toll-free at (877) 287-9646. The information for the Acquiring Fund has been derived from the Acquiring Fund’s financial statements and financial highlights which have been audited by Ernst & Young LLP, whose report along with the Acquiring Fund’s financial statements and financial highlights, is included in the Annual Report to Shareholders for the year ended August 31, 2016, which is available free of charge upon request by visiting www.direxioninvestments.com or by calling toll-free at 1-877-437-9363. Financial information (prior to the close of business on December 5, 2014) below for the Acquiring Fund represents the financial information of the Predecessor Fund when it was a series of Managed Portfolio Series. The financial statements and financial highlights relating to the Acquired Fund and the Acquiring Fund have been incorporated by reference into the SAI.

FINANCIAL HIGHLIGHTS

FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

	Destra Dividend Total Return Fund
	For the year ended September 30, 2016	For the year ended September 30, 2015	For the year ended September 30, 2014	For the year ended September 30, 2013	For the year ended September 30, 2012
Class A
Net asset value, beginning of year	$19.12	$23.05	$20.35	$18.23	$15.14

Investment operations:
Net investment income[1]	0.26	0.36	0.76	0.34	0.36
Net realized and unrealized gain (loss)	1.77	(3.34)	2.86	2.14	2.99

Net Increase (Decrease) in Net Asset Value from Operations	2.03	(2.98)	3.62	2.48	3.35

Distributions paid to shareholders from:
Net investment income	(0.40)	(0.35)	(0.68)	(0.36)	(0.26)
Net realized gains	(0.31)	(0.60)	(0.24)	—	— [2]

Total distributions	(0.71)	(0.95)	(0.92)	(0.36)	(0.26)

Net asset value, end of year	$20.44	$19.12	$23.05	$20.35	$18.23

TOTAL RETURN[3]	10.89%	(13.43)%	18.14%	13.78%	22.23%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s omitted)	$8,489	$12,377	$13,236	$23,338	$15,734
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	1.60%	1.60%	1.60%	1.60%	1.60%
Expenses, prior to expense reimbursements/waivers	2.06%	2.20%	2.06%	2.12%	3.95%
Net investment income	1.34%	1.61%	3.47%	1.77%	2.06%

Portfolio turnover rate	40%	46%	24%	21%	17%

	Destra Dividend Total Return Fund
	For the year ended September 30, 2016	For the year ended September 30, 2015	For the year ended September 30, 2014	For the year ended September 30, 2013	For the year ended September 30, 2012
Class C
Net asset value, beginning of year	$17.14	$20.76	$18.41	$16.50	$15.00	†

Investment operations:
Net investment income[1]	0.12	0.17	0.47	0.18	0.19	†
Net realized and unrealized gain (loss)	1.57	(2.98)	2.65	1.93	1.41	†

Net Increase (Decrease) in Net Asset Value from Operations	1.69	(2.81)	3.12	2.11	1.60	†

Distributions paid to shareholders from:
Net investment income	(0.27)	(0.21)	(0.53)	(0.20)	(0.10	)†
Net realized gains	(0.31)	(0.60)	(0.24)	—	—	2,†

Total distributions	(0.58)	(0.81)	(0.77)	(0.20)	(0.10	)†

Net asset value, end of year	$18.25	$17.14	$20.76	$18.41	$16.50	†

TOTAL RETURN[3]	10.08%	(14.07)%	17.28%	12.89%	10.71	%4†

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s omitted)	$9,394	$15,544	$16,206	$10,114	$5067	†
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	2.35%	2.35%	2.35%	2.35%	2.35	%5†
Expenses, prior to expense reimbursements/waivers	2.81%	2.45%	2.62%	2.81%	6.67	%5†
Net investment income	0.66%	0.87%	2.39%	1.02%	1.26	%5†

Portfolio turnover rate	40%	46%	24%	21%	17	%4†

	Destra Dividend Total Return Fund
	For the year ended September 30, 2016	For the year ended September 30, 2015	For the year ended September 30, 2014	For the year ended September 30, 2013	For the year ended September 30, 2012
Class I
Net asset value, beginning of year	$19.14	$23.06	$20.35	$18.23	$15.14

Investment operations:
Net investment income[1]	0.32	0.42	0.73	0.39	0.38
Net realized and unrealized gain (loss)	1.78	(3.34)	2.95	2.14	3.02

Net Increase (Decrease) in Net Asset Value from Operations	2.10	(2.92)	3.68	2.53	3.40

Distributions paid to shareholders from:
Net investment income	(0.46)	(0.41)	(0.74)	(0.43)	(0.32)
Net realized gains	(0.31)	(0.60)	(0.24)	—	— [2]

Total distributions	(0.77)	(1.01)	(0.98)	(0.43)	(0.32)

Redemption fees	— [2]	0.01	0.01	0.02	0.01

Net asset value, end of year	$20.47	$19.14	$23.06	$20.35	$18.23

TOTAL RETURN[3]	11.24%	(13.14)%	18.52%	14.17%	22.72%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s omitted)	$18,808	$31,367	$37,488	$13,709	$8,440
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	1.32%	1.32%	1.32%	1.32%	1.32%
Expenses, prior to expense reimbursements/waivers	1.80%	1.41%	1.59%	1.79%	6.26%
Net investment income	1.65%	1.91%	3.30%	2.02%	2.18%

Portfolio turnover rate	40%	46%	24%	21%	17%

†	Data is provided for the period November 1, 2011 (commencement of operations) to September 30, 2012.
1	Based on average shares outstanding.
2	Greater than $0.000, but less than $0.005.
3	Assumes an investment at net asset value at the beginning of period, reinvestment of all distributions for the period and does not include payment of the maximum sales charge or contingent deferred sales charge (CDSC). Total return would have been lower if certain expenses had not been waived or reimbursed by the investment advisor.
4	Not Annualized.
5	Annualized.

Financial Highlights

August 31, 2016

														RATIOS TO AVERAGE NET ASSETS[3]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income[1]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital Distribution	Total Distributions	Redemption Fees Paid to Fund		Net Asset Value, End of Year/ Period	Total Return[2]	Net Assets, End of Year/ Period (,000)	Total Expenses	Net Expenses	Net Investment Income after Expense Reimbursement/ Recoupment	Portfolio Turnover Rate[4]
Direxion Hilton Tactical Income Fund
Class A Shares
Year ended August 31, 2016	$15.00	$0.37	$0.99	$1.36	$(0.63)	$—	$—	$(0.63)	$—		$15.73	9.32%	$1,790	1.30%	1.30%	2.45%	84%
June 1, 2015[9] to August 31, 2015	15.68	0.10	(0.62)	(0.52)	(0.10)	—	(0.06)	(0.16)	—		15.00	(3.31%)	3,521	1.30%	1.30%	2.47%	35%[8]
Investor Class Shares
September 1, 2014 to May 31, 2015[10]	16.47	0.40	(0.62)	(0.22)	(0.35)	(0.13)	(0.09)	(0.57)	—		15.68	(1.26%)	3,075	1.46%	1.37%	3.40%[5]	35%[8]
September 16, 2013[9] to August 31, 2014	15.00	0.32	1.50	1.82	(0.32)	(0.03)	—	(0.35)	—		16.47	12.26%	1,223	2.72%	1.60%	2.27%[5]	58%
Institutional Class Shares
Year ended August 31, 2016	15.02	0.41	0.99	1.40	(0.67)	—	—	(0.67)	—	[7]	15.75	9.60%	59,771	1.05%	1.05%	2.70%	84%
Year ended August 31, 2015	16.49	0.52	(1.21)	(0.69)	(0.50)	(0.13)	(0.15)	(0.78)	—	[7]	15.02	(4.25%)	55,752	1.17%	1.09%	3.29%[6]	35%[8]
September 16, 2013[9] to August 31, 2014	15.00	0.37	1.50	1.87	(0.35)	(0.03)	—	(0.38)	—	[7]	16.49	12.61%	34,483	2.52%	1.25%	2.63%[6]	58%

													RATIOS TO AVERAGE NET ASSETS[3]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income[1]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital Distribution	Total Distributions	Redemption Fees Paid to Fund	Net Asset Value, End of Year/ Period	Total Return[2]	Net Assets, End of Year/ Period (,000)	Total Expenses	Net Expenses	Net Investment Income after Expense Reimbursement/ Recoupment	Portfolio Turnover Rate[4]
Class C Shares
Year ended August 31, 2016	$14.99	$0.25	$0.99	$1.24	$(0.51)	$—	$—	$(0.51)	$—	$15.72	8.50%	$2,516	2.05%	2.05%	1.66%	84%
June 2, 2015[9] to August 31, 2015	15.62	0.08	(0.62)	(0.54)	(0.05)	—	(0.04)	(0.09)	—	14.99	(3.46%)	1,210	2.05%	2.05%	2.17%	35%

[1]	Net investment income per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each period.
[2]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes. Total return for a period of less than one year is not annualized.
[3]	For periods of less than one year, these ratios are annualized.
[4]	Portfolio turnover rate is not annualized and is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, forward contracts, futures contracts and repurchase agreements are deemed short-term securities.
[5]	Net investment income ratio is after expense reimbursement. After the reorganization on December 4, 2014, neither the Adviser nor Hilton waives and/or reimburses expenses of the Fund.
Net investment income ratio before expense reimbursement for the period ended September 1, 2014 to May 31, 2015 and the period from September 16, 2013 to August 31, 2014 were 3.31% and 1.15%, respectively.
[6]	Net investment income ratio is after expense reimbursement. After the reorganization on December 4, 2014, neither the Adviser nor Hilton waives and/or reimburses expenses of the Fund.
Net investment income ratio before expense reimbursement for the year ended August 31, 2015 and the period from September 16, 2013 to August 31, 2014 were 3.21% and 1.36%, respectively.
[7]	Amount is less than $0.005.

[8]	Portfolio turnover excludes the purchase and sales of the Hilton Yield Plus Fund prior to the reorganization on December 5, 2014. If these transactions were included, portfolio turnover would have been higher.
[9]	Commencement of operations.
[10]	The Investor Class Shares were converted to Class A shares on June 1, 2015.

Proxy Tabulator

P.O.  Box  8016

Cary, NC 27512-9903

Destra Investment Trust

Destra Dividend Total Return Fund

Date: Thursday, March 7, 2017

Place: One North Wacker, 48th Floor, Chicago, IL 60606

Time: 10:00 a.m. (Central time)

VOTE BY

INTERNET Go To: www.proxypush.com/Destra ● Cast your vote online. ● Have your Proxy Card ready. ● Follow the simple instructions to record your vote.

PHONE Call 866-256-0927 ● Use any touch-tone telephone. ● Have your Proxy Card ready. ● Follow the simple recorded instructions.

MAIL ● Mark, sign and date your Proxy Card. ● Fold your Proxy Card. ● Return your Proxy Card in the postage-paid envelope provided.

ò  Please fold here—Do not separate  ò

DESTRA INVESTMENT TRUST

DESTRA DIVIDEND TOTAL RETURN FUND

SPECIAL MEETING OF SHAREHOLDERS – MARCH 7, 2017

The undersigned shareholder of Destra Dividend Total Return Fund (the “Fund”), a series of the Destra Investment Trust, hereby appoints Jane Hong Shissler, as attorney-in-fact and the proxy of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at a Special Meeting of Shareholders of the Fund to be held at the offices of Destra Investment Trust on One North Wacker, 48th Floor, Chicago, IL 60606 at 10:00 a.m., Central time, March 7, 2017, or at any adjournment or postponement thereof, upon the Proposal and on any other matters properly brought before the Special Meeting, all as described in the Notice of Special Meeting and accompanying Combined Proxy Statement and Prospectus, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees and recommended for approval by shareholders.

When properly executed, this proxy will be voted as indicated on the reverse side or “For” the Proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED
Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature and Title, if applicable

Additional Signature (if held jointly)

Date

PLEASE BE SURE TO SIGN AND DATE THIS CARD AND MARK ON THE REVERSE SIDE

PXY-DHDAX-V3

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders of Destra Dividend Total Return Fund

To Be Held on March 7, 2017

The Notice and Combined Proxy Statement and Prospectus for this Meeting are available at www.proxypush.com/Destra

Do you have questions? If you have any questions about how to vote your proxy or about the

Special Meeting in general, please call toll-free at 866-514-1990. Representatives are available to assist you Monday through Friday, 8 A.M. to 5 P.M., Central Time.

ò  Please fold here—Do not separate  ò

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TO VOTE, MARK ONE BLOCK IN BLUE OR BLACK INK. Example:	∎

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL.

FOR	AGAINST	ABSTAIN

1. To approve an Agreement and Plan of Reorganization and Termination providing for the transfer of all of the assets of the Destra Dividend Total Return Fund (“Fund”) to the Direxion Hilton Tactical Income Fund (the “Acquiring Fund”), a series of the Direxion Funds, an open-end investment company, in exchange solely for the Acquiring Fund’s assumption of all the Fund’s known liabilities and the Acquiring Fund’s Class A, Class C and Institutional Class shares, which would be distributed pro rata by the Fund to its Class A, Class C and Class I shareholders, respectively, in complete liquidation of the Fund.

☐	☐	☐

THANK YOU FOR VOTING

PLEASE BE SURE TO SIGN AND DATE THIS CARD ON THE REVERSE SIDE

PXY-DHDAX-V3

STATEMENT OF ADDITIONAL INFORMATION

February 3, 2017

FOR THE REORGANIZATION OF

DESTRA DIVIDEND TOTAL RETURN FUND

Class A

Class C

Class I

A series of the Destra Investment Trust (“Destra”)

INTO

DIREXION HILTON TACTICAL INCOME FUND

Class A

Class C

Institutional Class

A series of Direxion Funds

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

800-851-0511

This Statement of Additional Information (“SAI”) is not a prospectus. A combined Proxy Statement/Prospectus dated February 3, 2017 (the “Proxy Statement”) related to the above referenced matter may be obtained from the Direxion Funds, on behalf of the Direxion Hilton Tactical Income Fund (the “Acquiring Fund”), by writing or calling the Direxion Funds at the address and telephone number shown above. This SAI should be read in conjunction with such Proxy Statement.

Contents of the SAI

This SAI consists of the cover page, the information set forth below:

Incorporation by Reference

•	The Statement of Additional Information for the Destra Dividend Total Return Fund, a series of Destra, dated February 1, 2017, is incorporated by referenced to Post-Effective Amendment No. 54 to Destra’s Registration Statement on Form N-1A (File No. 811-22417), filed with the SEC on January 27, 2017;

•	The audited financial statements for the Destra Dividend Total Return Fund, a series of Destra, dated September 30, 2016, are incorporated by reference to the Annual Report of the Fund for the fiscal period ended September 30, 2016, filed on Form N-CSR (File No. 811-22417) with the SEC on December 5, 2016;

•	The Statement of Additional Information for the Direxion Hilton Tactical Income Fund, a series of the Direxion Funds, dated December 29, 2016; and

•	The audited financial statements for the Direxion Hilton Tactical Income Fund, a series of Direxion Funds, dated August 30, 2016, are incorporated by reference to the Annual Report of the Fund for the fiscal period ended August 30, 2016, filed on Form N-CSR (File No. 811-08243) with the SEC on November 4, 2016.

1

Pro Forma Financial Statements

The unaudited pro forma Schedule of Investments as of August 31, 2016, the pro forma Statement of Assets and Liabilities as of August 31, 2016, and the pro forma Statement of Operations for the twelve-month period ended August 31, 2016, as adjusted giving effect to the Reorganization, including notes to such pro forma financial statements, are set forth below. The following pro forma combined financial statements should be read in conjunction with the separate financial statements of the Acquiring Fund within the Annual Report referred to in the preceding section.

Direxion Hilton Tactical Income Fund Combined Proforma

Schedule of Investments

8/31/2016 (Unaudited)

Shares			Fair Value
Destra Dividend Total Return Fund	Direxion Hilton Tactical Income Fund		Destra Dividend Total Return Fund		Direxion Hilton Tactical Income Fund	Pro-forma Adjustment	Direxion Hilton Tactical Income Fund Combined Pro-forma
PREFERRED STOCKS - 18.4%
Consumer Discretionary - 0.9%
	36,300	M/I Homes, Inc.	$		916,575		916,575

Financials - 17.5%
	48,500	Affiliated Managers Group, Inc.			1,289,615		1,289,615
	49,500	Ares Capital Corp.			1,287,000		1,287,000
	31,200	Bank of America Corp., Series H			650,832		650,832
	23,150	BGC Partners, Inc.			609,539		609,539
	44,000	Bluerock Residential Growth, Inc. Class A - REIT			1,207,800		1,207,800
	14,750	Boston Private Financial Holdings, Inc.			392,719		392,719
	48,675	Colony Financial, Inc., Series A - REIT			1,274,798		1,274,798
	25,000	Customers Bancorp, Inc.			682,750		682,750
	38,750	Dynex Capital, Inc. Series B - REIT			953,250		953,250
	45,215	HCI Group, Inc.			1,166,547		1,166,547
	50,000	Hercules Capital, Inc.			1,301,000		1,301,000
	47,600	Iberiabank Corp.			1,309,000		1,309,000
	48,000	Legg Mason, Inc.			1,303,680		1,303,680
	49,000	PrivateBancorp, Inc.			1,300,460		1,300,460
	25,000	PS Business Parks, Inc. - REIT			658,750		658,750
	24,450	Saratoga Investment Corp.			625,920		625,920
	49,200	Western Alliance Bancorp (a)			1,295,928		1,295,928
	30,600	Wintrust Financial Corp.			902,700		902,700

					18,212,288		18,212,288

		TOTAL PREFERRED STOCKS (Cost $18,445,679)	$		19,128,863		19,128,863

COMMON STOCKS - 51.9%
Consumer Discretionary - 3.7%
28,517		Coach, Inc. (b)		$1,088,779			1,088,779
28,302		Johson Controls, Inc. (a)		1,241,892			1,241,892
10,302		L Brands, Inc. (a)(b)		785,115			785,115
18,515		Viacom, Inc.		746,895			746,895

				3,862,681			3,862,681

Consumer Staples - 5.3%
	9,573	Constellation Brands, Inc.	$		1,570,451		1,570,451
17,110		Procter & Gamble Co. (The) (b)		1,493,874			1,493,874
	26,522	Tootsie Roll Industries, Inc.			1,010,223		1,010,223
	63,500	Vector Group Ltd.			1,416,685		1,416,685

				1,493,874	3,997,359		5,491,233

Energy - 1.9%
26,370		Genesis Energy LP (b)		943,782			943,782
28,945		Spectra Energy Corp. (b)		1,031,021			1,031,021

				1,974,803			1,974,803

Financials - 14.2%
8,840		Bank of Montreal (b)		$586,092			586,092
7,414	6,715	CME Group, Inc.		803,307	727,570		1,530,877
11,492		Digital Realty Trust, Inc. (b)		1,138,742			1,138,742
	23,000	First of Long Island Corp.			754,400		754,400
	38,475	Four Corners Property Trust, Inc. - REIT			796,817		796,817
	184,900	Gramercy Property Trust - REIT			1,789,832		1,789,832
	105,000	KeyCorp			1,318,800		1,318,800
12,914		Lamar Advertising Co. (b)		804,930			804,930
10,149		Omega Healthcare Investors, Inc. (b)		367,394			367,394
10,590		PacWest Bancorp (b)		458,653			458,653
	94,095	Redwood Trust, Inc. - REIT			1,392,606		1,392,606
18,821		Toronto-Dominion Bank (The) (b)		839,417			839,417
	18,150	Washington Trust Bancorp, Inc.			765,023		765,023
15,381		Wells Fargo & Co. (b)		781,355			781,355
40,243		Weyerhaeuser Co. (b)		1,281,740			1,281,740

				7,061,628	7,545,048		14,606,676

Healthcare - 8.2%
20,704		Abbott Laboratories (b)		869,982			869,982
23,099		AbbVie, Inc. (b)		1,480,646			1,480,646
27,519		GlaxoSmithKline PLC (b)		1,195,976			1,195,976
12,975		Johnson & Johnson (b)		1,548,437			1,548,437
21,530		Merck & Co., Inc. (b)		1,351,869			1,351,869
9,867		Novartis AG (b)		777,224			777,224
37,785		Pfizer, Inc. (b)		1,314,918			1,314,918

				8,539,051			8,539,051

Industrials - 4.5%
11,264		Eaton Corp. PLC (a)(b)		749,507			749,507
39,211		General Electric Co.		1,224,952			1,224,952
	45,500	Rentokil Initial PLC - ADR			635,635		635,635

2

	26,500	Republic Services, Inc.			1,338,780	1,338,780
6,965		United Parcel Service, Inc. (b)		760,717		760,717

				2,735,176	1,974,415	4,709,591

Information Technology - 7.3%
	21,825	Booz Allen Hamilton Holding Corp.			662,607	662,607
	20,500	Broadridge Financial Solutions, Inc.			1,420,650	1,420,650
42,142		Cisco Systems, Inc. (b)		1,324,944		1,324,944
5,183		International Business Machines Corp. (b)		823,475		823,475
15,257		Microchip Technology, Inc. (b)		944,561		944,561
24,810		QUALCOMM, Inc. (b)		1,564,767		1,564,767
17,059		Western Digital Corp. (b)		796,144		796,144

				5,453,891	2,083,257	7,537,148

Materials - 1.8%
22,781		Domtar Corp. (b)		850,187		850,187
12,690		LyondellBasell Industries NV (b)		1,001,114		1,001,114

				1,851,301		1,851,301

Telecommunication Services - 3.8%
30,513		AT&T, Inc. (b)		1,247,371		1,247,371
7,648		BCE, Inc. (b)		357,162		357,162
9,413	24,465	Verizon Communications, Inc.		492,582	1,280,253	1,772,835
18,964		Vodafone Group PLC (b)		581,247		581,247

				2,678,362	1,280,253	3,958,615

Utilities - 1.2%
	24,575	The Southern Company			1,261,435	1,261,435

		TOTAL COMMON STOCKS (Cost $15,542,323)		$35,650,767	18,141,767	53,792,534

CORPORATE BONDS - 9.0%
Consumer Discretionary - 1.7%
		Amazon.com, Inc.
	500,000	3.80%, 12/05/2024	$		559,291	559,291
		Under Armour, Inc.
	1,200,000	3.25%, 06/15/2026			1,217,796	1,217,796

					1,777,087	1,777,087

Financials - 0.6%
	22,500	Customers Bancorp, Inc.
		6.38%, 07/31/2018			611,550	611,550

Health Care - 1.2%
		AbbVie, Inc.
	1,250,000	2.90%, 11/06/2022			1,286,835	1,286,835

Information Technology - 5.5%
		Alphabet, Inc.
	800,000	3.38%, 02/25/2024			881,698	881,698
		Apple, Inc.
	1,000,000	3.20%, 05/13/2025			1,069,129	1,069,129
		Broadridge Financial Solutions, Inc.
	1,200,000	3.40%, 06/27/2026			1,232,167	1,232,167
		Microsoft Corp.
	1,200,000	2.38%, 02/12/2022			1,239,671	1,239,671
		Oracle Corp.
	1,250,000	2.50%, 10/15/2022			1,286,050	1,286,050

					5,708,715	5,708,715

		TOTAL CORPORATE BONDS (Cost $8,989,917)	$		9,384,187	9,384,187

CONVERTIBLE BONDS - 2.4%
Financials - 2.4%
		Colony Capital, Inc.
	750,000	3.88%, 01/15/2021	$		739,219	739,219
		HCI Group, Inc.
	1,865,000	3.88%, 03/15/2019			1,762,425	1,762,425

		TOTAL CONVERTIBLE BONDS (Cost $2,498,284)	$		2,501,644	2,501,644

FOREIGN GOVERNMENT BONDS - 0.6%
		Republic of Argentina
	600,000	6.88%, 04/22/2021(a)	$		652,200	652,200

		TOTAL FOREIGN GOVERNMENT BONDS (Cost $637,920)	$		652,200	652,200

U.S. GOVERNMENT OBLIGATIONS - 1.0%
		U.S. Treasury Note
	1,050,000	2.00%, 08/15/2025	$		1,088,657	1,088,657

		TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $1,059,214)	$		1,088,657	1,088,657

CLOSED-END FUNDS - 3.5%
	110,965	Invesco Dynamic Credit Opportunities Fund	$		1,294,961	1,294,961
	45,250	Nuveen Mortgage Opportunity Term Fund			1,097,313	1,097,313
	80,075	Prudential Short Duration High Yield Fund, Inc.			1,291,610	1,291,610

		TOTAL CLOSED-END FUNDS (Cost $3,612,665)	$		3,683,884	3,683,884

3

MASTER LIMITED PARTNERSHIPS - 7.2%
Energy - 5.9%
52,186	40,250	Enterprise Products Partners L.P.(b)		$1,377,710	1,062,600		2,440,310
18,108	15,360	Magellan Midstream Partners L.P. (b)		1,273,536	1,080,269		2,353,805
38,070		MPLX LP (b)		1,261,259			1,261,259

				3,912,505	2,142,869		6,055,374

Financials - 1.3%
	49,000	Ares Management L.P.(a)			1,345,540		1,345,540

		TOTAL MASTER LIMITED PARTNERSHIPS (Cost $3,324,561)		$3,912,505	3,488,409		7,400,914

EXCHANGE-TRADED FUNDS - 0.6%
	15,045	ProShares Short S&P 500 Fund(a)	$		574,418		574,418

		TOTAL EXCHANGE TRADED FUNDS (Cost $636,707)	$		574,418		574,418

SHORT-TERM INVESTMENTS - 0.3%
274,469		Fidelity Institutional Money Market Prime Money Market Portfolio - Institutional CL		$274,469			274,469

				274,469			274,469

		Total Investments - 94.9% (Cost $89,009,313)		$39,837,741	58,644,029		98,481,770
		Other Assets in Excess of Liabilities - 5.1%		(124,158)	5,433,163	—	5,309,005

		Total Net Assets - 100.0%		$39,713,583	$64,077,192	$—	$103,790,775

Summary By Country	Fair Value	% of Net Assets
Canada	$1,782,670	1.7%
Switzerland	777,224	0.7%
United Kingdom	1,777,222	1.7%
United States	94,144,654	90.7%

Total Investments	98,481,770	94.9%
Other Assets in Excess of Liabilities	5,309,005	5.1%

Net Assets	103,790,775	100.0%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Security was sold after the Acquired Fund’s fiscal year end. All remaining holdings are permissable holdings for the Acquiring Fund and are consistent with its respective investment strategy. See Note 2.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLP (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Written Options

August 31, 2016

Contracts		Value
300	Enterprise Products Partners L.P. Call
	Expiration September 2016, Strike Price $30 (Premiums Received $7,325)	$750
230	Verizon Communications, Inc. Call
	Expiration January 2017, Strike Price $57.50 (Premiums Received $18,390)	4,830

		$5,580

The accompanying notes are an integral part of these financial statements.

4

Direxion Hilton Tactical Income Fund Combined Proforma

Statement of Assets and Liabilities

August 31, 2016 (Unaudited)

	Destra Dividend Total Return Fund	Direxion Hilton Tactical Income Fund	Pro-forma Adjustment		Direxion Hilton Tactical Income Fund Combined Pro-forma
Assets:
Investments, at fair value (Note 2)	$39,837,741	$58,644,029			$98,481,770
Cash		6,560,479			6,560,479
Receivable for Fund shares sold	14,448	44,071			58,519
Dividends and interest receivable	—	191,562			191,562
Accrued Income Receivable	93,156	—			93,156
Reclaim Receivable	8,424	—			8,424
Other Assets	4,416	—			4,416

Total Assets	39,958,184	65,440,141	—		105,398,325

Liabilities:
Written options, at fair value (Note 2)	—	5,580			5,580
Fund shares redeemed	79,580	11,298			90,878
Payable for investment securities purchased	—	1,287,142			1,287,142
Due to Custodian	7,302
Accrued Expense Payable	157,719	—			—
Accrued investment advisory fees	—	48,243			48,243
Accrued distribution expenses	—	2,646			2,646
Accrued operating services fees	—	8,040			8,040

Total Liabilities	244,602	1,362,949	—		1,607,551

Net Assets	$39,713,583	$64,077,192	$—		$103,790,775

Net Assets Consist of:
Capital stock	$37,514,786	$62,972,315			$100,487,101
Accumulated net investment loss	(6,920)	(312,908)			(319,828)
Accumulated net realized loss	(3,369,981)	(2,499,109)			(5,869,090)
Net unrealized appreciation on:
Investments	5,575,698	3,896,759			9,472,457
Written options		20,135			20,135

Net Assets	$39,713,583	$64,077,192	$—		$103,790,775

Cost of Investments	$34,262,043	$54,747,270			$89,009,313

Premiums Received from Written Options	$—	$(25,715)			$(25,715)

Calculation of Net Asset Value Per Share:
Class A Shares:
Net assets	$9,005,674	$1,789,652	$—		$10,795,326
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	440,284	113,796	132,232	(a)	686,312
Net asset value, redemption price and offering price per share	$20.45	$15.73			$15.73

Institutional Class Shares:
Net assets	$20,685,162	$59,771,431	$—		$80,456,593
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	1,009,241	3,795,656	304,103	(a)	5,109,000
Net asset value, redemption price and offering price per share	$20.50	$15.75			$15.75

Class C Shares:
Net assets	$10,022,747	$2,516,109	$—		$12,538,856
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	549,350	160,050	88,229	(a)	797,629
Net asset value, redemption price and offering price per share	$18.24	$15.72			$15.72

(a)	Reflects adjustment due to additional shares issued of the acquiring Portfolio.

See Notes to Pro-forma Combined Financial Statements

5

Direxion Hilton Tactical Income Fund Combined Proforma

Statement of Operations

For the Year Ended August 31, 2016 (Unaudited)

	Destra Dividend Total Return Fund	Direxion Hilton Tactical Income Fund	Pro-forma Adjustment		Direxion Hilton Tactical Income Fund Combined Pro-forma
Investment Income:
Dividend income	$1,469,572	$1,920,903			$3,390,475
Interest income	—	393,222			$393,222
Less: foreign taxes withheld	(17,191)	—			$(17,191)

Total investment income	1,452,381	2,314,125			3,766,506

Expenses:
Investment advisory fees	364,116	555,482	66,946	(a)	986,543
Operating service fees	—	92,580	71,844	(a)	164,424
Transfer Agent Fees	153,172	—	(153,172	) (b)	—
Administration and Accounting Fees	74,605	—	(74,605	) (b)	—
Distribution Fees – Class A	23,227	5,646	2,652	(a)	31,525
Distribution Fees – Class C	115,906	19,870	13,275	(a)	149,050
Blue Sky Fees	54,090	—	(54,090	) (b)	—
Shareholder Reporting	34,055	—	(34,055	) (b)	—
Audit Fee	29,465	—	(29,465	) (b)	—
Trustee Fee & Expenses	27,517	—	(27,517	) (b)	—
CCO/CFO Fees	19,939	—	(19,939	) (b)	—
Custody Transaction Fees	10,858	—	(10,858	) (b)	—
Legal Fee	9,420	—	(9,420	) (b)	—
Insurance Expense	7,432	—	(7,432	) (b)	—
Custodian Fee & Expenses	4,283	—	(4,283	) (b)	—
Other expenses	1,102	—	(1,102	) (b)	—

Total expenses	929,187	673,578	(271,222)		1,331,543
Less: expense waiver and reimbursements	(218,340)		218,340	(c)	—

Net expenses	710,848	673,578	(52,882)		1,331,543

Net investment income	741,534	1,640,547	52,882		2,434,963

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investments	(2,875,430)	(1,557,319)			(4,432,749)
Written options	—	8,830			8,830

	(2,875,430)	(1,548,489)			(4,423,919)

Capital gain distributions from regulated investment companies	—	74,250			74,250

Change in net unrealized appreciation (depreciation) on:
Investments	6,492,630	5,231,980			11,724,610
Written options	—	20,135			20,135

	6,492,630	5,252,115			11,744,745

Net realized and unrealized gain on investments	3,617,200	3,777,876			7,395,076

Net increase in net assets resulting from operations	$4,358,734	$5,418,423			$9,777,157

(a)	Reflects adjustment for expenses due to the effects of new contract rate for acquiring Portfolio.
(b)	Reflects elimination of the expenses due to the effects of the Operating Services Agreement.
(c)	Reflects elimination of the expense waiver due to the effects of the Operating Services Agreement.

See Notes to Pro-forma Combined Financial Statements

6

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

August 31, 2016

NOTE 1 – BASIS OF COMBINATION AND SIGNIFICANT ACCOUNTING POLICIES:

Direxion Funds (the “Trust”) was organized as a Massachusetts Business Trust on June 6, 1997, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The Trust currently has 15 series, of which one is included in this report: the Direxion Hilton Tactical Income Fund (the “Fund”). Rafferty Asset Management, LLC serves as the Fund’s investment adviser (“Rafferty” or “Adviser”) and Hilton Capital Management, LLC (“Hilton”) serves as the Fund’s subadviser (“Subadviser”).

The Fund primarily seeks income with a secondary investment objective of capital appreciation consistent with the preservation of capital. The Fund pursues its investment objective by utilizing an investment strategy that employs a disciplined approach to balancing fixed income investments with historically higher income producing equity securities, with a focus on minimizing absolute risk and volatility. The Subadviser attempts to mitigate portfolio risk and volatility by creating a diversified portfolio of income producing securities that also offer the potential for capital appreciation. These securities may include common and preferred stocks of any capitalization, master limited partnerships (“MLPs”), real estate investment trusts (“REITS”), and a variety of debt instruments of any maturity, including corporate bonds, exchange-traded notes, municipal bonds, and securities issued, backed or otherwise guaranteed by the U.S. Government or its agencies.

The Board of Trustees of the “Trust” and the Board of Trustees of the Destra Investment Trust (“Destra Trust”), approved a proposed Agreement and Plan of Reorganization and Termination (the “Reorganization Plan”) on November 7, 2016 and November 16, 2016 respectively, that provides for the transfer of all assets of the Destra Dividend Total Return Fund (“Destra Fund”), a series of Destra Trust to the Fund, a series of the Trust (“Direxion Funds Trust”) and the assumption by the Fund of all of the liabilities of the Destra Fund in exchange for shares of the Fund having an aggregate value equal to the net assets of the Destra Fund, the distribution of the Fund shares to the Destra Fund shareholders of record determined immediately after the close of business on the closing date, and the subsequent liquidation of the Destra Fund.

7

The Destra Fund’s annual contractual management fee rate equals 0.85% of average daily net assets and currently retains Hilton as its investment sub-advisor. The Fund has entered into an investment advisory agreement (“Investment Advisory Agreement”) with the Adviser equal to the contractual management fee rate of 0.90% of the average daily net assets. In addition, the Adviser has entered into a sub-advisory agreement with Hilton, whereby the Subadviser will provide investment management and asset allocation advice to the Fund. The Adviser pays, out of the management fees it receives from the Fund, a fee for these sub-advisory services.

The Fund has entered into an Operating Services Agreement (the “Operating Services Agreement”) with the Adviser. Under this Operating Services Agreement, the Adviser has contractually agreed, in exchange for an annualized fee of 0.15% of the average daily net assets of each class of the Fund, to pay all expenses of the Fund as long as Rafferty is the adviser of the Fund, other than the following: management fees, distribution and/or service fees, acquired fund fees and expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Fund at least through September 1, 2018.

Shares of the Fund are subject to an annual 12b-1 fee. The Class A shares of the Fund currently pay 0.25% of its average daily net assets. The Class C shares of the Fund currently pay a 12b-1 fee of 1.00% of the Fund’s Class C average daily net assets. The Institutional Class shares of the Fund do not pay a 12b-1 fee. The Fund does not charge a shareholder service fee. Rafferty Capital Markets, LLC (the “Distributor”) serves as principal underwriter of the Fund and acts as the Fund’s distributor in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Adviser.

The Destra Funds’ Class A and Class C shares have adopted a Distribution Plan (“Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan is a compensation type plan that permits the payment at an annual rate of up to 0.25% and 1.00% of the average daily net assets of the Funds’ Class A and C shares, respectively. Payments are made to Destra Capital Investments LLC, the Funds’ distributor (the “Distributor”), who may make ongoing payments to financial intermediaries based on the value of each Fund’s shares held by such intermediaries’ customers.

The Reorganization Plan is subject to the approval of the Destra Fund’s shareholders. A special meeting of shareholders of the Destra Fund will be held on or about March 7, 2017.

8

The Reorganization will be accounted for as a tax-free reorganization of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at August 31, 2016. The unaudited pro forma combined portfolio of investments and statement of assets and liabilities reflect the financial position of the Destra Fund and the Fund at August 31, 2016. The unaudited pro forma combined statement of operations reflects the results of operations of the Fund as if it had acquired the Destra Fund at the beginning of the year ended August 31, 2016. These statements have been derived from the Portfolios’ respective books and records utilized in calculating daily net asset value at the dates indicated above for each Portfolio under accounting principles generally accepted in the United States of America. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Fund for pre-combination periods will not be restated.

The unaudited pro forma combined portfolio of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Portfolios included in the Trust’s Statement of Additional Information, each of the Portfolios has substantially the same significant accounting policies as detailed in the historical financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Following the Reorganization, the Fund is the “accounting survivor.” The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of the Destra Fund by the Fund had taken place as of August 31, 2016.

Investment Valuation – The Net Asset Value (“NAV”) of the Fund is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (“NYSE”), each day the NYSE is open for business. The value of all portfolio securities and other assets held by the Fund will be determined as of the time the Fund calculates its NAV, 4:00 p.m. Eastern Time (“Valuation Time”). Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end funds, MLPs and REITs and over-the-counter securities are valued at their last sales price or, if not available, at the average of the last bid and ask prices. Securities primarily traded on the NASDAQ National Market are valued using the NASDAQ Official Closing Price. Investments in open-end mutual funds, including money market funds, are valued at their respective quoted NAV on the valuation date. Asset-backed securities, convertible bonds and corporate bonds are valued using the mean between the closing bid and ask

9

price furnished by an independent pricing service. Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for an option on a given business day, the composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Securities for which reliable market quotations are not readily available, the Fund’s pricing service does not provide a valuation for such securities, the Fund’s pricing service provides valuation that in the judgment of the Adviser does not represent fair value, or the Fund or Adviser believes the market price is stale, are fair valued as determined by the Adviser under the supervision of the Direxion Funds Trust Board of Trustees. Additionally, the Adviser will monitor developments in the marketplace for significant events that may affect the value of those securities whose closing prices were established before the Valuation Time.

The Fund follows authoritative fair valuation accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs including the Fund’s own assumptions about the assumptions in determining fair value of investments

To the extent that equity securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean price is used, these securities are categorized in Level 2 of the fair value hierarchy. Asset-backed securities, convertible bonds and corporate bonds are generally categorized in Level 2 of the fair value hierarchy. Investments in other mutual funds are categorized as Level 1 in the hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those financial instruments.

10

The following is a summary of the inputs used to value the Fund’s securities as of August 31, 2016:

	Level 1			Level 2			Level 3			Total
	Destra Dividend Total Return Fund	Direxion Hilton Tactical Income Fund	Direxion Hilton Tactical Income Fund Combined Pro-forma	Destra Dividend Total Return Fund	Direxion Hilton Tactical Income Fund	Direxion Hilton Tactical Income Fund Combined Pro-forma	Destra Dividend Total Return Fund	Direxion Hilton Tactical Income Fund	Direxion Hilton Tactical Income Fund Combined Pro-forma	Destra Dividend Total Return Fund	Direxion Hilton Tactical Income Fund	Direxion Hilton Tactical Income Fund Combined Pro-forma
Preferred Stocks	$—	$17,782,894	$17,782,894	$—	$1,345,969	$1,345,969	$—	$—	$—	$—	$19,128,863	$19,128,863
Common Stocks	$39,563,272	$18,141,767	$57,705,039	$—	$—	$—	$—	$—	$—	$39,563,272	$18,141,767	$57,705,039
Corporate Bonds	$—	$—	$—	$—	$9,384,187	$9,384,187	$—	$—	$—	$—	$9,384,187	$9,384,187
Closed-End Funds	$—	$3,683,884	$3,683,884	$—	$—	$—	$—	$—	$—	$—	$3,683,884	$3,683,884
Master Limited Partnerships	$—	$3,488,409	$3,488,409	$—	$—	$—	$—	$—	$—	$—	$3,488,409	$3,488,409
Convertible Bonds	$—	$—	$—	$—	$2,501,644	$2,501,644	$—	$—	$—	$—	$2,501,644	$2,501,644
U.S. Government Obligations	$—	$—	$—	$—	$1,088,657	$1,088,657	$—	$—	$—	$—	$1,088,657	$1,088,657
Foreign Government Bonds	$—	$—	$—	$—	$652,200	$652,200	$—	$—	$—	$—	$652,200	$652,200
Exchange-Traded Funds	$—	$574,418	$574,418	$—	$—	$—	$—	$—	$—	$—	$574,418	$574,418
Money Market Mutual Fund	$274,469	$—	$274,469	$—	$—	$—	$—	$—	$—	$274,469	$—	$274,469
Call Options Written	$—	$(4,830)	$(4,830)	$—	$(750)	$(750)	$—	$—	$—	$—	$(5,580)	$(5,580)

Total	$39,837,741	$43,666,542	$83,504,283	$—	$14,971,907	$14,971,907	$—	$—	$—	$39,837,741	$58,638,449	$98,476,190

The Fund follows authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reasons(s) for the transfers, and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no transfers between Level 1 and Level 2 securities. There were no Level 3 securities held by the Fund during the year ended August 31, 2016. It is the Fund’s policy to recognize transfers into Level 3 at the value as of the beginning of the period, if applicable.

NOTE 2 – INVESTMENT PORTFOLIO TRANSACTIONS AS A RESULT OF THE REORGANIZATION:

The Destra Fund and the Fund have similar investment objectives, they employ differing investment strategies to achieve their respective objectives. While both Funds invest in income producing equity securities, the Destra Fund invests least 80% of its net assets in dividend-producing equity securities, while the Fund invests in both fixed income investments and income producing equity securities as its principal investment strategy. In order to make these strategies align prior to the reorganization certain securities of the Destra Fund were sold. The total value of these assets sold was $33,861,065 resulting in $4,549,687 in realized gains. Commissions associated to these transactions were approximately $21k and $0.03 on a per share basis. All securities sold are noted on the Schedule of Investments.

The Destra Fund had approximately $3,510,720 in short term and long term capital loss carryforwards that were used to offset these realized gains. The remaining gains were distributed to shareholders with record date of December 28, 2016, ex-date of December 29, 2016 and pay date of December 30, 2016.

Destra Dividend Total Return Fund

	Class A Shares	Institutional Class Shares	Class C Shares	Total
Short Term Capital Gain Distribution ($)	18,598	33,925	25,143	77,666
Short Term Capital Gain Distribution ($) per/share	0.04812	0.04812	0.04812
Long Term Capital Gain Distribution ($)	251,195	458,194	339,590	1,048,979
Long Term Capital Gain Distribution ($) per/share	0.64992	0.64992	0.64992

11

NOTE 3 – ADDITIONAL DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS:

The Fund follows authoritative standards for the accounting of derivative instruments, which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enable investors to understand how and why a fund uses derivatives instruments, how a fund accounts for derivative instruments and how derivative instruments affect a fund’s financial position and results of operations.

The Fund uses derivative instruments as part of its principal investment strategy to achieve its investment objective. As of August 31, 2016, the Fund was invested in written option contracts.

At August 31, 2016, the fair value of derivatives instruments whose primary underlying risk exposure is equity risk was as follows:

Liability Derivatives[1]
Written options	$5,580

[1]	Statements of Assets and Liabilities location: Written options, at fair value

Transactions in derivative instruments during the year ended August 31, 2016, whose primary underlying risk exposure is equity risk, were as follows:

Written options

Net realized gain (loss)[1]	$8,830

Change in net unrealized appreciation (depreciation)[2]	$20,135

[1]	Statements of Operations location: Net realized gain (loss) on written options.
[2]	Statements of Operations location: Change in net unrealized appreciation (depreciation) on written options.

During the year ended August 31, 2016, the number of option contracts written and the premiums received by the Fund were as follows:

	Contracts	Premiums
Outstanding, August 31, 2015	—	$—
Options written	610	35,032
Options closed	(80)	(9,317)

Outstanding, August 31, 2016	530	$25,715

The Fund utilizes these written options as a substitute for a comparable market position in the respective underlying security of the written options.

NOTE 4 – Taxes:

Each Portfolio, as well as the Acquiring Portfolio after the Reorganization, intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies (“RICs”) and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required.

NOTE 5 – UNAUDITED PRO FORMA COMBINED ADJUSTMENTS:

The accompanying unaudited pro forma combined financial statements reflect changes in the Fund’s shares as if the merger had taken place on August 31, 2016. Destra Capital Advisors LLC, Destra Fund’s current Advisor and Hilton will bear the expenses of this transaction (i.e., the costs associated with preparing, printing and distributing the prospectus and proxy materials, legal and accounting fees in connection with the Reorganization, and expenses of holding the shareholders meeting). Destra Capital and Hilton will each be responsible for its own legal costs and expenses. The remaining costs associated with the Reorganization will be divided equally by Hilton and Destra Capital.

12

Shareholders of the Acquired Fund will not bear any such costs. These expenses, which are not reflected in the unaudited pro forma combined statement of operations, are estimated at approximately $117,000.

The unaudited pro forma net asset value per share assumes additional common shares of beneficial interest issued in connection with the proposed acquisition of the Destra Fund by the Fund as of August 31, 2016. The number of additional shares issued was calculated based on the net assets of the Destra Fund and net asset value per share of the Fund at August 31, 2016.

	Shares of Destra Dividend Total Return Fund Pre-Combination August 31, 2016	Shares of Direxion Hilton Tactical Income Fund Pre-Combination August 31, 2016	Additional Shares Assumed Issued in Reorganization	Total Outstanding Shares Post- Combination August 31, 2016
Class A Shares	440,284	113,796	132,232	686,312
Institutional Class Shares	1,009,241	3,795,656	304,103	5,109,000
Class C Shares	549,350	160,050	88,229	797,629

Total Shares Outstanding	1,998,875	4,069,502	524,564	6,592,941

The unaudited pro forma combined financial statements assumes that the combined Fund has entered into an Investment Advisory Agreement contractual management fee rate equal to 0.90% of average net daily assets, subject to the Fund’s annual 12b-1 fees for Class A Shares equal to 0.25% of average daily net assets and Class C Shares equal to 1.00% of average daily net assets and entered Operating Services Agreement at an annualized fee of 0.15% of the average daily net assets at the beginning of the year ended August 31, 2016. In addition, the Adviser has entered into a sub-advisory agreement with Hilton, whereby the Subadviser will provide investment management and asset allocation advice to the Fund. The Adviser pays, out of the management fees it receives from the Fund, a fee for these sub-advisory services.

13

OTHER INFORMATION

Item 15.	Indemnification

Reference is made to Article XI of the Direxion Funds’ Amended and Restated Declaration of Trust (previously filed with the Registration Statement on Form N-1A (File No. 333-28697) on May 29, 2015) and Paragraph 10 of the Amended and Restated Distribution Agreement (previously filed with the Registration Statement on Form N-1A (File No. 333-28697 on April 30, 2009). With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, director, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Trust. With respect to the distributor, the general effect of the relevant provisions is to indemnify those entities for claims arising out of any untrue statement or material fact contained in the Fund’s Registration Statement, reports to shareholders or advertising and sales literature.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, (the “1933 Act”) the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.”

Item 16.	Exhibits

Exhibit No.	Exhibit

(1)	Amended and Restated Declaration of Trust – incorporated by reference to Registrant’s Registration Statement on Form N-1A filed May 29, 2015.

(2)	By-laws – incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on June 6, 1997.

(3)	Not Applicable.

(4)	Form of Agreement and Plan of Reorganization – filed herewith as Appendix A to Part A.

(5)	Instruments Defining Rights of Security Holders – incorporated by reference to the Amended and Restated Declaration of Trust filed May 29, 2015 and By-laws filed June 6, 1997.

(6)(a)	Investment Advisory Agreement between Direxion Funds and Rafferty Asset Management, LLC – incorporated by reference to the Registrant’s Registration Statement on Form N-1A filed on December 28, 2016.

(6)(b)	Amendment to Schedule A of the Investment Advisory Agreement – incorporated by reference to the Registrant’s Registration Statement on Form N-1A filed on September 30, 2016.

(6)(c)	Subadvisory Agreement between Hilton Capital Management, LLC and Rafferty Asset Management, LLC – incorporated by reference to the Registrant’s Registration Statement on Form N-1A filed on December 28, 2016.

(7)(a)	Amended and Restated Distribution Agreement between Direxion Funds and Rafferty Capital Markets, LLC (“RCM”) incorporated by reference to Registrant’s Registration Statement on Form N-1A filed April 30, 2009.

(7)(b)	Amendment to Schedule A and B of the Amended and Restated Distribution Agreement between Direxion Funds and RCM – incorporated by reference to the Registrant’s Registration Statement of Form N-1A filed on September 30, 2016.

(8)	Not Applicable.

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(9)(a)	Custody Agreement between Direxion Funds and U.S. Bank, National Association – incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on December 22, 2011.

(9)(b)	First Amendment to the Custody Agreement – incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on October 10, 2014.

(10)(a)	Class A Plan pursuant to Rule 12b-1 – incorporated by reference to Registrant’s Registration Statement on Form N-1A filed February 1, 2012.

(10)(b)	Amendment to Schedule A of the Class A Plan pursuant to Rule 12b-1 – incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on September 30, 2016.

(10)(c)	Class C Plan pursuant to Rule 12b-1 – incorporated by reference to Registrant’s Registration Statement of Form N-1A filed February 1, 2012.

(10)(d)	Amendment to Schedule A of the Class C Plan pursuant to Rule 12b-1 – incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on September 30, 2016.

(10)(e)	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 – incorporated by reference to Registrant’s Registration Statement on Form N-1A filed April 2, 2015.

(10)(f)	Amendment to Schedule A of the Amended and Restated Multiple Class Plan – incorporated by reference to Registrant’s Registration Statement on Form N-1A filed April 2, 2015.

(11)	Opinion and Consent of K&L Gates, LLP regarding the legality of the securities being issued - filed herewith.

(12)	Opinion and Consent of K&L Gates, LLP regarding certain tax matters – to be filed by amendment within a reasonable time after receipt of the opinion.

(13)(a)	Fund Administration Servicing Agreement between Direxion Funds and U.S. Bancorp Fund Services, LLC – incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on August 30, 2010.

(13)(b)	Second Amendment to the Fund Administration Servicing Agreement – incorporated by reference to Registrant’s Registration Statement on Form N-1A filed October 10, 2014.

(13)(c)	Fund Accounting Servicing Agreement between Direxion Funds and U.S. Bancorp Fund Services, LLC – incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on August 30, 2010.

(13)(d)	First Amendment to the Fund Accounting Servicing Agreement – incorporated by reference to Registrant’s Registration Statement on Form N-1A filed October 10, 2014.

(13)(e)	Transfer Agent Servicing Agreement between Direxion Funds and U.S. Bancorp Fund Services, LLC – incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on August 30, 2010.

(13)(f)	First Amendment to the Transfer Agent Servicing Agreement – incorporated by reference to Registrant’s Registration Statement on Form N-1A filed October 10, 2014.

(13)(g)	Amended and Restated Operating Services Agreement on behalf of the Registrant – incorporated by reference to Registrant’s Registration Statement of Form N-1A filed December 23, 2015.

(14)(a)	Consent of Independent Public Accounting Firm for Direxion Hilton Tactical Income Fund – filed herewith.

(14)(b)	Consent of Independent Public Accounting Firm for Destra Dividend Total Return Fund – filed herewith.

(15)	Not Applicable

(16)	Powers of Attorney – incorporated by reference to Registrant’s Registration Statement on Form N-14 filed January 6, 2017.

(17)	Form of Proxy Card – filed herewith following the Appendices to Part A.

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Item 17.	Undertakings

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file an opinion of counsel supporting the tax consequences of the proposed reorganization as an amendment to this registration statement within a reasonable time after receipt of such opinion.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of New York and the State of New York on February 3, 2017.

DIREXION FUNDS

By:	/s/ Daniel D. O’Neill*
Daniel D. O’Neill
Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Daniel D. O’Neill* Daniel D. O’Neill	Chief Executive Officer and Chairman of the Board	February 3, 2017

/s/ Gerald E. Shanley III* Gerald E. Shanley III	Trustee	February 3, 2017

/s/ John Weisser* John Weisser	Trustee	February 3, 2017

/s/ Jacob Gaffey* Jacob Gaffey	Trustee	February 3, 2017

/s/ David L. Driscoll* David L. Driscoll	Trustee	February 3, 2017

/s/ Eric W. Falkeis* Eric W. Falkeis	Principal Executive Officer	February 3, 2017

/s/ Patrick J. Rudnick* Patrick J. Rudnick	Principal Financial Officer and Assistant Secretary	February 3, 2017

*By:	/s/ Angela Brickl
Attorney-In Fact pursuant to the Power of Attorney incorporated by reference to Registrant’s Registration Statement on Form N-14 filed January 6, 2017.

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INDEX TO EXHIBITS

Exhibit Number	Description

(4)	Form of Agreement and Plan of Reorganization – filed herewith as Appendix A to Part A

(11)	Opinion and Consent of K&L Gates, LLP

(14)(a)	Consent of Independent Public Accounting Firm for Direxion Hilton Tactical Income Fund

(14)(b)	Consent of Independent Public Accounting Firm for Destra Dividend Total Return Fund

(17)(g)	Form of Proxy Card – filed herewith with Part A following the Proxy Statement and its appendices

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